     As Filed With The Securities And Exchange Commission On April 29, 2004

                        File Nos. 33-73408 and 811-8234

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         (X)

                           Pre-Effective Amendment No. --                 ( )

                           Post-Effective Amendment No. 25                (X)

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   (X)

                                Amendment No. 29

                         TIFF INVESTMENT PROGRAM, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA, 22911
-------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                          (800) 984-0084 (Registrant's
-------------------------------------------------------------------------------
                     Telephone Number, Including Area Code)

 Richard Flannery, TIFF Advisory Services, Inc., 590 Peter Jefferson Parkway,
                     Suite 250, Charlottesville, VA 22903
-------------------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

                                With Copies to:

          Cynthia Surprise                                    Jack Murphy
   Investors Bank & Trust Company                             Dechert LLP
           Mail Code LEG13                                1775 I Street, N.W.
        200 Clarendon Street              and             Washington, DC 2006
          Boston, MA 02116

It is proposed that this filing will become effective:
    / /  immediately upon filing pursuant to paragraph (b)
    /X/  On April 30, 2004, pursuant to paragraph (b)
    / /  60 days after filing, pursuant to paragraph (a)(1)
    / /  On _____________, pursuant to paragraph (a) (1)
    / /  75 days after filing, pursuant to paragraph (a) (2)
    / /  On _____________, pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:
    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO]    TIP PROSPECTUS


          TIFF INVESTMENT PROGRAM, INC.                           April 30, 2004


--------------------------------------------------------------------------------
                                TIFF MUTUAL FUNDS
--------------------------------------------------------------------------------

TIFF Multi-Asset Fund                     TIFF Advisory Services, Inc.
TIFF International Equity Fund            590 Peter Jefferson Parkway, Suite 250
TIFF US Equity Fund                       Charlottesville, VA 22911
TIFF Government Bond Fund                 o  Phone                  434-817-8200
TIFF Short-Term Fund                      o  Fax                    434-817-8231
                                          o  Email                 info@tiff.org
                                          o  Website                www.tiff.org

The TIFF Investment Program, Inc. is a no-load, open-end management investment company that seeks to improve the net investment returns of its members by making available to them a series of investment vehicles, each with its own investment objectives and policies. The mutual funds are available primarily to foundations, endowments, and other 501(c)(3) organizations. See the section entitled Eligible Investors for details.

--------------------------------------------------------------------------------
                                    CONTENTS
--------------------------------------------------------------------------------

Overview ...................................................................   2
Glossary ...................................................................   2
Risk Return Analysis .......................................................   3
o  Fund Descriptions .......................................................   3
o  General Risks ...........................................................   9
o  Performance Charts ......................................................  11
o  Performance Table .......................................................  12
Fees and Annual Operating Expenses .........................................  13
Eligible Investors .........................................................  14
Management and Administration of the Mutual Funds ..........................  14
o  Biographies of Board Members and Principal Officers .....................  15
o  The Advisor .............................................................  16
o  Money Managers ..........................................................  16
o  Money Manager Fee Arrangements and Portfolio Managers ...................  18
o  Commingled Investment Vehicle Portfolio Managers ........................  20
Additional Investment Strategies and Risks .................................  21
Purchases and Redemptions ..................................................  22
Dividends and Distributions ................................................  24
Tax Considerations .........................................................  25
Financial Highlights .......................................................  25
Further Information ........................................................  28


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                    OVERVIEW
--------------------------------------------------------------------------------

The TIFF Investment Program's family of no-load mutual funds ("TIP") consists of two equity funds, two fixed income funds, and one multi-asset fund (i.e., combining both equity and fixed income securities).


TIFF Advisory Services, Inc. ("TAS") is the investment advisor to the TIFF mutual fund family. TAS seeks to achieve each fund's investment and performance objectives by choosing money managers for each fund, allocating cash among the money managers, and monitoring their performance. The money managers are responsible for the day-to-day investment decisions for the funds. Each money manager specializes in a particular market sector or utilizes a particular investment style. For a description of the process of selecting money managers, please see the section below entitled Management and Administration of the Mutual Funds - Money Managers.

With respect to the Government Bond and Short-Term Funds, TAS may manage all or a portion of the funds' assets directly.


The Multi-Asset, International Equity, and US Equity Funds operate on a "multi-manager" basis. Each fund is managed by more than one independent money manager.

In addition to employing money managers that manage the funds' assets in individual accounts, certain of the funds invest in commingled investment vehicles (CIVs). A CIV is a fund of collectively managed assets in which there are other investors in addition to the TIFF mutual funds. Typically, the CIVs provide the TIFF mutual funds with access to money managers that do not offer separate account management.

The CIVs have obligations to the TIFF mutual funds as interest holders in the CIVs rather than as separate account clients. The CIVs pay management fees to the CIV manager, typically a base fee and performance-based incentive fees. These fees reduce the returns the funds receive from the CIVs and are reflected as a reduction in the funds' gross return. See Fees and Annual Operating Expenses for additional information.

There is no guarantee that a TIFF mutual fund will achieve its investment objective or that a fund's assets will not decline in value. Like all mutual funds, the TIFF funds are each subject to two basic risks: market risk, which is the risk that the value of securities held by a fund may decline due to general market and economic conditions, and management risk, which is the risk that investment strategies used by the fund and specific securities held by the fund may not perform as well as the market as a whole.

In addition, the TIFF mutual funds that operate on a multi-manager basis are subject to "multi-manager" risk. There is a risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments, (2) combine money managers in a fund such that their investment styles are complementary, or (3) allocate cash among the money managers to enhance returns and reduce volatility, relative to a fund with a single manager. In addition, because each money manager directs the trading for its own portion of a fund and does not aggregate its transactions with those of the other money managers, a fund may incur higher brokerage costs than would be the case if a single money manager were managing the fund.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

The Glossary below explains certain terms used throughout this prospectus.

"AMERICAN DEPOSITARY RECEIPTS" (ADRs) are US dollar-denominated receipts representing shares of foreign-based corporations. They are issued by US banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. ADRs are subject to the same risks as foreign securities.

"ARBITRAGE" is a strategy aimed at profiting from differences in price when securities trade in more than one market. It involves the simultaneous purchase and sale of securities to lock in a profit because of a price differential between two markets.

A "BOTTOM-UP" investment approach focuses on the performance of individual stocks before considering the impact of economic trends. This approach assumes that individual companies may do well even in an industry that is not performing well.

A "CLOSED-END FUND" is an investment company of which shares trade on an exchange such as the New York Stock Exchange and the price of which fluctuates according to supply and demand. That price might represent a premium or a discount to the net asset value of the fund.

"DURATION" is a measure of the expected life of a bond. It also measures the sensitivity of a bond's price to changing interest rates. The longer a bond's duration, the greater the effect of interest rate movements on its price.


--------------------------------------------------------------------------------
|2|  April 30, 2004  -  TIP Prospectus                                    [LOGO]

--------------------------------------------------------------------------------
                               GLOSSARY concluded
--------------------------------------------------------------------------------

"EVENT DRIVEN" investing focuses on situations where an event such as a bankruptcy, reorganization, merger, or spin-off is expected to affect the price of a security.

A "GROWTH-ORIENTED" investment approach emphasizes securities of companies considered to have favorable prospects for growth in revenues or earnings.

A "HEDGE FUND" is an investment vehicle (often a limited partnership or limited liability company) that is typically managed with the goal of achieving consistently positive returns while seeking to avoid losses. To meet this goal, a hedge fund may use strategies such as investing significantly in derivatives and employing leverage, i.e., borrowing money to purchase securities. Use of these strategies magnifies the risk of loss.

A "HIGH ALPHA" strategy is one that seeks returns that are consistently and materially above those of a given benchmark. Typically, such a portfolio will differ significantly from that of its benchmark in several respects, including size, securities employed, concentration, and trading volume.

"SECURITY SELECTION" for bonds involves fundamental and credit analysis and quantitative valuation techniques at the individual security level. Fundamental analysis takes into account the type of security and the amount and timing of cash flows. Credit analysis considers the likelihood of cash flows being received. Quantitative techniques, including statistical analysis, put a value on the cash flows and assess their probabilities.

A "TOP-DOWN" investment approach involves assessing the relative strengths of various market sectors, industries, or countries based on general economic trends. Individual securities are then selected from the more attractive sectors, industries, or countries.

A "VALUE-ORIENTED" investment approach emphasizes securities that are inexpensive relative to the market in which they are traded, by measures such as price-to-earnings and price-to-book value ratios. An example is US common stocks of which the average price-to-earnings ratio is lower than the average price-to-earnings ratio for the S&P 500 Index.

The section below entitled Risk Return Analysis briefly describes the investment objectives and principal investment strategies of the funds and the principal risks of investing in the funds. For further information on these and the funds' other investment strategies and risks, please read the section entitled Additional Investment Strategies and Risks.

--------------------------------------------------------------------------------
                    RISK RETURN ANALYSIS -- FUND DESCRIPTIONS
--------------------------------------------------------------------------------

TIFF MULTI-ASSET FUND

Investment Objective. The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds inflation plus 5% per annum.

To assess the active strategies employed by the fund's managers, the fund's performance is also measured over a market cycle (the period from the peak of one rising market to the peak of the next or the corresponding troughs of falling markets) relative to a self-constructed benchmark, which consists of the indices and weights in the table at right. The directors believe this self-constructed Multi-Asset Fund benchmark represents an appropriate long-term asset mix for organizations that seek to maintain the real (inflation-adjusted) value of their assets while distributing 5% of these assets annually.


ASSET CLASS                   WEIGHT         BENCHMARK

Global Stocks                   46%          MSCI All Country World Index

Absolute Return                 20%          3-month Treasury bills plus
                                             5% per annum

High Yield Bonds                 3%          Merrill Lynch High Yield
                                             Master II Constrained Index

REITs                            3%          Morgan Stanley REIT Index

Resource-Related Stocks          7%          Resource-related sectors of the
                                             MSCI World Index:
                                             50%   Energy
                                             30%   Metals and Mining
                                             20%   Paper and Forest Products

Inflation-Linked Bonds          13%          10-year US Treasury Inflation
                                             Protected Security

Conventional Bonds               8%          Citigroup 10-year US Treasury Index



--------------------------------------------------------------------------------
[LOGO]                                    TIP Prospectus  -  April 30, 2004  |3|

--------------------------------------------------------------------------------
               RISK RETURN ANALYSIS -- FUND DESCRIPTIONS continued
--------------------------------------------------------------------------------

TIFF MULTI-ASSET FUND continued


Managed Distribution Policy. In order to help foundations meet their annual payout requirements without having to redeem shares (and thereby incur exit fees), the fund has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of its net assets in the form of dividends each year.

Principal Investment Strategies. The fund seeks to achieve its objective through
(1) diversification across multiple asset classes and (2) active security selection. TAS allocates cash among the money managers and CIVs based on their area of expertise and generally in accordance with the asset allocation of the self-constructed Multi-Asset Fund benchmark.

The fund invests broadly in issuers domiciled in the United States plus at least 10 other countries. The fund's foreign securities may be denominated in currencies other than the US dollar. The allocation of the fund's assets between US and foreign securities generally approximates the weights of the constructed Multi-Asset Fund benchmark. Under normal circumstances, up to 50% of the fund's assets may be invested in foreign securities, including emerging markets securities. The fund invests in companies of all sizes, and a portion of the fund's assets may be invested in smaller companies.

The types of securities the fund may hold include:

o   US and foreign common stocks (including ADRs)
o   debt securities, including:
    -- securities issued or guaranteed by the US government, its agencies, or instrumentalities
    --  corporate obligations
    --  obligations of domestic or foreign banks
    --  mortgage- and asset-backed securities
    -- short-term securities such as time deposits, certificates of deposit (including marketable variable rate certificates of deposit), and bankers' acceptances
o   securities convertible into common stock
o   commingled investment vehicles, including exchange-traded funds
o   financial futures contracts
o   forward foreign currency exchange contracts
o   repurchase agreements
o   total return and credit default swaps

The fund may invest in debt securities of all investment grades, but not more than 10% may be invested in securities rated below investment grade, commonly referred to as "junk bonds."


The Multi-Asset Fund is classified as a "non-diversified" fund. This means that the Investment Company Act of 1940 does not limit the percentage of the Multi-Asset Fund's assets invested in any single issuer. Investing a higher percentage of its assets in any one issuer could increase the fund's risk of loss because the value of its shares would be more susceptible to adverse events affecting that issuer. For more information on this risk see the section below entitled General Risks.

Money Managers and Their Strategies

ARONSON+JOHNSON+ORTIZ, LP takes a value-oriented approach to US equities, focusing on securities of asset-rich companies with proven management talent that are selling at relatively low market valuations by such measures as price-to-earnings ratio. The manager selects securities from among the 400 largest capitalization stocks.


DELAWARE INTERNATIONAL ADVISERS LTD. takes a value-oriented approach to global equity investments. The manager identifies attractive stocks using a quantitative method (valuing future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. A computer-based optimization model is then used to assist the process of allocation of assets in the portfolio. The manager may engage in currency hedging as a defensive strategy. Delaware Management Company, a series of Delaware Management Business Trust (Philadelphia, PA), an affiliate of Delaware International Advisers Ltd., provides sub-advisory services to Delaware International Advisers Ltd. with respect to that portion of the assets invested in US securities.


HARDING, LOEVNER MANAGEMENT, LP takes a bottom-up approach to global equities, seeking to identify companies with financial strength, sustainable internally generated growth, quality management, and lasting competitive advantages. The manager invests in companies it has researched thoroughly and takes a long-term view, selling shares if they become greatly overvalued or if the company's finances, management, or competitive position deteriorates. Country weightings reflect individual stock selection rather than an explicit allocation process. Portfolios are broadly diversified by country, industry, and size.


MARATHON ASSET MANAGEMENT, LTD. takes a qualitative approach to bottom-up global stock selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level,



--------------------------------------------------------------------------------
|4|  April 30, 2004  -  TIP Prospectus                                    [LOGO]

--------------------------------------------------------------------------------
               RISK RETURN ANALYSIS -- FUND DESCRIPTIONS continued
--------------------------------------------------------------------------------


TIFF MULTI-ASSET FUND continued

the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specific strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.

K.G. REDDING & ASSOCIATES, LLC employs a concentrated, high alpha strategy combining the most attractively priced "core" real estate securities with a mix of fundamentally solid but under-followed, out-of-favor, or out-of-cycle REITs that trade at significant discounts to underlying net asset value. Redding's strategy entails both long and short positions.


SMITH BREEDEN ASSOCIATES, INC., employs active management techniques in managing the Treasury and inflation-linked bond segments of the fund. While eschewing interest rate forecasting, the manager employs a variety of techniques, including the selection and active trading of bonds carrying the full faith and credit of the United States plus other high grade bonds and bond futures contracts.

WELLINGTON MANAGEMENT COMPANY, LLP invests in natural resource-related stocks. The manager utilizes moderate rotation among sectors and takes a bottom-up approach to security selection, analyzing such factors as a company's asset and management quality, internal reinvestment opportunities, investment strategy, and responsiveness to changes in the environment.

Commingled Investment Vehicles and Their Strategies


BESSENT CAPITAL, LLC employs intensive fundamental research leveraged with quantitative models and proprietary research sources. The firm may implement long or short positions through derivatives if more readily available or cost effective equity ownership or borrowing capacity does not exist.


CANYON CAPITAL ADVISORS, LLC is a manager that employs a bottom-up approach to investing in securities that it believes to be inefficiently priced due to business, financial, or legal uncertainties. Generally, Canyon Value Realization Fund, LP invests in event driven situations like bankruptcies, reorganizations, mergers, and spin-offs. The fund seeks to generate both above-average capital appreciation and current income with moderate risk. Because capital preservation is a fundamental priority, the fund has a strong debt orientation.

FARALLON CAPITAL MANAGEMENT, LLC is a manager that takes an event driven approach to security selection, investing in debt and equity associated with reorganizations, bankruptcies, mergers, and litigation. A significant portion of Farallon Capital Institutional Partners, LP's investments has been in the bank debt of troubled companies and in loans to private limited partnerships that invest in real estate and mortgage loans. The fund also invests in distressed mortgage securities and emerging markets securities. Arbitrage is a key strategy. The portfolio is diversified, with approximately 150 core positions.

LONE PINE CAPITAL LLC is a manager that uses a bottom-up approach to selecting equity and equity-related securities and invests in both long and short positions. Lone Redwood, LP and Lone Picea, LP concentrate on the telecom/media, healthcare, consumer/retail, technology, and financial services sectors. The funds invest globally although the bulk of the portfolios are in US stocks. They may also invest in private placements, other CIVs, and below investment grade and convertible debt.

MAVERICK CAPITAL, LTD. is a manager that uses a bottom-up approach to selecting equity and equity-related securities and invests in both long and short positions. Maverick Fund USA, Ltd. invests globally, although the largest fraction of the portfolio is in US stocks. It may also invest in private placements, convertible debt, and other securities.

OCH-ZIFF CAPITAL MANAGEMENT GROUP focuses on event driven investing where a specific corporate, legal, or regulatory event would lead to a restructuring or alteration of the capital structure of a corporation. OZ Domestic Partners, LP concentrates on convertible bond arbitrage, merger arbitrage, equity restructurings, and distressed securities. The fund utilizes leverage in its convertible bond arbitrage strategy and invests in both long and short positions, primarily in debt and equity securities.


REGIMENT CAPITAL MANAGEMENT, LLC focuses on a long core high yield portfolio, complemented by a hedged portfolio comprising various types of securities plus opportunistic private placement investments. Regiment's diversified portfolio includes high yield securities as well as certain equity-linked securities, including convertible securities and warrants. The fund may invest in restricted securities or private placements, though such investments will be limited to 10% of assets.



--------------------------------------------------------------------------------
[LOGO]                                    TIP Prospectus  -  April 30, 2004  |5|

--------------------------------------------------------------------------------
               RISK RETURN ANALYSIS -- FUND DESCRIPTIONS continued
--------------------------------------------------------------------------------


TIFF MULTI-ASSET FUND concluded

TOSCAFUND LIMITED is a manager that uses a bottom-up approach to selecting equity securities and invests in both long and short positions. Tosca invests globally with its primary concentration in the global financial services sector.


Principal Risks. A loss of invested assets could occur due to certain risks. These include:


    below investment grade risk      government-sponsored enterprises risk
    credit risk                      interest rate risk
    currency risk                    liquidity risk
    derivatives risk                 market risk
    emerging markets risk            non-diversification risk
    foreign risk                     prepayment/extension risk
                                     smaller company risk


A description of these risks is provided in the section below entitled General Risks.

TIFF INTERNATIONAL EQUITY FUND

Investment Objective. The fund's investment objective is to attain appreciation of principal that at least offsets inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds the total return (net of withholding taxes) of the Morgan Stanley Capital International (MSCI) All Country World ex US Index by 1.00%, net of all expenses, on an annualized basis. The MSCI All Country World ex US Index is a capitalization-weighted index of non-US publicly traded common stocks.

Principal Investment Strategies. The fund focuses on common stocks of non-US issuers and ordinarily invests in at least 10 different markets. The fund will invest primarily in developed markets (such as Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom) but may invest up to 30% of its assets in emerging markets. It invests in companies of all sizes and may invest a significant portion of its assets in smaller companies. The fund does not concentrate in any one sector.

The fund will generally invest in common stocks (including ADRs), securities convertible into common stocks, securities of investment companies and other CIVs, securities of US companies that derive more than 50% of revenues from foreign operations, futures contracts, and forward foreign currency exchange contracts. Ordinarily, at least 80% of the fund's net assets will be invested in equity securities, and at least 65% of the fund's assets will be invested in foreign equities, most of which are not denominated in US dollars.

Money Managers and Their Strategies

DELAWARE INTERNATIONAL ADVISERS LTD. takes a value-oriented approach to international equities. The manager identifies attractive stocks using a quantitative method, valuing of future income streams adjusted for inflation, across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. A computer-based optimization model is then used to allocate assets in the portfolio. The manager may engage in currency hedging as a defensive strategy.

HARDING, LOEVNER MANAGEMENT, LP takes a bottom-up approach to global equities, seeking to identify companies with financial strength, sustainable internally generated growth, quality management, and lasting competitive advantages. The manager invests only in companies it has researched thoroughly and takes a long-term view, selling shares if they become greatly overvalued or if the company's finances, management, or competitive position deteriorates. Country weights reflect individual stock selection rather than an explicit allocation process. Portfolios are broadly diversified by country, industry, and size.


--------------------------------------------------------------------------------
|6|  April 30, 2004  -  TIP Prospectus                                    [LOGO]

--------------------------------------------------------------------------------
               RISK RETURN ANALYSIS -- FUND DESCRIPTIONS continued
--------------------------------------------------------------------------------

TIFF INTERNATIONAL EQUITY FUND concluded

MARATHON ASSET MANAGEMENT, LTD. takes a qualitative approach to bottom-up global stock selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level, the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specific strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.


Commingled Investment Vehicles and Their Strategies

BESSENT CAPITAL, LLC employs intensive fundamental research leveraged with quantitative models and proprietary research sources. The firm may implement long or short positions through derivatives if more readily available or cost effective equity ownership or borrowing capacity does not exist.

LANSDOWNE PARTNERS employs fundamental research to select long and short stock positions primarily within the UK.


Principal Risks. A loss of invested assets could occur due to certain risks. These include:

    currency risk                    liquidity risk
    derivatives risk                 market risk
    emerging markets risk            smaller company risk
    foreign risk

A description of these risks is provided in the section below entitled General Risks.

TIFF US EQUITY FUND

Investment Objective. The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds the total return of the Wilshire 5000 Total Market Index by 1.00%, net of all expenses, on an annualized basis. The Wilshire 5000 Total Market Index is a market capitalization-weighted index of all publicly traded US stocks.

Principal Investment Strategies. The fund pursues its objective by investing in a diversified portfolio of US equity securities in order to achieve broad exposure to all market sectors and to companies of all sizes. The fund invests in common stocks, securities convertible into common stocks, securities of investment companies, and CIVs. The fund also invests a significant portion of its assets in futures contracts in order to replicate its performance benchmark or to hedge its currency risk. Ordinarily, the fund invests at least 80% of its net assets in equity securities. At least 65% of its assets ordinarily will be invested in US equity securities, and up to 15% of its assets may be invested in common stocks and ADRs of foreign issuers. The fund may also invest a significant portion of its assets in smaller companies.

Money Managers and Their Strategies

ARONSON+JOHNSON+ORTIZ, LP takes a value-oriented approach, focusing on securities of asset-rich companies with proven management talent that are selling at relatively low market valuations by such measures as price-to-earnings ratio. The money manager selects securities from among the 400 largest capitalization stocks.

MARTINGALE ASSET MANAGEMENT, LP seeks to ensure that the fund is not excessively under- or overweighted in important market sectors relative to its performance benchmark.

PALO ALTO INVESTORS concentrates on very small capitalization companies (under $300 million). Typically these companies will have market capitalizations between $50 million and $100 million at the time of purchase. The money manager seeks to identify companies with quality management, limited downside risk, and excellent upside potential, despite past difficulties in earnings or product development.

SHAPIRO CAPITAL MANAGEMENT COMPANY, INC. emphasizes bottom-up stock selection. Investment candidates must compete in an industry that is easily understood. The money manager seeks to identify companies with superior economic characteristics, including a high return on assets, sizable cash flow, significant barriers to entry, and products unlikely to become obsolete.


--------------------------------------------------------------------------------
[LOGO]                                    TIP Prospectus  -  April 30, 2004  |7|

--------------------------------------------------------------------------------
               RISK RETURN ANALYSIS -- FUND DESCRIPTIONS continued
--------------------------------------------------------------------------------

TIFF US EQUITY FUND concluded

WESTPORT ASSET MANAGEMENT, INC. focuses on small capitalization companies (under $2.0 billion) with low price-to-earnings ratios. The money manager seeks to buy stocks of companies whose future earnings or cash flows are expected to improve materially and to hold those stocks over a period of 18 to 24 months, during which their prices are expected to appreciate substantially.

Commingled Investment Vehicle and Its Strategy

ADAGE CAPITAL MANAGEMENT, LP focuses on stock selection based on intra-industry fundamental analysis with a focus on intra-industry valuation methodologies. Adage's investments include long positions in securities of companies within and outside the S&P 500 Index, which Adage believes are attractively valued, with an emphasis on those companies which Adage considers likely to outperform other companies within their particular industry or sector. The fund's portfolio may also include short positions.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:


    currency risk                    liquidity risk
    derivatives risk                 market risk
    foreign risk                     smaller company risk


A description of these risks is provided in the section below entitled General Risks.

TIFF GOVERNMENT BOND FUND

Investment Objective. The fund's investment objective is to attain as high a rate of current income as is consistent with maintaining liquidity and to provide a hedge against deflation-induced declines in common stock prices and dividend streams.

Performance Benchmark. The fund seeks to attain a total return net of expenses that, over time, approximates that of the Citigroup 10-year US Treasury Index.


Principal Investment Strategies. Ordinarily, the fund invests at least 80% of its net assets in securities that are issued or guaranteed as to the payment of principal or interest by the US government or its agencies or instrumentalities. The fund's manager, SMITH BREEDEN ASSOCIATES, INC., employs active management techniques in an effort to generate total returns net of all fees and expenses that, over rolling 12-month time periods, approximate as closely as possible the benchmark's total return. While eschewing interest rate forecasting, the manager employs a variety of techniques, including the selection and active trading of bonds carrying the full faith and credit of the United States plus other high grade bonds and bond futures contracts. Given its carefully defined aim of generating gross excess returns (relative to the benchmark) sufficient to offset fund expenses, the fund's assets typically will be invested in bonds or bond futures contracts. The fund may be invested in a very small number of securities at any given time. The fund may also enter into reverse repurchase agreement transactions. Reverse repurchase agreements involve the sale of a security by the fund to another party (generally a bank or dealer) in return for cash and an agreement to buy the security back at a specified price and time.


Principal Risks. A loss of invested assets could occur due to certain risks. These include:


    credit risk                      interest rate risk
    derivatives risk                 liquidity risk
    government-sponsored             market risk
      enterprises risk               reverse repurchase risk


A description of these risks is provided in the section below entitled General Risks.


--------------------------------------------------------------------------------
|8|  April 30, 2004  -  TIP Prospectus                                    [LOGO]

--------------------------------------------------------------------------------
               RISK RETURN ANALYSIS -- FUND DESCRIPTIONS concluded
--------------------------------------------------------------------------------

TIFF SHORT-TERM FUND


Investment Objective. The fund's investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund's risk of principal loss does not exceed that of a portfolio invested in 6-month US Treasury bills.

Performance Benchmark. The fund seeks, over time, to track as closely as possible, gross of fees and expenses, the Merrill Lynch 6-month Treasury Bill Index.

Principal Investment Strategies. The fund invests principally in securities issued by the US government, its agencies, or instrumentalities. The fund may also enter into dollar roll transactions and repurchase and reverse repurchase agreements collateralized by securities issued by the US government, its agencies, or instrumentalities. The fund's duration generally will not be less than three months or greater than nine months.

The manager, FISCHER FRANCIS TREES & WATTS, INC., focuses on duration, maturity, relative valuations, and security selection. The fund typically maintains an overall minimum quality rating of at least AAA.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

    government-sponsored             market risk
      enterprises risk               reverse repurchase risk
    interest rate risk

A description of these risks is provided in the section below entitled General Risks.

While the fund's risk of principal loss will not exceed that of a portfolio invested in 6-month US Treasury bills, fluctuations in the market value of the securities held in the fund's portfolio could cause members' shares, when redeemed, to be worth more or less than their original cost.


--------------------------------------------------------------------------------
                      RISK RETURN ANALYSIS -- GENERAL RISKS
--------------------------------------------------------------------------------

Prospective members should consider their own risk tolerance, investment goals, and investment time horizon before committing assets to the TIFF mutual funds. General risks associated with the funds' investment policies and investment strategies are defined below. The TIFF mutual funds to which each risk applies are listed in brackets following the definition.

Below Investment Grade Risk. Credit risk is particularly significant for debt securities that are rated below investment grade ("junk bonds"). Below investment grade debt securities are predominantly speculative and may not pay interest or return principal as scheduled. [Multi-Asset Fund]

Credit Risk. A security issuer or counterparty to a contract may default or otherwise become less likely to honor a financial obligation. [Multi-Asset and Government Bond Funds]

Currency Risk. A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency. [Multi-Asset, International Equity, and US Equity Funds]

Derivatives Risk. Futures, options, swaps, and forward foreign currency exchange contracts are forms of derivatives. The TIFF mutual funds use derivatives to, among other things, replicate a benchmark's characteristics. Thus, derivatives may be used to gain exposure to a market sector or country, to invest cash temporarily in a fund's primary asset class, or to adjust the duration of a fixed income fund. Derivatives may also be used to hedge a fund's currency or interest rate risk. For these reasons, the primary risk of derivatives in the TIFF mutual funds is related to the money managers' ability to anticipate correctly the direction of movements in interest rates, securities prices, and foreign currency exchange rates; the imperfect correlation between the price of a derivative and that of the underlying securities, interest rates, or currencies being hedged; the possible absence of a liquid secondary market for a particular derivative; the risk that the other parties to a derivatives contract may fail to meet their obligations; and the risk that adverse price movements in a derivative can result in a loss greater than the fund's initial investment in the derivative (in some cases, the potential loss is unlimited). [Multi-Asset, International Equity, US Equity, and Government Bond Funds]

Emerging Markets Risk. Risks associated with foreign investments are intensified in the case of investments in emerging market countries, whose political, legal, and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and more volatile than securities issued by companies located in developed nations. [Multi-Asset and International Equity Funds]


--------------------------------------------------------------------------------
[LOGO]                                    TIP Prospectus  -  April 30, 2004  |9|

--------------------------------------------------------------------------------
                 RISK RETURN ANALYSIS -- GENERAL RISKS concluded
--------------------------------------------------------------------------------

Foreign Risk. Securities issued by foreign entities involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. A fund could encounter difficulties in invoking legal process abroad and in enforcing contractual obligations in certain foreign countries. Transactions in foreign securities may involve higher transaction and custody costs than investments in US securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the fund's income. [Multi-Asset, International Equity, and US Equity Funds]


Government-Sponsored Enterprises Risk. US government agency securities include instruments issued by instrumentalities established or sponsored by the US government, such as the Federal Home Loan Banks ("FHLBs"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Although these securities are issued, in general, under the authority of an Act of Congress, the US government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the US government. [Multi-Asset, Government Bond, and Short-Term Funds]


Interest Rate Risk. Bond prices typically fluctuate due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond's price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause a bond fund's income to decline. [Multi-Asset, Government Bond, and Short-Term Funds]


Liquidity Risk. Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. These securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, unlisted over-the-counter options, and other securities that are traded in the US but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended. [Multi-Asset, International Equity, US Equity, and Government Bond Funds]


Market Risk. The market value of a security may increase or decrease over time. Such fluctuations can cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issue, an entire industry, or the market as a whole. [All funds]

Non-Diversification Risk. Compared to other funds, a non-diversified fund may invest a relatively high percentage of its assets in a limited number of companies. As a result, a non-diversified fund's share price may be more susceptible to any single economic, political, or regulatory occurrence than would a diversified fund. Therefore, the net asset value of a non-diversified fund may be more volatile than the net asset value of a diversified fund. [Multi-Asset Fund]


Prepayment/Extension Risk. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) earlier than expected. Prepayments often happen during periods of falling interest rates. Under these circumstances, the fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) later than expected. Extensions often happen during periods of rising interest rates. Under these circumstances, the value of the obligation will decrease, and the fund will suffer from an inability to invest in higher yielding securities. [Multi-Asset Fund]


Reverse Repurchase Risk. Reverse repurchase agreements are considered a form of borrowing by the fund and therefore are a form of leverage. Leverage may cause any gains or losses of the fund to be magnified. The fund will maintain a segregated account in connection with outstanding reverse repurchase agreements. [Government Bond and Short-Term Funds]

Smaller Company Risk. The stocks of small or medium-sized companies may be more susceptible to market downturns, and their price may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell. [Multi-Asset, International Equity, and US Equity Funds]


--------------------------------------------------------------------------------
|10|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
                   RISK RETURN ANALYSIS -- PERFORMANCE CHARTS
--------------------------------------------------------------------------------


These charts are intended to show the risk that a member's returns may vary from year to year. Total return for each calendar year includes the effects of entry and exit fees received by the funds; however, net asset value per share at the beginning and end of each period used for calculating total return excludes such entry and exit fees. The funds' past performance does not necessarily indicate how the funds will perform in the future. Because the Government Bond Fund has not been in existence for a full calendar year, no performance information is presented for this fund.

TIFF MULTI-ASSET FUND

During the eight-year period shown in the bar chart at right, the highest quarterly return was 11.30% (quarter ended 6/30/2003) and the lowest quarterly return was -11.56% (quarter ended 9/30/1998).

                        1996                     14.72%
                        1997                      5.51%
                        1998                      0.22%
                        1999                     22.65%
                        2000                      2.39%
                        2001                     -3.34%
                        2002                     -6.33%
                        2003                     26.65%

TIFF INTERNATIONAL EQUITY FUND

During the nine-year period shown in the bar chart at right, the highest quarterly return was 18.95% (quarter ended 6/30/2003) and the lowest quarterly return was -19.69% (quarter ended 9/30/2002).

                        1995                      9.85%
                        1996                     15.94%
                        1997                      0.91%
                        1998                      3.03%
                        1999                     37.40%
                        2000                    -11.66%
                        2001                    -17.49%
                        2002                    -11.24%
                        2003                     41.33%

TIFF US EQUITY FUND

During the nine-year period shown in the bar chart at right, the highest quarterly return was 20.77% (quarter ended 12/31/1998) and the lowest quarterly return was -17.68% (quarter ended 9/30/1998).

                        1995                     36.02%
                        1996                     21.91%
                        1997                     33.01%
                        1998                     11.85%
                        1999                     18.89%
                        2000                     -2.67%
                        2001                     -6.51%
                        2002                    -20.61%
                        2003                     35.24%

TIFF SHORT-TERM FUND

During the nine-year period shown in the bar chart at right, the highest quarterly return was 1.89% (quarter ended 12/31/2000) and the lowest quarterly return was 0.13% (quarter ended 6/30/2003).

                        1995                      6.43%
                        1996                      5.28%
                        1997                      5.30%
                        1998                      5.59%
                        1999                      4.93%
                        2000                      6.86%
                        2001                      5.29%
                        2002                      2.11%
                        2003                      0.88%



--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |11|

--------------------------------------------------------------------------------
                    RISK RETURN ANALYSIS -- PERFORMANCE TABLE
--------------------------------------------------------------------------------


The table below illustrates the changes in the TIFF mutual funds' yearly performance and shows how each fund's average returns for one year, five years, and since fund inception compare with selected benchmarks. Note that past performance is not necessarily an indication of how the funds will perform in the future. Because the Government Bond Fund has not been in existence for a full calendar year, no performance information is presented for this fund.

                                                                         AVERAGE ANNUAL TOTAL RETURN
                                                                              THROUGH 12/31/2003

                                                                       ONE           FIVE           SINCE            FUND
                                                                       YEAR          YEARS        INCEPTION        INCEPTION
TIFF MULTI-ASSET FUND                                                 26.65%          7.56%          8.18%         3/31/1995

Benchmarks (reflects no deduction for fees, expenses, or taxes)
MSCI All Country World Index*+                                        33.97%         -0.24%          7.02%
CPI + 5% per annum                                                     6.96%          7.48%          7.38%
Constructed MAF Benchmark                                             22.40%          5.15%          8.67%

TIFF INTERNATIONAL EQUITY FUND                                        41.33%          4.67%          5.57%         5/31/1994

Benchmark (reflects no deduction for fees, expenses, or taxes)
MSCI All Country World ex US Index+                                   40.83%          1.31%          3.98%

TIFF US EQUITY FUND                                                   35.24%          3.03%         11.99%         5/31/1994

Benchmark (reflects no deduction for fees, expenses, or taxes)
Wilshire 5000 Total Market Index                                      31.64%          0.42%         11.28%

TIFF SHORT-TERM FUND**                                                 0.88%          3.99%          4.77%         5/31/1994

Benchmark (reflects no deduction for fees, expenses, or taxes)
Merrill Lynch 6-month Treasury Bill Index                              1.29%          3.95%          4.74%

* Please note that this index is 100% stocks whereas the TIFF Multi-Asset Fund normally comprises approximately 53% stocks. Management considers the primary benchmark of the fund to be the CPI + 5%. The MSCI All Country World Index is presented as the first of three benchmarks for the fund to comply with SEC regulations.

** Total return would have been lower had certain expenses not been waived or reimbursed

+ Prior to January 30, 2004, the indices were named MSCI All Country World Free Index and MSCI All Country World Free ex US Index, respectively.



--------------------------------------------------------------------------------
|12|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
                       FEES AND ANNUAL OPERATING EXPENSES
--------------------------------------------------------------------------------


This table describes the fees and expenses that a member may pay when buying or holding shares of a fund. This table and the examples below represent fee and expense information for the fiscal year ended December 31, 2003.

                                        SHAREHOLDER FEES                          ANNUAL OPERATING EXPENSES
                                    (paid directly from the                           (expenses that are
                                   shareholder's investment)                      deducted from fund assets)
                           -----------------------------------------      -----------------------------------------
                           SALES           TRANSACTION CHARGES
                           LOADS             PAID TO FUNDS[a]
                                     Entry Fees on      Exit Fees on      Management          Other
                                       Purchases        Redemptions         Fees[b]        Expenses[c]        Total
Multi-Asset                 None         0.50%              0.50%           0.42%[d]          0.32%           0.74%[d][e]
International Equity        None         0.75%              0.75%           0.77%             0.40%           1.17%
US Equity                   None         0.25%              0.25%           0.60%             0.25%           0.85%
Government Bond             None         None               None            0.18%             0.87%           1.05%[e]
Short-Term                  None         None               None            0.21%             0.18%           0.39%[e]

[a] Entry and Exit Fees. While the funds are no load and do not charge sales commissions, the Multi-Asset, International Equity, and US Equity Funds assess entry and exit fees as set forth in the above table, expressed as a percentage of the purchase or redemption amount. The reasons for these fees are described in detail in the section entitled Purchases and Redemptions. TAS may waive these fees when the transaction will not result in significant costs for the fund.

[b] Management Fees. The management fees listed above include advisory fees and fees of those money managers that manage separate accounts on behalf of a fund. Many of the money managers are on performance-based fee schedules, and therefore these fees will vary over time depending on the performance of the funds. These fees are deducted from fund assets and are expressed as a percentage of average net assets. THIS TABLE DOES NOT INCLUDE MANAGEMENT FEES PAID TO CIV MANAGERS, WHICH ARE REFLECTED AS A REDUCTION IN THE FUNDS' GROSS RETURNS. For further discussion of money manager fees, please see the section of the Statement of Additional Information entitled Performance-Based Fees for Money Managers.

[c] Other Expenses. This category includes administration fees, operations monitoring fees, custody fees, legal, audit, and other miscellaneous fund expenses. These expenses are deducted from fund assets and are expressed as a percentage of average net assets. Excluding interest expense, other expenses incurred by the Multi-Asset Fund and the Government Bond Fund were 0.29% and 0.53%, respectively.

[d] Adjusted Management Fees and Total Expenses. Management fees and total expenses have been restated to reflect current management fees.

[e] Fee Waivers
    o Multi-Asset Fund. TAS may waive its advisory fee to the extent necessary to compensate the fund for any redemption penalties imposed by Bessent Capital, LLC. This fee waiver is voluntary and may be modified or discontinued at any time. No fees were waived in 2003.
    o Government Bond Fund. Because TAS waived its management fee for the period from the commencement of the fund's investment operations, March 31, 2003, through December 31, 2003, and the fund's money manager, administrator, custodian, and transfer agent waived a portion of their fees for the first three months of the fund's operations, total annual operating expenses, inclusive of interest expense, were 0.99% for the period ended December 31, 2003. These fee waivers are voluntary and may be modified or discontinued at any time.
    o Short-Term Fund. Because TAS waived its advisory fee and the money manager waived a portion of its management fee, total annual operating expenses were 0.35% for the fiscal year ended December 31, 2003. These fee waivers are voluntary and may be modified or discontinued at any time.

Example. This example is intended to help members compare the cost of investing in a TIFF mutual fund with the cost of investing in other mutual funds. The example assumes that one invests $10,000 in a fund for the time periods indicated. The example also assumes that the investment has a 5% return each year, the fund's operating expenses remain the same, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios and exit fees are reflected in the rows labeled "With redemption at end of period." Actual costs may be higher or lower and this example does not reflect management fees paid to CIV managers.

EXPENSES PER $10,000 INVESTMENT

                                ONE YEAR                   THREE YEARS                 FIVE YEARS                  TEN YEARS
                        ------------------------    ------------------------    ------------------------    ------------------------
                           With           No           With           No           With           No           With           No
                        redemption    redemption    redemption    redemption    redemption    redemption    redemption    redemption
                        at end of     at end of     at end of     at end of     at end of     at end of     at end of     at end of
                          period        period        period        period        period        period        period        period
Multi-Asset                $177          $125          $342          $285          $521          $459         $1,039          $964
International Equity       $271          $193          $527          $444          $804          $714         $1,593        $1,485
US Equity                  $138          $112          $324          $296          $526          $495         $1,109        $1,071
Government Bond            $107          $107          $334          $334          $579          $579         $1,283        $1,283
Short-Term                  $40           $40          $125          $125          $219          $219           $493          $493



--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |13|

--------------------------------------------------------------------------------
                               ELIGIBLE INVESTORS
--------------------------------------------------------------------------------


Asset Size. The funds are available only to organizations meeting the eligibility criteria set forth below. Because of the nature of certain investments made by the Multi-Asset Fund, shares of this fund are available only to organizations that invest at least $750,000 in the TIFF mutual funds or whose endowment assets exceed $1.5 million. Organizations wishing to confirm their eligibility should contact TAS.


Eligibility Criteria. The funds are open to:

o Organizations operated exclusively for charitable purposes, no part of the net earnings of which inures to the benefit of any private individual or corporation;

o   Organizations that qualify for exemption from federal income taxes under
    Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

o Non-US-based charitable organizations that have received 501(c)(3) equivalency certificates from the Internal Revenue Service;

o Planned giving or split interest assets of eligible organizations where at least part of the income or principal of such assets is owned irrevocably by the eligible organization, and the organization has legal control over the securities or vehicles in which such assets are invested;

o Retirement plans maintained for the employees of organizations meeting the above eligibility criteria; and


o   TAS employees.


--------------------------------------------------------------------------------
                MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS
--------------------------------------------------------------------------------

TEF The Investment Fund for Foundations (TIFF), d/b/a TIFF Education Foundation (TEF), a tax-exempt, non-profit, member-controlled organization dedicated to enhancing organizations' investment returns

TIP TIFF Investment Program, Inc., a family of no-load, open-end mutual funds offered to 501(c)(3) organizations


TAS TIFF Advisory Services, Inc., the investment advisor of the TIFF mutual funds, a taxable organization operated on a not-for-profit basis

The Cooperative. TIP seeks to improve the net investment returns of its members by making available to them a series of mutual funds. Each fund has its own investment objective and policies. The funds are advised by TAS. TIP and TAS were organized by TEF. Although certain members of TEF's board of trustees serve as directors of TIP, TEF does not exercise control over TIP. The directors of TIP are elected by the members of the mutual funds and, when permitted by law, by TIP directors.

Board Members and Officers of TEF, TIP, and TAS. TIP's board of directors manages and supervises the TIFF mutual funds. With the exception of Messrs. Flannery and Salem, all TEF, TIP, and TAS board members serve as unpaid volunteers. Individuals currently serving as board members or officers of TEF, TIP, and TAS are identified at right.

                                     TEF               TIP               TAS
Unpaid Board Members

Suzanne Brenner                                      Director
Harry N. Hoffman, III               Chair            Director
Sheryl L. Johns                    Trustee             Chair
Michael G. McCaffery                                                   Director
William H. McLean*                                   Director           Chair
Jane L. Mendillo                   Trustee                             Director
Jack R. Meyer                                                          Director
Thruston B. Morton, III                                                Director
D. Ellen Shuman                                                        Director

Principal Officers and
Paid Board Members

Esther L. Cash                        VP                VP               VP/CFO
Richard J. Flannery                                  Pres/CEO          Director/
                                                                          CEO
Tina M. Leiter                    Secretary          Secretary         Secretary
David A. Salem                    President             VP             Director/
                                                                        Pres/CIO
William E. Vastardis                                 Treas/CFO



--------------------------------------------------------------------------------
|14|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
           MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS continued
--------------------------------------------------------------------------------

BIOGRAPHIES OF BOARD MEMBERS AND PRINCIPAL OFFICERS

Set forth below is biographical information regarding the board members and principal officers of TEF, TIP, and TAS. The information includes institutions with which these individuals have been associated for at least the last five years.

Biographies of Board Members


SUZANNE BRENNER is associate treasurer and senior investment officer of The Metropolitan Museum of Art, 1000 Fifth Avenue, New York, NY 10028, which has assets exceeding $1.7 billion. She was formerly assistant treasurer and director of investments at The Rockefeller Foundation. She is a certified public accountant.

HARRY N. HOFFMAN, III is chief investment officer of Mayo Foundation, 200 First Street SW, Rochester, MN 55905, which has assets of $3.8 billion. Mr. Hoffman is chair of the board of TIFF Education Foundation and also serves as a trustee of the Ronald McDonald House of Rochester, Minnesota.

SHERYL L. JOHNS is vice president and treasurer of Houston Endowment Inc., 600 Travis, Suite 6400, Houston, TX 77002, a private foundation with assets exceeding $1 billion. Ms. Johns is a certified management accountant as well as a certified public accountant. She is a member of the board of directors of the Conference of Southwest Foundations, a member of the steering committee of the Foundation Financial Officers Group, and chair of the board of TIFF Investment Program, Inc.

MICHAEL G. MCCAFFERY is president and chief executive officer of Stanford Management Company, 2770 Sand Hill Road, Menlo Park, CA 94025, the investment management subsidiary of Stanford University, which has endowment assets exceeding $10 billion. Mr. McCaffery was formerly chief executive officer of the investment banking firm Robertson Stephens. He is a member of the advisory boards of Stanford Graduate School of Business and Princeton University's Bendheim Institute of Finance and a non-executive director of several technology-oriented ventures.

WILLIAM H. MCLEAN is vice president and chief investment officer of Northwestern University, 633 Clark Street, Room 1-209, Evanston, IL 60208, which has endowment assets of $3.6 billion. He was formerly senior managing director of asset and investment management of the John D. and Catherine T. MacArthur Foundation and an investment officer at The Duke Endowment. He serves on the investment committee of Father Flanagan's Boys Home and is chair of the board of TIFF Advisory Services, Inc.

JANE L. MENDILLO is chief investment officer of Wellesley College, 106 Central Street, Wellesley, MA 02481, which has endowment assets of $1.2 billion. She was formerly a vice president of Harvard Management Company and a management consultant with Bain & Company.

JACK R. MEYER is president and chief executive officer of Harvard Management Company, 600 Atlantic Avenue, 15th Floor, Boston, MA 02210, a subsidiary of Harvard University, which has endowment, pension, and trust assets exceeding $23 billion. Mr. Meyer was formerly treasurer and chief investment officer of the Rockefeller Foundation, deputy comptroller of New York City, and a director of the Investor Responsibility Research Center.

THRUSTON B. MORTON, III is president and CEO of Duke Management Company, 2200 West Main Street, Suite 1000, Durham, NC 27705, the investment subsidiary of Duke University, where he oversees assets of almost $5.2 billion. He was formerly a managing director with JP Morgan.

D. ELLEN SHUMAN is vice president and chief investment officer of Carnegie Corporation of New York, 437 Madison Avenue, 26th Floor, New York, NY 10022, a private foundation with $1.9 billion in assets. She was formerly the director of investments at Yale University. Ms. Shuman is a CFA charterholder. She is currently a trustee of Bowdoin College, a member of the finance committee of Greater New Haven Community Foundation, and an investment advisor to the Edna McConnell Clark Foundation.

Biographies of Principal Officers

ESTHER L. CASH is vice president of TEF and TIP and vice president and chief financial officer of TAS, 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. Prior to joining TAS, Ms. Cash was employed by Grantham, Mayo, Van Otterloo & Co. ("GMO"), where her responsibilities included operations, investment research, asset allocation, regulatory compliance, and communications for GMO's institutional mutual funds.

RICHARD J. FLANNERY serves as the cooperative's chief executive officer with overall responsibility for all of its activities. He also serves as TIP's president and CEO. Prior to joining TIFF, Mr. Flannery was executive vice president of the global money management firm Delaware Investments. During his 14-year tenure at Delaware Investments, he supervised multiple departments in the firm and played a key role in the firm's transition from a domestic to a global investment management firm.



--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |15|

--------------------------------------------------------------------------------
           MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS continued
--------------------------------------------------------------------------------

BIOGRAPHIES OF BOARD MEMBERS AND PRINCIPAL OFFICERS concluded


TINA M. LEITER serves as secretary of TIP and compliance officer of TAS, 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. Her prior experience includes eight years at Merrill Lynch, where she assisted with operations and account maintenance.

DAVID A. SALEM is president of TEF, president and chief investment officer of TAS, and vice president of TIP, 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. Prior to assuming TAS's presidency in 1993, Mr. Salem was a partner in the Boston-based investment advisory firm Grantham, Mayo, Van Otterloo & Co., where his responsibilities included asset allocation and strategic planning. He has served on the faculties of Middlebury College and the University of Virginia and in the Office of the Counsel to the President of the United States. Mr. Salem is a former trustee of the Core Knowledge Foundation and former co-chair of the Cabinet of the Thomas Jefferson Foundation (Monticello).

WILLIAM E. VASTARDIS is treasurer and CFO of TIP. He is also the founder and managing member of EOS Fund Services LLC, 26 West 17th Street, Suite 601, New York, NY 10011, TIP's Operations Monitoring Agent. Prior to forming EOS, Mr. Vastardis was managing director of fund administration at Investors Capital Services.


THE ADVISOR


TIFF Advisory Services, with principal offices at 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911, serves as the advisor to all funds. TAS was formed to facilitate investment by 501(c)(3) organizations in stocks, securities, and other assets.

Advisory Agreement. Pursuant to an investment advisory agreement with TIP on behalf of each fund, TAS:


1. develops investment programs, selects money managers, and monitors their investment activities and results;

2. provides or oversees the provision of all general management, investment advisory, and portfolio management services to each fund;

3.  allocates and reallocates each fund's assets among the money managers;

4.  identifies appropriate CIVs in which to invest the funds' assets;

5. invests funds held in the form of cash reserves pending allocation to money managers or to meet redemption requests;

6. may manage directly investments made by a former money manager until those investments are sold or turned over for management to another money manager;

7. may manage directly that portion of each fund's assets that invests in US Treasury inflation protected securities; and


8. may perform other additional duties, including investment in futures contracts, derivative instruments, and duration investments, in accordance with each fund's investment objectives, policies, and restrictions as approved by the board.

In addition, for the Government Bond and Short-Term Funds, TAS may manage the funds' assets directly in lieu of selecting a money manager.


MONEY MANAGERS


Allocation of Assets among Money Managers. In the case of funds that are managed by more than one money manager, TAS is responsible for determining the appropriate manner in which to allocate assets to each money manager. There is no pre-specified target allocation. TAS may allocate or reallocate assets among managers or may terminate a manager as it deems appropriate in order to achieve the overall objectives of the fund involved. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. The success of this structure depends on TAS's ability to identify and retain money managers that can achieve superior investment results relative to appropriate benchmarks, combine money managers that have complementary investment styles, monitor money managers' performance and adherence to stated styles, and effectively allocate fund assets among money managers.



--------------------------------------------------------------------------------
|16|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
           MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS continued
--------------------------------------------------------------------------------

MONEY MANAGERS continued


Discretion Afforded Money Managers. Each money manager has discretion to purchase and sell securities for its allocated portion of a fund's assets, subject to written investment objectives, policies, and restrictions. For separate accounts, these guidelines are developed by TAS; for CIVs, the guidelines are typically developed by the CIV's management and reviewed by TAS. Although the money managers' activities are subject to general oversight by the boards of directors and officers of TIP and TAS, neither the directors nor the officers evaluate the investment merits of the money managers' individual security selections.

Manager Selection Process. TAS is responsible for identifying qualified money managers and CIVs and negotiating the agreement terms under which the money manager will provide services to the funds. These agreements are submitted for approval to TIP's board of directors. TIP's board of directors retains the right to disapprove the hiring of money managers and to terminate agreements (subject to termination provisions contained therein) between TIP and all service providers employed by it, including TAS and the money managers. The funds and TAS have received an order from the SEC which permits TAS to hire and terminate money managers or change the terms of their advisory agreements with the approval of TIP's board of directors but without obtaining shareholder approval.

Manager Selection Criteria. In selecting money managers, TAS weighs a number of relevant factors and makes its selection based on a comparison of all such factors. TAS reviews the historical investment results of a universe of money managers, evaluates written information about them supplied by the money managers and outside parties, and conducts face-to-face interviews with individuals who would actually manage money for TIP should their firms be employed by it. Each of the disqualifying attributes noted below constitutes sufficient grounds for rejection or dismissal of a money manager displaying it. The factors considered by TAS in selecting the funds' current money managers and in considering the selection of other money managers include:


Important Attributes

o Well-defined investment philosophy that gives the manager a discernible competitive advantage in the gathering or processing of investment data
o Verifiable record that the firm has faithfully executed its philosophy over time
o Stable and cohesive management team with strong personal incentives (both financial and psychological) to produce satisfactory results for their clients
o   Reasonable amount of assets under management for the philosophy
o Proven capacity to deliver reasonably uniform results to all clients' assets to which the philosophy is applied
o   Satisfactory returns versus a relevant benchmark
o   Proven capacity to adapt to changes in financial markets
o Proven willingness to invest adequately in its own business (including technological resources)
o   Proven willingness to adhere to TIFF's credo


Helpful Attributes

o   Investment management is the firm's sole (preferably) or primary business
o Decisionmakers are seasoned professionals or the firm's philosophy is innovative (preferably both)
o   Willing to use performance-based fee arrangements
o Fee structure links manager's compensation directly and primarily to returns (versus assets)


Undesirable Attributes

o   Insufficiently trained administrative personnel
o   Insufficiently robust investment accounting systems
o   Investment decisionmakers unduly burdened with administrative tasks
o   Unwillingness to specify product size limits

Disqualifying Attributes

o   High degree of personnel turnover
o Investment decisionmakers (as distinct from portfolio management) engaged primarily in brokerage or financial planning
o   Inability to meet performance reporting deadlines
o Criminal convictions or sanctions by the SEC or other federal or state regulatory agencies


Other Considerations. When evaluating persons who might potentially manage money for TIP, TAS considers carefully the financial viability and stability of the firms with which they are associated, but it does not assume that the age or size of an investment management organization and the quality of its services are always positively correlated. Indeed, if properly structured and managed, a newly established investment management organization has the potential to deliver superior services to its clients or members at a lower cost than competing suppliers precisely because its human and technological resources have been assembled recently: technology is evolving so rapidly that organizations structured



--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |17|

--------------------------------------------------------------------------------
           MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS continued
--------------------------------------------------------------------------------

MONEY MANAGERS concluded

and equipped specifically to compete under current, as distinct from past, market conditions often have a discernible edge, provided, of course, that the persons leading them are sufficiently skilled and experienced.


Money Manager Agreements. In order to preserve the flexibility needed to respond to changes in TIP's operating environment, the agreements between TIP and each money manager do not specify the percentage of a fund's assets to be allocated to the money manager. Members and prospective members seeking to know the actual allocation of each fund's assets across money managers at a given time can obtain this information by contacting TAS at the telephone number shown on the back cover of this prospectus.


Performance-Based Fees. Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. Generally, these arrangements specify a minimum fee ("floor"), expressed as a percentage of net assets, a maximum fee ("cap"), and a fee formula that embodies the concept of a "fulcrum" fee, i.e., a fee midway between the minimum and the maximum. Actual fees paid to a money manager are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio's excess return (i.e., its actual gross return less the total return of the portfolio's benchmark) exceeds a specified level and to reduce the fee if the portfolio's excess return falls below this level. Total returns are computed over a rolling 12-month time period. Fee formulas are expressed in basis points, where a basis point is 1/100 of one percent.


                                                TOTAL MANAGEMENT FEES
                                            PAID TO TAS AND MONEY MANAGERS
                                           FOR FISCAL YEAR ENDED 12/31/2003

Multi-Asset                                             0.41%
International Equity                                    0.77%
US Equity                                               0.60%
Government Bond*                                        0.18%
Short-Term**                                            0.21%

* As a result of waivers of TAS's advisory fee and a portion of the money manager's fees, the actual management fee paid by the Government Bond Fund was 0.13%, annualized. These fee waivers are voluntary and may be modified or discontinued at any time.

** As a result of waivers of TAS's advisory fee and a portion of the money manager's fees, the actual management fee paid by the Short-Term Fund for the fiscal year ended December 31, 2003, was 0.17%. These fee waivers are voluntary and may be modified or discontinued at any time.

Note: These fees do not include management fees paid to CIV managers, which are reflected as a reduction in the funds' gross returns.


MONEY MANAGER FEE ARRANGEMENTS AND PORTFOLIO MANAGERS

Multi-Asset Fund


ARONSON+JOHNSON+ORTIZ, LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points. The portfolio must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA charterholder, CIC, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1984 and has managed assets for the fund since 1999. Kevin M. Johnson (partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1993 and has managed assets for the fund since 1999, and Martha E. Ortiz (CFA charterholder, CIC, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1987 and has managed assets for the fund since 1999.


DELAWARE INTERNATIONAL ADVISERS LTD. (80 Cheapside, 3rd Floor, London, England EC2V 6EE) is compensated based on assets. The manager receives 0.50% per year on the first $50 million of its portfolio, 0.35% per year on the next $50 million, and 0.30% per year on amounts above $100 million, subject to a minimum account size of $25 million or fees equivalent thereto. Delaware International Advisers Ltd. compensates Delaware Management Company out of its fees. Elizabeth A. Desmond (director) has been a portfolio manager with Delaware International Advisers Ltd. since 1991. Timothy G. Connors (senior vice president and director of fundamental research) has been a portfolio manager with Delaware Management Company since 1997. Delaware has managed assets for the fund since 2002.


HARDING, LOEVNER MANAGEMENT, LP (50 Division Street, Suite 401, Somerville, NJ 08876) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 150 basis points, and a fulcrum fee of 80 basis points. The portfolio must earn 400 basis points over the return of the MSCI All Country World Index in order for the manager to receive the fulcrum fee. Ferrill
D. Roll (CFA charterholder) has been a portfolio manager with Harding, Loevner since 1997 and has managed assets for the fund since 2003.



--------------------------------------------------------------------------------
|18|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
           MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS continued
--------------------------------------------------------------------------------

MONEY MANAGER FEE ARRANGEMENTS AND PORTFOLIO MANAGERS continued

MARATHON ASSET MANAGEMENT, LTD. (Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World Index in order for the manager to receive the fulcrum fee. Jeremy J. Hosking (director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 2003.


K.G. REDDING & ASSOCIATES, LLC (One North Wacker Drive, Suite 4343, Chicago, IL 60606) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 250 basis points, and a fulcrum fee of 150 basis points. The portfolio must earn 500 basis points over the return of the Morgan Stanley REIT Index in order for the manager to earn the fulcrum fee. Kim Redding (president and portfolio manager) and Jason Baine (principal and portfolio manager) have been portfolio managers with Redding since 2001 and have managed assets for the fund since 2003.


SMITH BREEDEN ASSOCIATES, INC. (100 Europa Drive, Suite 200, Chapel Hill, NC 27517) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 85 basis points, and a fulcrum fee of 48 basis points. The portfolio must earn 205 basis points over the return of a weighted average of the 10-year US Treasury Inflation Protected Security and the Citigroup 10-year Treasury Index in order for the manager to earn the fulcrum fee. Timothy
D. Rowe (principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for the fund since 2003.

WELLINGTON MANAGEMENT COMPANY, LLP (75 State Street, Boston, MA 02109) is compensated based on assets. The manager receives 0.45% per year on the first $50 million of its portfolio, 0.40% per year on the next $50 million, and 0.35% per year on amounts above $100 million. James A. Bevilacqua (portfolio manager) has been a portfolio manager with Wellington since 1998, has been with Wellington since 1994 as an analyst, and has managed assets for the fund since 2003.

International Equity Fund

DELAWARE INTERNATIONAL ADVISERS LTD. (80 Cheapside, 3rd Floor, London, England EC2V 6EE) is compensated based on assets. The manager receives 0.550% per year on the first $50 million of its portfolio, 0.385% per year on the next $50 million, and 0.330% per year on amounts above $100 million. Hamish O. Parker (director) has been a portfolio manager with Delaware since 1990 and has managed assets for the fund since 1994.

HARDING, LOEVNER MANAGEMENT, LP (50 Division Street, Suite 401, Somerville, NJ 08876) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 150 basis points, and a fulcrum fee of 80 basis points. The portfolio must earn 400 basis points over the return of the MSCI All Country World ex US Index in order for the manager to earn the fulcrum fee. Simon Hallett (CFA charterholder, CIO) has been a portfolio manager with Harding, Loevner since 1991 and has managed assets for the fund since 1994.

MARATHON ASSET MANAGEMENT, LTD. (Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World ex US Index in order for the manager to receive the fulcrum fee. Jeremy J. Hosking (director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 1994.

US Equity Fund


ARONSON+JOHNSON+ORTIZ, LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points. The portfolio must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA charterholder, CIC, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1984 and has managed assets for the fund since 1998. Kevin M. Johnson (partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1993 and has managed assets for the fund since 1999, and Martha E. Ortiz (CFA charterholder, CIC, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1987 and has managed assets for the fund since 1999.


MARTINGALE ASSET MANAGEMENT, LP (222 Berkeley Street, Boston, MA 02116) is compensated based on the fund's total assets. The manager receives 0.10% per year on the first $100 million, 0.08% per year on the next $200 million, 0.07% per year on the next $200 million, and 0.05% per year on amounts above $500 million. William E. Jacques (CFA charterholder, executive vice president, CIO) has been a portfolio manager with Martingale since 1987 and has managed assets for the fund since 1996.


--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |19|

--------------------------------------------------------------------------------
           MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS continued
--------------------------------------------------------------------------------

MONEY MANAGER FEE ARRANGEMENTS AND PORTFOLIO MANAGERS concluded

PALO ALTO INVESTORS (470 University Avenue, Palo Alto, CA 94301) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 200 basis points, and a fulcrum fee of 105 basis points. The portfolio must earn 524 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. William L. Edwards (president) has been a portfolio manager with Palo Alto Investors since 1989 and has managed assets for the fund since 1994.

SHAPIRO CAPITAL MANAGEMENT COMPANY, INC. (One Buckhead Plaza, Suite 1555, 3060 Peachtree Road NW, Atlanta, GA 30305) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 95 basis points, and a fulcrum fee of 73 basis points. The portfolio must earn 325 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. Samuel R. Shapiro (president, CIO) has been a portfolio manager with Shapiro Capital since 1990 and has managed assets for the fund since 1997.

WESTPORT ASSET MANAGEMENT, INC. (253 Riverside Avenue, Westport, CT 06880) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 200 basis points, and a fulcrum fee of 108 basis points. The portfolio must earn 430 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. Andrew J. Knuth (CFA charterholder, chairman) has been a portfolio manager with Westport Asset Management since 1983 and has managed assets for the fund since 1994.

Government Bond Fund

SMITH BREEDEN ASSOCIATES, INC. (100 Europa Drive, Suite 200, Chapel Hill, NC 27517) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 85 basis points, and a fulcrum fee of 48 basis points. The portfolio must earn 218 basis points over the return of the Citigroup 10-year Treasury Index in order for the manager to earn the fulcrum fee. Timothy
D. Rowe (principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for the fund since 2003.

Short-Term Fund

FISCHER FRANCIS TREES & WATTS, INC. (200 Park Avenue, 46th Floor, New York, NY 10166) is compensated based on assets. The manager receives 0.20% per year on the first $100 million of its portfolio and 0.15% per year on amounts above $100 million. Ken O'Donnell (portfolio manager) has been a portfolio manager with FFTW since 2002 and has managed the fund's assets since that time.

COMMINGLED INVESTMENT VEHICLE PORTFOLIO MANAGERS

Multi-Asset Fund


BESSENT CAPITAL, LLC (New York, NY). Scott Bessent (portfolio manager) founded Bessent in 2000. From 1992 through March 2000, Mr. Bessent managed the European portfolio for Soros Fund's flagship Quantum Fund. Bessent has managed assets for the fund since 2003.

CANYON CAPITAL ADVISORS LLC (Beverly Hills, CA). Joshua S. Friedman (managing partner) and Mitchell R. Julis (managing partner) have been portfolio managers with Canyon Capital Advisors since 1990 and have managed assets for the fund since 1996. Prior to 1990, Mr. Friedman was executive vice president of the Capital Markets Service Group of Drexel Burnham Lambert. Prior to 1990, Mr. Julis was also with Drexel Burnham Lambert, serving as senior vice president.

FARALLON CAPITAL MANAGEMENT, LLC (San Francisco, CA). Thomas F. Steyer (senior managing member) has been a portfolio manager for Farallon Capital since 1990 and has managed assets for the fund since 1995. Prior to that, he founded and was a general partner of HFS Partner I, the predecessor to Farallon Capital Partnership.


LONE PINE CAPITAL LLC (Greenwich, CT). Stephen F. Mandel, Jr. (portfolio manager and consumer analyst) has been a portfolio manager with Lone Pine Capital and has managed assets for the fund since 1997. From 1990 to 1997, Mr. Mandel was a portfolio manager with Tiger Management.


MAVERICK CAPITAL, LTD. (Dallas, TX). Lee S. Ainslie III (portfolio manager) joined Maverick in 1993. Prior to that, he served as a managing director of Tiger Management. Maverick has managed assets for the fund since 2002.


OCH-ZIFF CAPITAL MANAGEMENT GROUP (New York, NY). Daniel S. Och (senior managing member) founded the firm and has been senior managing member and portfolio manager since 1994. Prior to 1994, Mr. Och was vice president and co-head of the US listed equities department at Goldman, Sachs & Co. Och-Ziff has managed assets for the fund since 2002.


--------------------------------------------------------------------------------
|20|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
           MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS concluded
--------------------------------------------------------------------------------

COMMINGLED INVESTMENT VEHICLE PORTFOLIO MANAGERS concluded


REGIMENT CAPITAL MANAGEMENT, LLC (Boston, MA). Timothy S. Peterson (senior portfolio manager) founded Regiment in 1998. Prior to that, he spent nine years managing an arbitrage portfolio of high yield and private fixed income securities for Harvard Management Company. Regiment has managed assets for the fund since 2003.

TOSCAFUND LIMITED (London, UK). Martin Hughes (co-portfolio manager) co-founded the firm and has been a portfolio manager since 2000. From 1997 to 2000, Mr. Hughes was employed by Tiger Management Corporation Europe Limited (Tiger Europe), where he was appointed head of the global financials team in 1998. Prior to 1997, he was employed by Credit Lyonnais Laing. Johnny de la Hey (co-portfolio manager) is a co-founder of the firm. Mr. de la Hey was also employed by Tiger Europe from 1997 to 2000, where he was part of a team responsible for the analysis of non-US financials. Prior to that, he was employed by Credit Lyonnais Laing.

International Equity Fund

BESSENT CAPITAL, LLC (New York, NY). Scott Bessent (portfolio manager) founded Bessent in 2000. From 1992 through March 2000, Mr. Bessent managed the European portfolio for Soros Fund's flagship Quantum Fund. Bessent has managed assets for the fund since 2003.

LANSDOWNE PARTNERS (London, UK). Peter Davies (portfolio manager) joined Lansdowne in 2001. He was formerly a director of Merrill Lynch Investment Management working on the US team covering technology stocks in 1993; he joined the UK specialist team in 1994. Stuart Roden (portfolio manager) also joined Lansdowne in 2001. From 1994 to 2001, he was managing director (since 1998) of Merrill Lynch Investment Management, managing UK equity high performance pension fund mandates. Lansdowne has managed assets for the fund since 2003.


US Equity Fund

ADAGE CAPITAL MANAGEMENT, LP (Boston, MA). Robert Atchinson (managing director, portfolio manager, equity analyst) founded Adage in 2001. Prior to that, he was a senior vice president and portfolio manager (since 1985) of Harvard Management Company. Phillip Gross (managing director, research director, equity analyst) joined Adage in 2001. Prior to that, he was vice president, equity analyst, and portfolio manager (since 1983) at Harvard Management Company. Adage has managed assets for the fund since 2002.

--------------------------------------------------------------------------------
                   ADDITIONAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

The mutual funds' principal investment strategies and risks are described in this prospectus. The funds may also invest in other securities and are subject to additional risks and restrictions that are described in the Statement of Additional Information.

Fundamental Policies. The investment objective for each fund except the Government Bond Fund and certain investment policies and restrictions of all funds that are designated in this prospectus or in the Statement of Additional Information as "fundamental" may be changed only with the approval of the fund's members holding a majority of that fund's outstanding voting securities. Other investment policies and restrictions may be changed by the funds' board of directors without member approval. There can be no assurance that a fund will attain its investment objective.

Performance Goals. Performance benchmarks are not fundamental and may be changed without member approval upon notice to members. A fund's performance benchmark serves to monitor its success over a full market cycle. The performance of each fund, when compared to its specified benchmark, can be expected to vary from year to year. The funds attempt to attain their performance goals over a combination of rising and falling markets, not during a single rising or falling market or a defined time period (such as one year).

Temporary Defensive Strategies. The funds may temporarily depart from their normal investment policies -- for example, by investing substantially in cash reserves -- in response to adverse market, economic, political, or other conditions. In doing so, a fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

Short-Term Trading. The money managers may sell a security when they believe it is appropriate to do so. The Multi-Asset and Short-Term Funds may engage in active and frequent trading to achieve their investment objectives. A high rate of portfolio turnover (100% or more) could increase transaction costs, which could detract from the funds' performance.


--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |21|

--------------------------------------------------------------------------------
              ADDITIONAL INVESTMENT STRATEGIES AND RISKS concluded
--------------------------------------------------------------------------------


Commingled Investment Vehicles (CIVs). In order to achieve their investment objectives, the Multi-Asset, International Equity, and US Equity Funds invest in CIVs. As an investor in a CIV, a fund will bear its ratable share of expenses and will be subject to its share of the management and performance fees charged by the CIV. The incentive fees charged by CIVs may create an incentive for the manager of the CIV to make investments that are riskier or more speculative than those it might have made in the absence of an incentive fee. Because these fees are charged by the individual CIV, a fund may pay performance fees to a particular CIV even if the fund's overall return is negative. In addition, the manager of the CIV may face a conflict of interest in valuing a CIV's portfolio securities because their values could affect the manager's compensation. CIV fees and expenses are in addition to those disclosed under Fees and Annual Operating Expenses. CIV fees and expenses are reflected as a reduction in the funds' gross return.


Short Sales. The funds may engage in short sale transactions where a fund sells a security it does not own. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. Until a fund closes its short position or replaces the borrowed stock, the fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short or
(2) otherwise cover the fund's short position. A fund may not acquire short positions in the securities of a single issuer whose value exceeds 2% of the fund's total assets. A fund's investment performance will suffer if a security that it has sold short appreciates in value.

--------------------------------------------------------------------------------
                            PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

Account Application. An account application must be completed and submitted by each TIP member. Accompanying the completed application, members must also submit proof of their tax-exempt status from the IRS. Any organization admitted as a member of TIP that is subsequently determined to be ineligible will be asked to redeem all shares that it holds in all TIFF mutual funds.


Customer Identification Program. Federal law requires that the funds adopt an anti-money laundering compliance program which, among other things, includes procedures to obtain, verify, and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each member who seeks to open an account with the funds (the "customer identification program"). Account applications without the required information or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the funds. After accepting an account application, to the extent permitted by applicable law or the customer identification program, the funds reserve the right to (1) place limits on transactions in any account until the identity of the member is verified; (2) refuse an investment in the funds; or
(3) involuntarily redeem an member's shares and close an account in the event that the funds are unable to verify a member's identity. The funds and their agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares pursuant to the customer identification program.


Net Asset Value. The price at which a member purchases or redeems shares of a fund is equal to the net asset value ("NAV") per share of the fund as determined on the effective date of the purchase or redemption. The NAV is calculated by taking the total value of a fund's assets, subtracting the fund's liabilities, and dividing the result by the number of fund shares outstanding. This calculation is performed by the fund accounting agent, Investors Bank & Trust Company, as of the end of regular trading hours of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the days that the New York Stock Exchange, the Federal Reserve Bank of New York, the distributor, the administrator, the transfer agent, and the custodian are all open for business, which is typically Monday through Friday, except holidays ("business days"). Each fund's NAV is determined on the basis of market prices or, if no market price is readily available, fair value as determined by guidelines approved by the funds' board of directors. If the money manager believes that events occurring after the close of a foreign exchange have rendered the market quotations unreliable, a fund may use


--------------------------------------------------------------------------------
|22|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
                       PURCHASES AND REDEMPTIONS continued
--------------------------------------------------------------------------------

fair-value estimates instead. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. Foreign securities may trade in their primary markets on weekends or other days when the funds do not price their shares. Therefore, the value of a fund holding foreign securities may change on days when members are not able to buy or sell their shares.


Fees. Purchases and redemptions of shares in the funds include no sales charges. However, the Multi-Asset, International Equity, and US Equity Funds assess entry and exit fees as set forth in the section entitled Fees and Annual Operating Expenses. These fees are paid directly to the funds themselves and not to TAS or other fund service providers. They apply to initial investments in each fund and all subsequent purchases, exchanges, or redemptions but not to dividends, dividend reinvestments, or capital gains distributions. These entry and exit fees are designed to allocate transaction costs associated with purchases, exchanges, and redemptions of fund shares to members actually making such transactions, rather than to the funds' other members. These fees are deducted automatically from the amount invested or redeemed and cannot be paid separately. Entry and exit fees may be waived at TAS's discretion when the transaction will not result in significant costs for the affected fund (e.g., in-kind purchases and redemptions). Funds for purchases and redemptions are expected to be transferred via wire. TIP reserves the right to assess a processing fee for transactions funded by check.

Offering Dates, Times, and Prices. Each fund continuously offers fund shares, and purchases may be made on any business day. Fund shares may be purchased at each fund's NAV next determined after an order and payment are accepted and any applicable entry fee has been deducted. All purchases, except in-kind purchases, must be made in US dollars. The funds reserve the right to reject any purchase order. Share purchase orders are deemed accepted when TAS receives a completed account application and other required documents, and funds become available to TIP in TIP's account with the custodian as set forth below.

Investment Minimums. The minimum initial investment in each fund is $100,000 with the exception of the Short-Term Fund, which has a minimum initial investment of $50,000. The individual fund minimum may be waived if a member invests at least $750,000 in any combination of funds. The minimum for subsequent purchases is $5,000, which may be waived at TAS's discretion. Minimums may be waived for TAS employees.


Order and Payment Procedures. The following procedures apply to purchases of shares.

When Allowed            Purchases may be made on any business day.

Payment Procedure       Federal funds should be wired to the funds' custodian
                        and transfer agent, Investors Bank & Trust Company,
                        Boston, Massachusetts. (See wiring instructions below.)


Notification            A purchaser must call TAS at 434-817-8200 to inform TAS
                        of the incoming wire transfer and must clearly indicate which fund is to be purchased. If TAS receives federal funds prior to 4:00 p.m. Eastern time, the order will be effective on that day. If TAS receives notification after 4:00 p.m. Eastern time or if federal funds are not received by the transfer agent by 4:00 p.m. Eastern time, such purchase order shall be executed the next business day.


Converted Funds         Funds transferred by bank wire may or may not be
                        converted into federal funds the same day, depending on the time the funds are received and on the bank wiring the funds. If funds are not converted the same day, they will be converted the next business day.

Wiring Instructions

Bank                    Investors Bank & Trust Company
Address                 Boston, Massachusetts
ABA#                    011001438
Attention               Transfer Agent
Deposit Account         433334444
Further Credit          TIFF Investment Program
Member Name             Name of Member Organization

Redemption Procedures. The following procedures apply to redemptions of shares.


Type of Redemption      Full and fractional shares may be redeemed upon a
                        member's request, subject to a minimum transaction size of $5,000, which may be waived at TAS's discretion.


Who May Redeem          Only an authorized agent as designated on the member's
                        account application may request a redemption.


Notification            The member must inform TAS of the dollar or share amount
                        to be redeemed, the account to which the proceeds should be wired (as designated on the account application), and the member's name and account number.

Time of Notice          TAS must receive notice of redemption by 4:00 p.m.
                        Eastern time on any business day.


Late Notice             If the notice is received on a day that is not a
                        business day or after 4:00 p.m. Eastern time, it will be deemed received as of the next business day.


--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |23|

Proceeds Proceeds of redemptions will be wired to the account designated on the account application. In order to change this account either temporarily or permanently, TAS must receive new instructions in writing from an authorized person with the appropriate signature guarantee by a qualified financial institution.

Redemption Price        The redemption will be based on the NAV per share next
                        determined after receipt by TAS of proper notice.

Payment Payment, less any applicable exit fee, generally will be made on the business day following receipt of notice, but TAS reserves the right to delay payment for up to seven days.

Telephone Redemption Option. A member may request a redemption by calling TAS. TIP, TAS, or the transfer agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. TAS will take reasonable steps to ensure that telephone instructions are legitimate. TIP, TAS, or the transfer agent may require personal identification codes. TAS will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. No bank instruction changes will be accepted via telephone.

Potential In-Kind Redemptions. The funds reserve the right to redeem in kind, in readily marketable securities, any redemption request by a member if the aggregate market value of the shares being redeemed by that member during any 90-day period exceeds the lesser of $250,000 or 1% of the fund's NAV during such period. In-kind redemptions entail the distribution to a redeeming member of readily marketable securities held by the fund whose shares it seeks to redeem, selected by TAS in its discretion, as opposed to the cash distributions normally made to redeeming members.

Exchange Privilege. One fund's shares may be exchanged for shares of any other of the funds based on the respective NAV of the shares involved in the exchange. An exchange order is considered a redemption followed by a purchase for tax purposes and for purposes of assessing entry and exit fees. Members wishing to make exchange requests should contact TAS.

Wire Transfer Instructions. A member's bank may impose its own processing fee for outgoing wires (in connection with purchases of fund shares) or incoming wires (in connection with redemptions of fund shares). A member's authorized agent may change the account designated to receive redemption proceeds at any time by written request to TAS with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by TAS.

Accounts with Low Balances. If the value of a member's total account with the funds falls below $25,000 as a result of share redemptions, TAS may send a notice asking the member to restore the account to $25,000 or to close it. If the member does not take action within 100 days, TAS may redeem the member's shares and send the proceeds to the member.


--------------------------------------------------------------------------------
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


Intended Distribution Schedule. Each fund intends to distribute to its members substantially all of its net investment income and its net realized long-term and short-term capital gains. Net investment income includes dividends, interest, and other ordinary income, net of expenses. In addition, pursuant to its managed distribution policy, the Multi-Asset Fund may make distributions that are ultimately characterized as return of capital. The intended payment schedules are summarized in the table at right.


In order to satisfy certain distribution requirements, a fund may declare special year-end dividends and capital gains distributions, typically during October, November, or December, to members of record in such month. Such distributions, if paid to members by January 31 of the following calendar year, are deemed to have been paid by a fund and received by members on December 31 of the year in which they were declared. TIP will seek to provide to members as much notice as possible regarding the timing of all distributions. If it is determined that the Government Bond Fund and the Short-Term Fund have met their annual distribution requirements in the first 11 months of the year, they will not make a distribution in December.


--------------------------------------------------------------------------------
                    MAF           IEF          USEF          GBF          STF
DIVIDENDS

Declared         Quarterly       Semi-      Quarterly      Monthly      Monthly
                               Annually

Reinvested        Mar/Jun      Jul/Dec       Apr/Jul/        Last         Last
                  Sep/Dec                    Oct/Dec       Business     Business
                                                             Day          Day

Paid              Mar/Jun      Jul/Dec       Apr/Jul/       First        First
                  Sep/Dec                    Oct/Dec       Business     Business
                                                             Day          Day

CAPITAL GAINS

Declared         Annually      Annually     Annually       Annually     Annually
Reinvested         Dec           Dec          Dec            Dec          Dec
Paid               Dec           Dec          Dec            Dec          Dec
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
|24|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
                      DIVIDENDS AND DISTRIBUTIONS concluded
--------------------------------------------------------------------------------


Distribution Options. Dividends and capital gains may be reinvested in additional shares of the same fund or a different TIFF mutual fund at the NAV on the date of reinvestment. Alternatively, dividends and capital gains may be paid in cash. Members are asked to designate their distribution option on their account application. Dividends and capital gains will be automatically reinvested unless a member indicates otherwise on the account application. Members may change their election by writing to TAS by the record date of the applicable distribution.

Additional Redemption Options. Members wishing to adopt a fixed dollar amount or percentage distribution should contact TAS to arrange for such specific distributions.


Tax-Related Warning to Private Foundations. If a private foundation subject to excise taxation purchases shares shortly before a distribution of dividends or capital gains, a portion of its investment will be classified as a taxable distribution when the distribution is made, regardless of whether distributions are reinvested or paid in cash.

--------------------------------------------------------------------------------
                               TAX CONSIDERATIONS
--------------------------------------------------------------------------------


Because all members (except TAS employees) of the TIFF mutual funds are tax-exempt organizations, they are not subject to federal income taxation on distributions from the funds or on sales or exchanges of shares of the funds. TAS employees should consult the Statement of Additional Information for information relating to the tax consequences of their investment in the funds.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights tables are intended to help members understand the funds' financial performance for the period of each fund's operations. Certain information reflects financial results for a single share of a fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a given fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included along with the funds' financial statements in the Annual Report (available upon request). Because the Government Bond Fund commenced operations in 2003, no financial highlights are available for this fund prior to December 31, 2003.

TIFF MULTI-ASSET FUND


                                                                            YEAR         YEAR        YEAR        YEAR        YEAR
                                                                            ENDED        ENDED       ENDED       ENDED       ENDED
                                                                          12/31/03     12/31/02    12/31/01    12/31/00    12/31/99
For a share outstanding throughout each year
Net asset value, beginning of year                                          $10.61       $11.59      $12.18      $13.41      $11.42
                                                                            ------       ------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                         0.21         0.20        0.17        0.23        0.22
Net realized and unrealized gain (loss) on investments*                       2.57        (0.96)      (0.59)       0.04        2.30
                                                                            ------       ------      ------      ------      ------
Total from investment operations                                              2.78        (0.76)      (0.42)       0.27        2.52
                                                                            ------       ------      ------      ------      ------

LESS DISTRIBUTIONS FROM
Net investment income                                                        (0.22)       (0.24)      (0.17)      (0.28)      (0.50)
Net realized gains                                                              --           --       (0.01)      (1.24)      (0.07)
                                                                            ------       ------      ------      ------      ------
Total distributions                                                          (0.22)       (0.24)      (0.18)      (1.52)      (0.57)
                                                                            ------       ------      ------      ------      ------
Entry/exit fee per share                                                      0.02         0.02        0.01        0.02        0.04
                                                                            ------       ------      ------      ------      ------
Net asset value, end of year                                                $13.19       $10.61      $11.59      $12.18      $13.41
                                                                            ======       ======      ======      ======      ======
TOTAL RETURN (a)                                                             26.65%       (6.33%)     (3.34%)      2.39%      22.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                            $422,162     $250,536    $208,441    $215,035    $238,644
Ratio of expenses to average net assets, exclusive of interest expense        0.70%        0.76%       0.97%       0.94%       0.57%
Ratio of expenses to average net assets, inclusive of interest expense        0.73%          --          --          --          --
Ratio of net investment income to average net assets                          1.59%        1.44%       1.42%       1.67%       2.20%
Portfolio turnover                                                          116.53%      128.81%     139.64%     156.15%     154.49%


(a) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a shareholder's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the shareholder.
*   Including foreign currency-related transactions.


--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |25|

--------------------------------------------------------------------------------
                         FINANCIAL HIGHLIGHTS continued
--------------------------------------------------------------------------------

TIFF INTERNATIONAL EQUITY FUND


                                                                        YEAR          YEAR         YEAR         YEAR         YEAR
                                                                        ENDED         ENDED        ENDED        ENDED        ENDED
                                                                      12/31/03      12/31/02     12/31/01     12/31/00     12/31/99
For a share outstanding throughout each year
Net asset value, beginning of year                                       $8.02         $9.09       $11.25       $13.58       $11.17
                                                                        ------        ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                     0.16          0.06         0.07         0.12         0.13
Net realized and unrealized gain (loss) on investments*                   3.13         (1.08)       (2.05)       (1.74)        3.93
                                                                        ------        ------       ------       ------       ------
Total from investment operations                                          3.29         (1.02)       (1.98)       (1.62)        4.06
                                                                        ------        ------       ------       ------       ------
LESS DISTRIBUTIONS FROM
Net investment income                                                    (0.15)        (0.05)       (0.03)       (0.08)       (0.13)
Net realized gains                                                          --            --        (0.12)       (0.65)       (1.54)
Return of capital                                                           --            --        (0.04)          --           --
                                                                        ------        ------       ------       ------       ------
Total distributions                                                      (0.15)        (0.05)       (0.19)       (0.73)       (1.67)
                                                                        ------        ------       ------       ------       ------
Entry/exit fee per share                                                    --#           --#        0.01         0.02         0.02
                                                                        ------        ------       ------       ------       ------
Net asset value, end of year                                            $11.16         $8.02        $9.09       $11.25       $13.58
                                                                        ======        ======       ======       ======       ======
TOTAL RETURN (a)                                                         41.33%       (11.24%)     (17.49%)     (11.66%)      37.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                        $168,607      $123,219     $142,396     $181,110     $246,429
Ratio of expenses to average net assets                                   1.17%         1.38%        1.40%        1.16%        1.00%
Ratio of net investment income to average net assets                      1.41%         0.67%        0.68%        0.99%        1.32%
Portfolio turnover                                                       48.98%        48.07%       54.96%       62.04%       28.33%

(a) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a shareholder's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the shareholder.
*   Including foreign currency-related transactions.
#   Rounds to less than $0.01.

TIFF US EQUITY FUND

                                                                        YEAR          YEAR         YEAR         YEAR         YEAR
                                                                        ENDED         ENDED        ENDED        ENDED        ENDED
                                                                      12/31/03      12/31/02     12/31/01     12/31/00     12/31/99
For a share outstanding throughout each year
Net asset value, beginning of year                                       $9.59        $12.08       $12.96       $15.78       $15.62
                                                                        ------        ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                     0.02            --#        0.01         0.12         0.09
Net realized and unrealized gain (loss) on investments                    3.36         (2.49)       (0.85)       (0.61)        2.70
                                                                        ------        ------       ------       ------       ------
Total from investment operations                                          3.38         (2.49)       (0.84)       (0.49)        2.79
                                                                        ------        ------       ------       ------       ------
LESS DISTRIBUTIONS FROM
Net investment income                                                    (0.02)           --        (0.03)       (0.10)       (0.43)
Net realized gains                                                          --            --           --        (2.24)       (2.21)
Return of capital                                                           --            --        (0.01)          --           --
                                                                        ------        ------       ------       ------       ------
Total distributions                                                      (0.02)           --        (0.04)       (2.34)       (2.64)
                                                                        ------        ------       ------       ------       ------
Entry/exit fee per share                                                    --#           --#          --#        0.01         0.01
                                                                        ------        ------       ------       ------       ------
Net asset value, end of year                                            $12.95         $9.59       $12.08       $12.96       $15.78
                                                                        ======        ======       ======       ======       ======
TOTAL RETURN (a)                                                         35.24%       (20.61%)      (6.51%)      (2.67%)      18.89%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                        $232,498      $174,477     $217,578     $242,806     $280,853
Ratio of expenses to average net assets                                   0.85%         1.22%        1.28%        0.79%        0.67%
Ratio of net investment income to average net assets                      0.19%           --#        0.07%        0.82%        0.68%
Portfolio turnover                                                       60.32%        60.45%      103.40%       88.20%       73.59%


(a) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a shareholder's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the shareholder.
#   Rounds to less than 0.01% or $0.01 as applicable.


--------------------------------------------------------------------------------
|26|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
                         FINANCIAL HIGHLIGHTS concluded
--------------------------------------------------------------------------------

TIFF GOVERNMENT BOND FUND


                                                                                                                          PERIOD
                                                                                                                           ENDED
                                                                                                                         12/31/03+
For a share outstanding throughout each period
Net asset value, beginning of period                                                                                       10.00
                                                                                                                           -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                                                                       0.29
Net realized and unrealized (loss) on investments                                                                          (0.27)
                                                                                                                           -----
Total from investment operations                                                                                            0.02
                                                                                                                           -----
LESS DISTRIBUTIONS FROM
Net investment income                                                                                                      (0.30)
                                                                                                                           -----
Net asset value, end of period                                                                                             $9.72
                                                                                                                           =====
TOTAL RETURN (a)                                                                                                            0.20%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                                                                           $37,911
Ratio of expenses to average net assets, exclusive of interest expense                                                      0.46%(b)
Ratio of expenses to average net assets, inclusive of interest expense                                                      0.99%(b)
Ratio of expenses to average net assets before expense waivers, inclusive of interest expense                               1.05%(b)
Ratio of net investment income to average net assets                                                                        3.93%(b)
Portfolio turnover                                                                                                        322.22%(c)

(a) Total return assumes dividend reinvestment and would have been lower had certain expenses not been waived.
(b) Annualized.
(c) Not annualized.
+   Fund commenced operations on March 31, 2003.

TIFF SHORT-TERM FUND

                                                                        YEAR          YEAR         YEAR         YEAR         YEAR
                                                                        ENDED         ENDED        ENDED        ENDED        ENDED
                                                                      12/31/03      12/31/02     12/31/01     12/31/00     12/31/99
For a share outstanding throughout each year
Net asset value, beginning of year                                       $9.97        $10.02       $10.00        $9.94        $9.97
                                                                        ------        ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                     0.16          0.24         0.47         0.60         0.52
Net realized and unrealized gain (loss) on investments                   (0.07)        (0.03)        0.04         0.06        (0.03)
                                                                        ------        ------       ------       ------       ------
Total from investment operations                                          0.09          0.21         0.51         0.66         0.49
                                                                        ------        ------       ------       ------       ------
LESS DISTRIBUTIONS FROM
Net investment income                                                    (0.23)        (0.24)       (0.47)       (0.60)       (0.52)
Net realized gains                                                          --            --        (0.02)          --           --
Return of capital                                                           --         (0.02)       (0.00)#         --           --
                                                                        ------        ------       ------       ------       ------
Total distributions                                                      (0.23)        (0.26)       (0.49)       (0.60)       (0.52)
                                                                        ------        ------       ------       ------       ------
Net asset value, end of year                                              9.83         $9.97       $10.02       $10.00        $9.94
                                                                        ======        ======       ======       ======       ======
TOTAL RETURN (a)                                                          0.88%         2.11%        5.29%        6.86%        4.93%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                        $128,660      $171,209      $93,882      $76,835      $89,756
Ratio of expenses to average net assets                                   0.35%         0.35%        0.35%        0.35%        0.35%
Ratio of expenses to average net assets before expense waivers            0.39%         0.38%        0.40%        0.43%        0.45%
Ratio of net investment income to average net assets                      1.76%         2.30%        4.75%        6.07%        5.14%
Portfolio turnover                                                      288.22%        87.15%      145.69%      267.48%       38.80%


(a) Total return assumes dividend reinvestment and would have been lower had certain expenses not been waived.
#   Rounds to less than $0.01.


--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |27|

--------------------------------------------------------------------------------
                               FURTHER INFORMATION
--------------------------------------------------------------------------------


This prospectus sets forth concisely the information about the funds that a prospective member should know before investing. This prospectus should be read carefully and retained for future reference. Additional information is contained in the Statement of Additional Information ("SAI") dated April 30, 2004, as amended and supplemented from time to time, which has been filed with the Securities and Exchange Commission. The SAI is incorporated herein by reference. Further information about the funds' investments is also available in the TIP annual and semi-annual reports to members. The funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the funds' performances during the last fiscal year. The SAI, annual, and semi-annual reports are available without charge by contacting TIFF by mail, fax, or email using the contact information below, or by phone at 800-984-0084.


Information about the funds (including the prospectus and SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (for information, call 202-942-8090). Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov, with copies of this information available upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

             -------------------------------------------------------------------

             [LOGO] THE INVESTMENT FUND FOR FOUNDATIONS
                    Enhancing the investment returns of non-profit organizations

                    590 Peter Jefferson Parkway, Suite 250
                    Charlottesville, Virginia 22911
                    Phone:                                          434-817-8200
                    Fax:                                            434-817-8231
                    Website:                                        www.tiff.org

                    Electronic mail inquiries:
                    Services offered by TIFF:                      info@tiff.org
                    Member-specific account data:        memberservices@tiff.org
                    Manager selection procedures:              managers@tiff.org

                    For further information about any of TIFF's services, please contact TIFF at the coordinates furnished above. The funds are distributed by Quasar Distributors, LLC.

             -------------------------------------------------------------------

SEC File Number 811-8234


--------------------------------------------------------------------------------
|28|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

[LOGO]    TIP PROSPECTUS


          TIFF INVESTMENT PROGRAM, INC.                           April 30, 2004


--------------------------------------------------------------------------------
                                TIFF MUTUAL FUNDS
--------------------------------------------------------------------------------

TIFF Multi-Asset Fund                     TIFF Advisory Services, Inc.
TIFF International Equity Fund            590 Peter Jefferson Parkway, Suite 250
TIFF US Equity Fund                       Charlottesville, VA 22911
TIFF Government Bond Fund                 o  Phone                  434-817-8200
TIFF Short-Term Fund                      o  Fax                    434-817-8231
                                          o  Email                 info@tiff.org
                                          o  Website                www.tiff.org

The TIFF Investment Program, Inc. is a no-load, open-end management investment company that seeks to improve the net investment returns of its members by making available to them a series of investment vehicles, each with its own investment objectives and policies. The mutual funds are available primarily to foundations, endowments, and other 501(c)(3) organizations. See the section entitled Eligible Investors for details.

--------------------------------------------------------------------------------
                                    CONTENTS
--------------------------------------------------------------------------------

Overview ...................................................................   2
Glossary ...................................................................   2
Risk Return Analysis .......................................................   3
o  Fund Descriptions .......................................................   3
o  General Risks ...........................................................   9
o  Performance Charts ......................................................  11
o  Performance Table .......................................................  12
Fees and Annual Operating Expenses .........................................  13
Eligible Investors .........................................................  14
Management and Administration of the Mutual Funds ..........................  14
o  Biographies of Board Members and Principal Officers .....................  15
o  The Advisor .............................................................  16
o  Money Managers ..........................................................  16
o  Money Manager Fee Arrangements and Portfolio Managers ...................  18
o  Commingled Investment Vehicle Portfolio Managers ........................  20
Additional Investment Strategies and Risks .................................  21
Purchases and Redemptions ..................................................  22
Dividends and Distributions ................................................  24
Tax Considerations .........................................................  25
Financial Highlights .......................................................  25
Further Information ........................................................  28


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                    OVERVIEW
--------------------------------------------------------------------------------

The TIFF Investment Program's family of no-load mutual funds ("TIP") consists of two equity funds, two fixed income funds, and one multi-asset fund (i.e., combining both equity and fixed income securities).


TIFF Advisory Services, Inc. ("TAS") is the investment advisor to the TIFF mutual fund family. TAS seeks to achieve each fund's investment and performance objectives by choosing money managers for each fund, allocating cash among the money managers, and monitoring their performance. The money managers are responsible for the day-to-day investment decisions for the funds. Each money manager specializes in a particular market sector or utilizes a particular investment style. For a description of the process of selecting money managers, please see the section below entitled Management and Administration of the Mutual Funds - Money Managers.

With respect to the Government Bond and Short-Term Funds, TAS may manage all or a portion of the funds' assets directly.


The Multi-Asset, International Equity, and US Equity Funds operate on a "multi-manager" basis. Each fund is managed by more than one independent money manager.

In addition to employing money managers that manage the funds' assets in individual accounts, certain of the funds invest in commingled investment vehicles (CIVs). A CIV is a fund of collectively managed assets in which there are other investors in addition to the TIFF mutual funds. Typically, the CIVs provide the TIFF mutual funds with access to money managers that do not offer separate account management.

The CIVs have obligations to the TIFF mutual funds as interest holders in the CIVs rather than as separate account clients. The CIVs pay management fees to the CIV manager, typically a base fee and performance-based incentive fees. These fees reduce the returns the funds receive from the CIVs and are reflected as a reduction in the funds' gross return. See Fees and Annual Operating Expenses for additional information.

There is no guarantee that a TIFF mutual fund will achieve its investment objective or that a fund's assets will not decline in value. Like all mutual funds, the TIFF funds are each subject to two basic risks: market risk, which is the risk that the value of securities held by a fund may decline due to general market and economic conditions, and management risk, which is the risk that investment strategies used by the fund and specific securities held by the fund may not perform as well as the market as a whole.

In addition, the TIFF mutual funds that operate on a multi-manager basis are subject to "multi-manager" risk. There is a risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments, (2) combine money managers in a fund such that their investment styles are complementary, or (3) allocate cash among the money managers to enhance returns and reduce volatility, relative to a fund with a single manager. In addition, because each money manager directs the trading for its own portion of a fund and does not aggregate its transactions with those of the other money managers, a fund may incur higher brokerage costs than would be the case if a single money manager were managing the fund.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

The Glossary below explains certain terms used throughout this prospectus.

"AMERICAN DEPOSITARY RECEIPTS" (ADRs) are US dollar-denominated receipts representing shares of foreign-based corporations. They are issued by US banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. ADRs are subject to the same risks as foreign securities.

"ARBITRAGE" is a strategy aimed at profiting from differences in price when securities trade in more than one market. It involves the simultaneous purchase and sale of securities to lock in a profit because of a price differential between two markets.

A "BOTTOM-UP" investment approach focuses on the performance of individual stocks before considering the impact of economic trends. This approach assumes that individual companies may do well even in an industry that is not performing well.

A "CLOSED-END FUND" is an investment company of which shares trade on an exchange such as the New York Stock Exchange and the price of which fluctuates according to supply and demand. That price might represent a premium or a discount to the net asset value of the fund.

"DURATION" is a measure of the expected life of a bond. It also measures the sensitivity of a bond's price to changing interest rates. The longer a bond's duration, the greater the effect of interest rate movements on its price.


--------------------------------------------------------------------------------
|2|  April 30, 2004  -  TIP Prospectus                                    [LOGO]

--------------------------------------------------------------------------------
                               GLOSSARY concluded
--------------------------------------------------------------------------------

"EVENT DRIVEN" investing focuses on situations where an event such as a bankruptcy, reorganization, merger, or spin-off is expected to affect the price of a security.

A "GROWTH-ORIENTED" investment approach emphasizes securities of companies considered to have favorable prospects for growth in revenues or earnings.

A "HEDGE FUND" is an investment vehicle (often a limited partnership or limited liability company) that is typically managed with the goal of achieving consistently positive returns while seeking to avoid losses. To meet this goal, a hedge fund may use strategies such as investing significantly in derivatives and employing leverage, i.e., borrowing money to purchase securities. Use of these strategies magnifies the risk of loss.

A "HIGH ALPHA" strategy is one that seeks returns that are consistently and materially above those of a given benchmark. Typically, such a portfolio will differ significantly from that of its benchmark in several respects, including size, securities employed, concentration, and trading volume.

"SECURITY SELECTION" for bonds involves fundamental and credit analysis and quantitative valuation techniques at the individual security level. Fundamental analysis takes into account the type of security and the amount and timing of cash flows. Credit analysis considers the likelihood of cash flows being received. Quantitative techniques, including statistical analysis, put a value on the cash flows and assess their probabilities.

A "TOP-DOWN" investment approach involves assessing the relative strengths of various market sectors, industries, or countries based on general economic trends. Individual securities are then selected from the more attractive sectors, industries, or countries.

A "VALUE-ORIENTED" investment approach emphasizes securities that are inexpensive relative to the market in which they are traded, by measures such as price-to-earnings and price-to-book value ratios. An example is US common stocks of which the average price-to-earnings ratio is lower than the average price-to-earnings ratio for the S&P 500 Index.

The section below entitled Risk Return Analysis briefly describes the investment objectives and principal investment strategies of the funds and the principal risks of investing in the funds. For further information on these and the funds' other investment strategies and risks, please read the section entitled Additional Investment Strategies and Risks.

--------------------------------------------------------------------------------
                    RISK RETURN ANALYSIS -- FUND DESCRIPTIONS
--------------------------------------------------------------------------------

TIFF MULTI-ASSET FUND

Investment Objective. The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds inflation plus 5% per annum.

To assess the active strategies employed by the fund's managers, the fund's performance is also measured over a market cycle (the period from the peak of one rising market to the peak of the next or the corresponding troughs of falling markets) relative to a self-constructed benchmark, which consists of the indices and weights in the table at right. The directors believe this self-constructed Multi-Asset Fund benchmark represents an appropriate long-term asset mix for organizations that seek to maintain the real (inflation-adjusted) value of their assets while distributing 5% of these assets annually.


ASSET CLASS                   WEIGHT         BENCHMARK

Global Stocks                   46%          MSCI All Country World Index

Absolute Return                 20%          3-month Treasury bills plus
                                             5% per annum

High Yield Bonds                 3%          Merrill Lynch High Yield
                                             Master II Constrained Index

REITs                            3%          Morgan Stanley REIT Index

Resource-Related Stocks          7%          Resource-related sectors of the
                                             MSCI World Index:
                                             50%   Energy
                                             30%   Metals and Mining
                                             20%   Paper and Forest Products

Inflation-Linked Bonds          13%          10-year US Treasury Inflation
                                             Protected Security

Conventional Bonds               8%          Citigroup 10-year US Treasury Index



--------------------------------------------------------------------------------
[LOGO]                                    TIP Prospectus  -  April 30, 2004  |3|

--------------------------------------------------------------------------------
               RISK RETURN ANALYSIS -- FUND DESCRIPTIONS continued
--------------------------------------------------------------------------------

TIFF MULTI-ASSET FUND continued


Managed Distribution Policy. In order to help foundations meet their annual payout requirements without having to redeem shares (and thereby incur exit fees), the fund has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of its net assets in the form of dividends each year.

Principal Investment Strategies. The fund seeks to achieve its objective through
(1) diversification across multiple asset classes and (2) active security selection. TAS allocates cash among the money managers and CIVs based on their area of expertise and generally in accordance with the asset allocation of the self-constructed Multi-Asset Fund benchmark.

The fund invests broadly in issuers domiciled in the United States plus at least 10 other countries. The fund's foreign securities may be denominated in currencies other than the US dollar. The allocation of the fund's assets between US and foreign securities generally approximates the weights of the constructed Multi-Asset Fund benchmark. Under normal circumstances, up to 50% of the fund's assets may be invested in foreign securities, including emerging markets securities. The fund invests in companies of all sizes, and a portion of the fund's assets may be invested in smaller companies.

The types of securities the fund may hold include:

o   US and foreign common stocks (including ADRs)
o   debt securities, including:
    -- securities issued or guaranteed by the US government, its agencies, or instrumentalities
    --  corporate obligations
    --  obligations of domestic or foreign banks
    --  mortgage- and asset-backed securities
    -- short-term securities such as time deposits, certificates of deposit (including marketable variable rate certificates of deposit), and bankers' acceptances
o   securities convertible into common stock
o   commingled investment vehicles, including exchange-traded funds
o   financial futures contracts
o   forward foreign currency exchange contracts
o   repurchase agreements
o   total return and credit default swaps

The fund may invest in debt securities of all investment grades, but not more than 10% may be invested in securities rated below investment grade, commonly referred to as "junk bonds."


The Multi-Asset Fund is classified as a "non-diversified" fund. This means that the Investment Company Act of 1940 does not limit the percentage of the Multi-Asset Fund's assets invested in any single issuer. Investing a higher percentage of its assets in any one issuer could increase the fund's risk of loss because the value of its shares would be more susceptible to adverse events affecting that issuer. For more information on this risk see the section below entitled General Risks.

Money Managers and Their Strategies

ARONSON+JOHNSON+ORTIZ, LP takes a value-oriented approach to US equities, focusing on securities of asset-rich companies with proven management talent that are selling at relatively low market valuations by such measures as price-to-earnings ratio. The manager selects securities from among the 400 largest capitalization stocks.


DELAWARE INTERNATIONAL ADVISERS LTD. takes a value-oriented approach to global equity investments. The manager identifies attractive stocks using a quantitative method (valuing future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. A computer-based optimization model is then used to assist the process of allocation of assets in the portfolio. The manager may engage in currency hedging as a defensive strategy. Delaware Management Company, a series of Delaware Management Business Trust (Philadelphia, PA), an affiliate of Delaware International Advisers Ltd., provides sub-advisory services to Delaware International Advisers Ltd. with respect to that portion of the assets invested in US securities.


HARDING, LOEVNER MANAGEMENT, LP takes a bottom-up approach to global equities, seeking to identify companies with financial strength, sustainable internally generated growth, quality management, and lasting competitive advantages. The manager invests in companies it has researched thoroughly and takes a long-term view, selling shares if they become greatly overvalued or if the company's finances, management, or competitive position deteriorates. Country weightings reflect individual stock selection rather than an explicit allocation process. Portfolios are broadly diversified by country, industry, and size.


MARATHON ASSET MANAGEMENT, LTD. takes a qualitative approach to bottom-up global stock selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level,



--------------------------------------------------------------------------------
|4|  April 30, 2004  -  TIP Prospectus                                    [LOGO]

--------------------------------------------------------------------------------
               RISK RETURN ANALYSIS -- FUND DESCRIPTIONS continued
--------------------------------------------------------------------------------


TIFF MULTI-ASSET FUND continued

the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specific strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.

K.G. REDDING & ASSOCIATES, LLC employs a concentrated, high alpha strategy combining the most attractively priced "core" real estate securities with a mix of fundamentally solid but under-followed, out-of-favor, or out-of-cycle REITs that trade at significant discounts to underlying net asset value. Redding's strategy entails both long and short positions.


SMITH BREEDEN ASSOCIATES, INC., employs active management techniques in managing the Treasury and inflation-linked bond segments of the fund. While eschewing interest rate forecasting, the manager employs a variety of techniques, including the selection and active trading of bonds carrying the full faith and credit of the United States plus other high grade bonds and bond futures contracts.

WELLINGTON MANAGEMENT COMPANY, LLP invests in natural resource-related stocks. The manager utilizes moderate rotation among sectors and takes a bottom-up approach to security selection, analyzing such factors as a company's asset and management quality, internal reinvestment opportunities, investment strategy, and responsiveness to changes in the environment.

Commingled Investment Vehicles and Their Strategies


BESSENT CAPITAL, LLC employs intensive fundamental research leveraged with quantitative models and proprietary research sources. The firm may implement long or short positions through derivatives if more readily available or cost effective equity ownership or borrowing capacity does not exist.


CANYON CAPITAL ADVISORS, LLC is a manager that employs a bottom-up approach to investing in securities that it believes to be inefficiently priced due to business, financial, or legal uncertainties. Generally, Canyon Value Realization Fund, LP invests in event driven situations like bankruptcies, reorganizations, mergers, and spin-offs. The fund seeks to generate both above-average capital appreciation and current income with moderate risk. Because capital preservation is a fundamental priority, the fund has a strong debt orientation.

FARALLON CAPITAL MANAGEMENT, LLC is a manager that takes an event driven approach to security selection, investing in debt and equity associated with reorganizations, bankruptcies, mergers, and litigation. A significant portion of Farallon Capital Institutional Partners, LP's investments has been in the bank debt of troubled companies and in loans to private limited partnerships that invest in real estate and mortgage loans. The fund also invests in distressed mortgage securities and emerging markets securities. Arbitrage is a key strategy. The portfolio is diversified, with approximately 150 core positions.

LONE PINE CAPITAL LLC is a manager that uses a bottom-up approach to selecting equity and equity-related securities and invests in both long and short positions. Lone Redwood, LP and Lone Picea, LP concentrate on the telecom/media, healthcare, consumer/retail, technology, and financial services sectors. The funds invest globally although the bulk of the portfolios are in US stocks. They may also invest in private placements, other CIVs, and below investment grade and convertible debt.

MAVERICK CAPITAL, LTD. is a manager that uses a bottom-up approach to selecting equity and equity-related securities and invests in both long and short positions. Maverick Fund USA, Ltd. invests globally, although the largest fraction of the portfolio is in US stocks. It may also invest in private placements, convertible debt, and other securities.

OCH-ZIFF CAPITAL MANAGEMENT GROUP focuses on event driven investing where a specific corporate, legal, or regulatory event would lead to a restructuring or alteration of the capital structure of a corporation. OZ Domestic Partners, LP concentrates on convertible bond arbitrage, merger arbitrage, equity restructurings, and distressed securities. The fund utilizes leverage in its convertible bond arbitrage strategy and invests in both long and short positions, primarily in debt and equity securities.


REGIMENT CAPITAL MANAGEMENT, LLC focuses on a long core high yield portfolio, complemented by a hedged portfolio comprising various types of securities plus opportunistic private placement investments. Regiment's diversified portfolio includes high yield securities as well as certain equity-linked securities, including convertible securities and warrants. The fund may invest in restricted securities or private placements, though such investments will be limited to 10% of assets.



--------------------------------------------------------------------------------
[LOGO]                                    TIP Prospectus  -  April 30, 2004  |5|

--------------------------------------------------------------------------------
               RISK RETURN ANALYSIS -- FUND DESCRIPTIONS continued
--------------------------------------------------------------------------------


TIFF MULTI-ASSET FUND concluded

TOSCAFUND LIMITED is a manager that uses a bottom-up approach to selecting equity securities and invests in both long and short positions. Tosca invests globally with its primary concentration in the global financial services sector.


Principal Risks. A loss of invested assets could occur due to certain risks. These include:


    below investment grade risk      government-sponsored enterprises risk
    credit risk                      interest rate risk
    currency risk                    liquidity risk
    derivatives risk                 market risk
    emerging markets risk            non-diversification risk
    foreign risk                     prepayment/extension risk
                                     smaller company risk


A description of these risks is provided in the section below entitled General Risks.

TIFF INTERNATIONAL EQUITY FUND

Investment Objective. The fund's investment objective is to attain appreciation of principal that at least offsets inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds the total return (net of withholding taxes) of the Morgan Stanley Capital International (MSCI) All Country World ex US Index by 1.00%, net of all expenses, on an annualized basis. The MSCI All Country World ex US Index is a capitalization-weighted index of non-US publicly traded common stocks.

Principal Investment Strategies. The fund focuses on common stocks of non-US issuers and ordinarily invests in at least 10 different markets. The fund will invest primarily in developed markets (such as Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom) but may invest up to 30% of its assets in emerging markets. It invests in companies of all sizes and may invest a significant portion of its assets in smaller companies. The fund does not concentrate in any one sector.

The fund will generally invest in common stocks (including ADRs), securities convertible into common stocks, securities of investment companies and other CIVs, securities of US companies that derive more than 50% of revenues from foreign operations, futures contracts, and forward foreign currency exchange contracts. Ordinarily, at least 80% of the fund's net assets will be invested in equity securities, and at least 65% of the fund's assets will be invested in foreign equities, most of which are not denominated in US dollars.

Money Managers and Their Strategies

DELAWARE INTERNATIONAL ADVISERS LTD. takes a value-oriented approach to international equities. The manager identifies attractive stocks using a quantitative method, valuing of future income streams adjusted for inflation, across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. A computer-based optimization model is then used to allocate assets in the portfolio. The manager may engage in currency hedging as a defensive strategy.

HARDING, LOEVNER MANAGEMENT, LP takes a bottom-up approach to global equities, seeking to identify companies with financial strength, sustainable internally generated growth, quality management, and lasting competitive advantages. The manager invests only in companies it has researched thoroughly and takes a long-term view, selling shares if they become greatly overvalued or if the company's finances, management, or competitive position deteriorates. Country weights reflect individual stock selection rather than an explicit allocation process. Portfolios are broadly diversified by country, industry, and size.


--------------------------------------------------------------------------------
|6|  April 30, 2004  -  TIP Prospectus                                    [LOGO]

--------------------------------------------------------------------------------
               RISK RETURN ANALYSIS -- FUND DESCRIPTIONS continued
--------------------------------------------------------------------------------

TIFF INTERNATIONAL EQUITY FUND concluded

MARATHON ASSET MANAGEMENT, LTD. takes a qualitative approach to bottom-up global stock selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level, the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specific strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.


Commingled Investment Vehicles and Their Strategies

BESSENT CAPITAL, LLC employs intensive fundamental research leveraged with quantitative models and proprietary research sources. The firm may implement long or short positions through derivatives if more readily available or cost effective equity ownership or borrowing capacity does not exist.

LANSDOWNE PARTNERS employs fundamental research to select long and short stock positions primarily within the UK.


Principal Risks. A loss of invested assets could occur due to certain risks. These include:

    currency risk                    liquidity risk
    derivatives risk                 market risk
    emerging markets risk            smaller company risk
    foreign risk

A description of these risks is provided in the section below entitled General Risks.

TIFF US EQUITY FUND

Investment Objective. The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds the total return of the Wilshire 5000 Total Market Index by 1.00%, net of all expenses, on an annualized basis. The Wilshire 5000 Total Market Index is a market capitalization-weighted index of all publicly traded US stocks.

Principal Investment Strategies. The fund pursues its objective by investing in a diversified portfolio of US equity securities in order to achieve broad exposure to all market sectors and to companies of all sizes. The fund invests in common stocks, securities convertible into common stocks, securities of investment companies, and CIVs. The fund also invests a significant portion of its assets in futures contracts in order to replicate its performance benchmark or to hedge its currency risk. Ordinarily, the fund invests at least 80% of its net assets in equity securities. At least 65% of its assets ordinarily will be invested in US equity securities, and up to 15% of its assets may be invested in common stocks and ADRs of foreign issuers. The fund may also invest a significant portion of its assets in smaller companies.

Money Managers and Their Strategies

ARONSON+JOHNSON+ORTIZ, LP takes a value-oriented approach, focusing on securities of asset-rich companies with proven management talent that are selling at relatively low market valuations by such measures as price-to-earnings ratio. The money manager selects securities from among the 400 largest capitalization stocks.

MARTINGALE ASSET MANAGEMENT, LP seeks to ensure that the fund is not excessively under- or overweighted in important market sectors relative to its performance benchmark.

PALO ALTO INVESTORS concentrates on very small capitalization companies (under $300 million). Typically these companies will have market capitalizations between $50 million and $100 million at the time of purchase. The money manager seeks to identify companies with quality management, limited downside risk, and excellent upside potential, despite past difficulties in earnings or product development.

SHAPIRO CAPITAL MANAGEMENT COMPANY, INC. emphasizes bottom-up stock selection. Investment candidates must compete in an industry that is easily understood. The money manager seeks to identify companies with superior economic characteristics, including a high return on assets, sizable cash flow, significant barriers to entry, and products unlikely to become obsolete.


--------------------------------------------------------------------------------
[LOGO]                                    TIP Prospectus  -  April 30, 2004  |7|

--------------------------------------------------------------------------------
               RISK RETURN ANALYSIS -- FUND DESCRIPTIONS continued
--------------------------------------------------------------------------------

TIFF US EQUITY FUND concluded

WESTPORT ASSET MANAGEMENT, INC. focuses on small capitalization companies (under $2.0 billion) with low price-to-earnings ratios. The money manager seeks to buy stocks of companies whose future earnings or cash flows are expected to improve materially and to hold those stocks over a period of 18 to 24 months, during which their prices are expected to appreciate substantially.

Commingled Investment Vehicle and Its Strategy

ADAGE CAPITAL MANAGEMENT, LP focuses on stock selection based on intra-industry fundamental analysis with a focus on intra-industry valuation methodologies. Adage's investments include long positions in securities of companies within and outside the S&P 500 Index, which Adage believes are attractively valued, with an emphasis on those companies which Adage considers likely to outperform other companies within their particular industry or sector. The fund's portfolio may also include short positions.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:


    currency risk                    liquidity risk
    derivatives risk                 market risk
    foreign risk                     smaller company risk


A description of these risks is provided in the section below entitled General Risks.

TIFF GOVERNMENT BOND FUND

Investment Objective. The fund's investment objective is to attain as high a rate of current income as is consistent with maintaining liquidity and to provide a hedge against deflation-induced declines in common stock prices and dividend streams.

Performance Benchmark. The fund seeks to attain a total return net of expenses that, over time, approximates that of the Citigroup 10-year US Treasury Index.


Principal Investment Strategies. Ordinarily, the fund invests at least 80% of its net assets in securities that are issued or guaranteed as to the payment of principal or interest by the US government or its agencies or instrumentalities. The fund's manager, SMITH BREEDEN ASSOCIATES, INC., employs active management techniques in an effort to generate total returns net of all fees and expenses that, over rolling 12-month time periods, approximate as closely as possible the benchmark's total return. While eschewing interest rate forecasting, the manager employs a variety of techniques, including the selection and active trading of bonds carrying the full faith and credit of the United States plus other high grade bonds and bond futures contracts. Given its carefully defined aim of generating gross excess returns (relative to the benchmark) sufficient to offset fund expenses, the fund's assets typically will be invested in bonds or bond futures contracts. The fund may be invested in a very small number of securities at any given time. The fund may also enter into reverse repurchase agreement transactions. Reverse repurchase agreements involve the sale of a security by the fund to another party (generally a bank or dealer) in return for cash and an agreement to buy the security back at a specified price and time.


Principal Risks. A loss of invested assets could occur due to certain risks. These include:


    credit risk                      interest rate risk
    derivatives risk                 liquidity risk
    government-sponsored             market risk
      enterprises risk               reverse repurchase risk


A description of these risks is provided in the section below entitled General Risks.


--------------------------------------------------------------------------------
|8|  April 30, 2004  -  TIP Prospectus                                    [LOGO]

--------------------------------------------------------------------------------
               RISK RETURN ANALYSIS -- FUND DESCRIPTIONS concluded
--------------------------------------------------------------------------------

TIFF SHORT-TERM FUND


Investment Objective. The fund's investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund's risk of principal loss does not exceed that of a portfolio invested in 6-month US Treasury bills.

Performance Benchmark. The fund seeks, over time, to track as closely as possible, gross of fees and expenses, the Merrill Lynch 6-month Treasury Bill Index.

Principal Investment Strategies. The fund invests principally in securities issued by the US government, its agencies, or instrumentalities. The fund may also enter into dollar roll transactions and repurchase and reverse repurchase agreements collateralized by securities issued by the US government, its agencies, or instrumentalities. The fund's duration generally will not be less than three months or greater than nine months.

The manager, FISCHER FRANCIS TREES & WATTS, INC., focuses on duration, maturity, relative valuations, and security selection. The fund typically maintains an overall minimum quality rating of at least AAA.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

    government-sponsored             market risk
      enterprises risk               reverse repurchase risk
    interest rate risk

A description of these risks is provided in the section below entitled General Risks.

While the fund's risk of principal loss will not exceed that of a portfolio invested in 6-month US Treasury bills, fluctuations in the market value of the securities held in the fund's portfolio could cause members' shares, when redeemed, to be worth more or less than their original cost.


--------------------------------------------------------------------------------
                      RISK RETURN ANALYSIS -- GENERAL RISKS
--------------------------------------------------------------------------------

Prospective members should consider their own risk tolerance, investment goals, and investment time horizon before committing assets to the TIFF mutual funds. General risks associated with the funds' investment policies and investment strategies are defined below. The TIFF mutual funds to which each risk applies are listed in brackets following the definition.

Below Investment Grade Risk. Credit risk is particularly significant for debt securities that are rated below investment grade ("junk bonds"). Below investment grade debt securities are predominantly speculative and may not pay interest or return principal as scheduled. [Multi-Asset Fund]

Credit Risk. A security issuer or counterparty to a contract may default or otherwise become less likely to honor a financial obligation. [Multi-Asset and Government Bond Funds]

Currency Risk. A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency. [Multi-Asset, International Equity, and US Equity Funds]

Derivatives Risk. Futures, options, swaps, and forward foreign currency exchange contracts are forms of derivatives. The TIFF mutual funds use derivatives to, among other things, replicate a benchmark's characteristics. Thus, derivatives may be used to gain exposure to a market sector or country, to invest cash temporarily in a fund's primary asset class, or to adjust the duration of a fixed income fund. Derivatives may also be used to hedge a fund's currency or interest rate risk. For these reasons, the primary risk of derivatives in the TIFF mutual funds is related to the money managers' ability to anticipate correctly the direction of movements in interest rates, securities prices, and foreign currency exchange rates; the imperfect correlation between the price of a derivative and that of the underlying securities, interest rates, or currencies being hedged; the possible absence of a liquid secondary market for a particular derivative; the risk that the other parties to a derivatives contract may fail to meet their obligations; and the risk that adverse price movements in a derivative can result in a loss greater than the fund's initial investment in the derivative (in some cases, the potential loss is unlimited). [Multi-Asset, International Equity, US Equity, and Government Bond Funds]

Emerging Markets Risk. Risks associated with foreign investments are intensified in the case of investments in emerging market countries, whose political, legal, and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and more volatile than securities issued by companies located in developed nations. [Multi-Asset and International Equity Funds]


--------------------------------------------------------------------------------
[LOGO]                                    TIP Prospectus  -  April 30, 2004  |9|

--------------------------------------------------------------------------------
                 RISK RETURN ANALYSIS -- GENERAL RISKS concluded
--------------------------------------------------------------------------------

Foreign Risk. Securities issued by foreign entities involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. A fund could encounter difficulties in invoking legal process abroad and in enforcing contractual obligations in certain foreign countries. Transactions in foreign securities may involve higher transaction and custody costs than investments in US securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the fund's income. [Multi-Asset, International Equity, and US Equity Funds]


Government-Sponsored Enterprises Risk. US government agency securities include instruments issued by instrumentalities established or sponsored by the US government, such as the Federal Home Loan Banks ("FHLBs"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Although these securities are issued, in general, under the authority of an Act of Congress, the US government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the US government. [Multi-Asset, Government Bond, and Short-Term Funds]


Interest Rate Risk. Bond prices typically fluctuate due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond's price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause a bond fund's income to decline. [Multi-Asset, Government Bond, and Short-Term Funds]


Liquidity Risk. Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. These securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, unlisted over-the-counter options, and other securities that are traded in the US but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended. [Multi-Asset, International Equity, US Equity, and Government Bond Funds]


Market Risk. The market value of a security may increase or decrease over time. Such fluctuations can cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issue, an entire industry, or the market as a whole. [All funds]

Non-Diversification Risk. Compared to other funds, a non-diversified fund may invest a relatively high percentage of its assets in a limited number of companies. As a result, a non-diversified fund's share price may be more susceptible to any single economic, political, or regulatory occurrence than would a diversified fund. Therefore, the net asset value of a non-diversified fund may be more volatile than the net asset value of a diversified fund. [Multi-Asset Fund]


Prepayment/Extension Risk. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) earlier than expected. Prepayments often happen during periods of falling interest rates. Under these circumstances, the fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) later than expected. Extensions often happen during periods of rising interest rates. Under these circumstances, the value of the obligation will decrease, and the fund will suffer from an inability to invest in higher yielding securities. [Multi-Asset Fund]


Reverse Repurchase Risk. Reverse repurchase agreements are considered a form of borrowing by the fund and therefore are a form of leverage. Leverage may cause any gains or losses of the fund to be magnified. The fund will maintain a segregated account in connection with outstanding reverse repurchase agreements. [Government Bond and Short-Term Funds]

Smaller Company Risk. The stocks of small or medium-sized companies may be more susceptible to market downturns, and their price may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell. [Multi-Asset, International Equity, and US Equity Funds]


--------------------------------------------------------------------------------
|10|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
                   RISK RETURN ANALYSIS -- PERFORMANCE CHARTS
--------------------------------------------------------------------------------


These charts are intended to show the risk that a member's returns may vary from year to year. Total return for each calendar year includes the effects of entry and exit fees received by the funds; however, net asset value per share at the beginning and end of each period used for calculating total return excludes such entry and exit fees. The funds' past performance does not necessarily indicate how the funds will perform in the future. Because the Government Bond Fund has not been in existence for a full calendar year, no performance information is presented for this fund.

TIFF MULTI-ASSET FUND

During the eight-year period shown in the bar chart at right, the highest quarterly return was 11.30% (quarter ended 6/30/2003) and the lowest quarterly return was -11.56% (quarter ended 9/30/1998).

                        1996                     14.72%
                        1997                      5.51%
                        1998                      0.22%
                        1999                     22.65%
                        2000                      2.39%
                        2001                     -3.34%
                        2002                     -6.33%
                        2003                     26.65%

TIFF INTERNATIONAL EQUITY FUND

During the nine-year period shown in the bar chart at right, the highest quarterly return was 18.95% (quarter ended 6/30/2003) and the lowest quarterly return was -19.69% (quarter ended 9/30/2002).

                        1995                      9.85%
                        1996                     15.94%
                        1997                      0.91%
                        1998                      3.03%
                        1999                     37.40%
                        2000                    -11.66%
                        2001                    -17.49%
                        2002                    -11.24%
                        2003                     41.33%

TIFF US EQUITY FUND

During the nine-year period shown in the bar chart at right, the highest quarterly return was 20.77% (quarter ended 12/31/1998) and the lowest quarterly return was -17.68% (quarter ended 9/30/1998).

                        1995                     36.02%
                        1996                     21.91%
                        1997                     33.01%
                        1998                     11.85%
                        1999                     18.89%
                        2000                     -2.67%
                        2001                     -6.51%
                        2002                    -20.61%
                        2003                     35.24%

TIFF SHORT-TERM FUND

During the nine-year period shown in the bar chart at right, the highest quarterly return was 1.89% (quarter ended 12/31/2000) and the lowest quarterly return was 0.13% (quarter ended 6/30/2003).

                        1995                      6.43%
                        1996                      5.28%
                        1997                      5.30%
                        1998                      5.59%
                        1999                      4.93%
                        2000                      6.86%
                        2001                      5.29%
                        2002                      2.11%
                        2003                      0.88%



--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |11|

--------------------------------------------------------------------------------
                    RISK RETURN ANALYSIS -- PERFORMANCE TABLE
--------------------------------------------------------------------------------

The table below illustrates the changes in the TIFF mutual funds yearly performance and shows how each funds average returns for one year, five years, and since fund inception compare with selected benchmarks. Note that past performance (before and after taxes) is not necessarily an indication of how the funds will perform in the future. BECAUSE THE GOVERNMENT BOND FUND HAS NOT BEEN IN EXISTENCE FOR A FULL CALENDAR YEAR, NO PERFORMANCE INFORMATION IS PRESENTED FOR THIS FUND.

                                                                         AVERAGE ANNUAL TOTAL RETURN
                                                                              THROUGH 12/31/2003

                                                                       ONE           FIVE           SINCE            FUND
                                                                       YEAR          YEARS        INCEPTION        INCEPTION
TIFF MULTI-ASSET FUND
Return before Taxes                                                   26.65%          7.56%          8.18%         3/31/1995
Return after Taxes on Distributions                                   26.07%          5.88%          6.32%
Return after Taxes on Distributions and Sale of Fund Shares           17.49%          5.47%          5.94%
Benchmarks (reflects no deduction for fees, expenses, or taxes)
   MSCI All Country World Index*+                                     33.97%         -0.24%          7.02%
   CPI + 5% per annum                                                  6.96%          7.48%          7.38%
   Constructed MAF Benchmark                                          22.40%          5.15%          8.67%

TIFF INTERNATIONAL EQUITY FUND
Return before Taxes                                                   41.33%          4.67%          5.57%         5/31/1994
Return after Taxes on Distributions                                   41.00%          3.45%          4.32%
Return After Taxes on Distributions and Sale of Fund Shares           27.20%          3.45%          4.19%
Benchmark (reflects no deduction for fees, expenses, or taxes)
   MSCI All Country World ex US Index+                                40.83%          1.31%          3.98%

TIFF US EQUITY FUND
Return before Taxes                                                   35.24%          3.03%         11.99%         5/31/1994
Return after Taxes on Distributions                                   35.21%          0.99%          9.07%
Return After Taxes on Distributions and Sale of Fund Shares           22.95%          1.54%          8.93%
Benchmark (reflects no deduction for fees, expenses, or taxes)
   Wilshire 5000 Total Market Index                                   31.64%          0.42%         11.28%

TIFF SHORT-TERM FUND**
Return before Taxes                                                    0.88%          3.99%          4.77%         5/31/1994
Return after Taxes on Distributions                                    0.08%          2.33%          2.81%
Return After Taxes on Distributions and Sale of Fund Shares            0.57%          2.37%          2.84%
Benchmark (reflects no deduction for fees, expenses, or taxes)
   Merrill Lynch 6-month Treasury Bill Index                           1.29%          3.95%          4.74%

* Please note that this Index is 100% stocks whereas the TIFF Multi-Asset Fund normally comprises only 55% stocks. Management considers the primary benchmark of the Fund to be the CPI + 5%. The inclusion of the MSCI All Country World Index and its position as the first of three indices listed for the Fund is solely to comply with SEC regulations.

** Total return would have been lower had certain expenses not been waived or reimbursed.

+ Prior to January 30, 2004, the indices were named MSCI All Country World Free Index and MSCI All Country World Free ex US Index, respectively.

--------------------------------------------------------------------------------
|12|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
                       FEES AND ANNUAL OPERATING EXPENSES
--------------------------------------------------------------------------------


This table describes the fees and expenses that a member may pay when buying or holding shares of a fund. This table and the examples below represent fee and expense information for the fiscal year ended December 31, 2003.

                                        SHAREHOLDER FEES                          ANNUAL OPERATING EXPENSES
                                    (paid directly from the                           (expenses that are
                                   shareholder's investment)                      deducted from fund assets)
                           -----------------------------------------      -----------------------------------------
                           SALES           TRANSACTION CHARGES
                           LOADS             PAID TO FUNDS[a]
                                     Entry Fees on      Exit Fees on      Management          Other
                                       Purchases        Redemptions         Fees[b]        Expenses[c]        Total
Multi-Asset                 None         0.50%              0.50%           0.42%[d]          0.32%           0.74%[d][e]
International Equity        None         0.75%              0.75%           0.77%             0.40%           1.17%
US Equity                   None         0.25%              0.25%           0.60%             0.25%           0.85%
Government Bond             None         None               None            0.18%             0.87%           1.05%[e]
Short-Term                  None         None               None            0.21%             0.18%           0.39%[e]

[a] Entry and Exit Fees. While the funds are no load and do not charge sales commissions, the Multi-Asset, International Equity, and US Equity Funds assess entry and exit fees as set forth in the above table, expressed as a percentage of the purchase or redemption amount. The reasons for these fees are described in detail in the section entitled Purchases and Redemptions. TAS may waive these fees when the transaction will not result in significant costs for the fund.

[b] Management Fees. The management fees listed above include advisory fees and fees of those money managers that manage separate accounts on behalf of a fund. Many of the money managers are on performance-based fee schedules, and therefore these fees will vary over time depending on the performance of the funds. These fees are deducted from fund assets and are expressed as a percentage of average net assets. THIS TABLE DOES NOT INCLUDE MANAGEMENT FEES PAID TO CIV MANAGERS, WHICH ARE REFLECTED AS A REDUCTION IN THE FUNDS' GROSS RETURNS. For further discussion of money manager fees, please see the section of the Statement of Additional Information entitled Performance-Based Fees for Money Managers.

[c] Other Expenses. This category includes administration fees, operations monitoring fees, custody fees, legal, audit, and other miscellaneous fund expenses. These expenses are deducted from fund assets and are expressed as a percentage of average net assets. Excluding interest expense, other expenses incurred by the Multi-Asset Fund and the Government Bond Fund were 0.29% and 0.53%, respectively.

[d] Adjusted Management Fees and Total Expenses. Management fees and total expenses have been restated to reflect current management fees.

[e] Fee Waivers
    o Multi-Asset Fund. TAS may waive its advisory fee to the extent necessary to compensate the fund for any redemption penalties imposed by Bessent Capital, LLC. This fee waiver is voluntary and may be modified or discontinued at any time. No fees were waived in 2003.
    o Government Bond Fund. Because TAS waived its management fee for the period from the commencement of the fund's investment operations, March 31, 2003, through December 31, 2003, and the fund's money manager, administrator, custodian, and transfer agent waived a portion of their fees for the first three months of the fund's operations, total annual operating expenses, inclusive of interest expense, were 0.99% for the period ended December 31, 2003. These fee waivers are voluntary and may be modified or discontinued at any time.
    o Short-Term Fund. Because TAS waived its advisory fee and the money manager waived a portion of its management fee, total annual operating expenses were 0.35% for the fiscal year ended December 31, 2003. These fee waivers are voluntary and may be modified or discontinued at any time.

Example. This example is intended to help members compare the cost of investing in a TIFF mutual fund with the cost of investing in other mutual funds. The example assumes that one invests $10,000 in a fund for the time periods indicated. The example also assumes that the investment has a 5% return each year, the fund's operating expenses remain the same, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios and exit fees are reflected in the rows labeled "With redemption at end of period." Actual costs may be higher or lower and this example does not reflect management fees paid to CIV managers.

EXPENSES PER $10,000 INVESTMENT

                                ONE YEAR                   THREE YEARS                 FIVE YEARS                  TEN YEARS
                        ------------------------    ------------------------    ------------------------    ------------------------
                           With           No           With           No           With           No           With           No
                        redemption    redemption    redemption    redemption    redemption    redemption    redemption    redemption
                        at end of     at end of     at end of     at end of     at end of     at end of     at end of     at end of
                          period        period        period        period        period        period        period        period
Multi-Asset                $177          $125          $342          $285          $521          $459         $1,039          $964
International Equity       $271          $193          $527          $444          $804          $714         $1,593        $1,485
US Equity                  $138          $112          $324          $296          $526          $495         $1,109        $1,071
Government Bond            $107          $107          $334          $334          $579          $579         $1,283        $1,283
Short-Term                  $40           $40          $125          $125          $219          $219           $493          $493



--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |13|

--------------------------------------------------------------------------------
                               ELIGIBLE INVESTORS
--------------------------------------------------------------------------------


Asset Size. The funds are available only to organizations meeting the eligibility criteria set forth below. Because of the nature of certain investments made by the Multi-Asset Fund, shares of this fund are available only to organizations that invest at least $750,000 in the TIFF mutual funds or whose endowment assets exceed $1.5 million. Organizations wishing to confirm their eligibility should contact TAS.


Eligibility Criteria. The funds are open to:

o Organizations operated exclusively for charitable purposes, no part of the net earnings of which inures to the benefit of any private individual or corporation;

o   Organizations that qualify for exemption from federal income taxes under
    Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

o Non-US-based charitable organizations that have received 501(c)(3) equivalency certificates from the Internal Revenue Service;

o Planned giving or split interest assets of eligible organizations where at least part of the income or principal of such assets is owned irrevocably by the eligible organization, and the organization has legal control over the securities or vehicles in which such assets are invested;

o Retirement plans maintained for the employees of organizations meeting the above eligibility criteria; and


o   TAS employees.


--------------------------------------------------------------------------------
                MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS
--------------------------------------------------------------------------------

TEF The Investment Fund for Foundations (TIFF), d/b/a TIFF Education Foundation (TEF), a tax-exempt, non-profit, member-controlled organization dedicated to enhancing organizations' investment returns

TIP TIFF Investment Program, Inc., a family of no-load, open-end mutual funds offered to 501(c)(3) organizations


TAS TIFF Advisory Services, Inc., the investment advisor of the TIFF mutual funds, a taxable organization operated on a not-for-profit basis

The Cooperative. TIP seeks to improve the net investment returns of its members by making available to them a series of mutual funds. Each fund has its own investment objective and policies. The funds are advised by TAS. TIP and TAS were organized by TEF. Although certain members of TEF's board of trustees serve as directors of TIP, TEF does not exercise control over TIP. The directors of TIP are elected by the members of the mutual funds and, when permitted by law, by TIP directors.

Board Members and Officers of TEF, TIP, and TAS. TIP's board of directors manages and supervises the TIFF mutual funds. With the exception of Messrs. Flannery and Salem, all TEF, TIP, and TAS board members serve as unpaid volunteers. Individuals currently serving as board members or officers of TEF, TIP, and TAS are identified at right.

                                     TEF               TIP               TAS
Unpaid Board Members

Suzanne Brenner                                      Director
Harry N. Hoffman, III               Chair            Director
Sheryl L. Johns                    Trustee             Chair
Michael G. McCaffery                                                   Director
William H. McLean*                                   Director           Chair
Jane L. Mendillo                   Trustee                             Director
Jack R. Meyer                                                          Director
Thruston B. Morton, III                                                Director
D. Ellen Shuman                                                        Director

Principal Officers and
Paid Board Members

Esther L. Cash                        VP                VP               VP/CFO
Richard J. Flannery                                  Pres/CEO          Director/
                                                                          CEO
Tina M. Leiter                    Secretary          Secretary         Secretary
David A. Salem                    President             VP             Director/
                                                                        Pres/CIO
William E. Vastardis                                 Treas/CFO



--------------------------------------------------------------------------------
|14|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
           MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS continued
--------------------------------------------------------------------------------

BIOGRAPHIES OF BOARD MEMBERS AND PRINCIPAL OFFICERS

Set forth below is biographical information regarding the board members and principal officers of TEF, TIP, and TAS. The information includes institutions with which these individuals have been associated for at least the last five years.

Biographies of Board Members


SUZANNE BRENNER is associate treasurer and senior investment officer of The Metropolitan Museum of Art, 1000 Fifth Avenue, New York, NY 10028, which has assets exceeding $1.7 billion. She was formerly assistant treasurer and director of investments at The Rockefeller Foundation. She is a certified public accountant.

HARRY N. HOFFMAN, III is chief investment officer of Mayo Foundation, 200 First Street SW, Rochester, MN 55905, which has assets of $3.8 billion. Mr. Hoffman is chair of the board of TIFF Education Foundation and also serves as a trustee of the Ronald McDonald House of Rochester, Minnesota.

SHERYL L. JOHNS is vice president and treasurer of Houston Endowment Inc., 600 Travis, Suite 6400, Houston, TX 77002, a private foundation with assets exceeding $1 billion. Ms. Johns is a certified management accountant as well as a certified public accountant. She is a member of the board of directors of the Conference of Southwest Foundations, a member of the steering committee of the Foundation Financial Officers Group, and chair of the board of TIFF Investment Program, Inc.

MICHAEL G. MCCAFFERY is president and chief executive officer of Stanford Management Company, 2770 Sand Hill Road, Menlo Park, CA 94025, the investment management subsidiary of Stanford University, which has endowment assets exceeding $10 billion. Mr. McCaffery was formerly chief executive officer of the investment banking firm Robertson Stephens. He is a member of the advisory boards of Stanford Graduate School of Business and Princeton University's Bendheim Institute of Finance and a non-executive director of several technology-oriented ventures.

WILLIAM H. MCLEAN is vice president and chief investment officer of Northwestern University, 633 Clark Street, Room 1-209, Evanston, IL 60208, which has endowment assets of $3.6 billion. He was formerly senior managing director of asset and investment management of the John D. and Catherine T. MacArthur Foundation and an investment officer at The Duke Endowment. He serves on the investment committee of Father Flanagan's Boys Home and is chair of the board of TIFF Advisory Services, Inc.

JANE L. MENDILLO is chief investment officer of Wellesley College, 106 Central Street, Wellesley, MA 02481, which has endowment assets of $1.2 billion. She was formerly a vice president of Harvard Management Company and a management consultant with Bain & Company.

JACK R. MEYER is president and chief executive officer of Harvard Management Company, 600 Atlantic Avenue, 15th Floor, Boston, MA 02210, a subsidiary of Harvard University, which has endowment, pension, and trust assets exceeding $23 billion. Mr. Meyer was formerly treasurer and chief investment officer of the Rockefeller Foundation, deputy comptroller of New York City, and a director of the Investor Responsibility Research Center.

THRUSTON B. MORTON, III is president and CEO of Duke Management Company, 2200 West Main Street, Suite 1000, Durham, NC 27705, the investment subsidiary of Duke University, where he oversees assets of almost $5.2 billion. He was formerly a managing director with JP Morgan.

D. ELLEN SHUMAN is vice president and chief investment officer of Carnegie Corporation of New York, 437 Madison Avenue, 26th Floor, New York, NY 10022, a private foundation with $1.9 billion in assets. She was formerly the director of investments at Yale University. Ms. Shuman is a CFA charterholder. She is currently a trustee of Bowdoin College, a member of the finance committee of Greater New Haven Community Foundation, and an investment advisor to the Edna McConnell Clark Foundation.

Biographies of Principal Officers

ESTHER L. CASH is vice president of TEF and TIP and vice president and chief financial officer of TAS, 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. Prior to joining TAS, Ms. Cash was employed by Grantham, Mayo, Van Otterloo & Co. ("GMO"), where her responsibilities included operations, investment research, asset allocation, regulatory compliance, and communications for GMO's institutional mutual funds.

RICHARD J. FLANNERY serves as the cooperative's chief executive officer with overall responsibility for all of its activities. He also serves as TIP's president and CEO. Prior to joining TIFF, Mr. Flannery was executive vice president of the global money management firm Delaware Investments. During his 14-year tenure at Delaware Investments, he supervised multiple departments in the firm and played a key role in the firm's transition from a domestic to a global investment management firm.



--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |15|

--------------------------------------------------------------------------------
           MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS continued
--------------------------------------------------------------------------------

BIOGRAPHIES OF BOARD MEMBERS AND PRINCIPAL OFFICERS concluded


TINA M. LEITER serves as secretary of TIP and compliance officer of TAS, 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. Her prior experience includes eight years at Merrill Lynch, where she assisted with operations and account maintenance.

DAVID A. SALEM is president of TEF, president and chief investment officer of TAS, and vice president of TIP, 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. Prior to assuming TAS's presidency in 1993, Mr. Salem was a partner in the Boston-based investment advisory firm Grantham, Mayo, Van Otterloo & Co., where his responsibilities included asset allocation and strategic planning. He has served on the faculties of Middlebury College and the University of Virginia and in the Office of the Counsel to the President of the United States. Mr. Salem is a former trustee of the Core Knowledge Foundation and former co-chair of the Cabinet of the Thomas Jefferson Foundation (Monticello).

WILLIAM E. VASTARDIS is treasurer and CFO of TIP. He is also the founder and managing member of EOS Fund Services LLC, 26 West 17th Street, Suite 601, New York, NY 10011, TIP's Operations Monitoring Agent. Prior to forming EOS, Mr. Vastardis was managing director of fund administration at Investors Capital Services.


THE ADVISOR


TIFF Advisory Services, with principal offices at 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911, serves as the advisor to all funds. TAS was formed to facilitate investment by 501(c)(3) organizations in stocks, securities, and other assets.

Advisory Agreement. Pursuant to an investment advisory agreement with TIP on behalf of each fund, TAS:


1. develops investment programs, selects money managers, and monitors their investment activities and results;

2. provides or oversees the provision of all general management, investment advisory, and portfolio management services to each fund;

3.  allocates and reallocates each fund's assets among the money managers;

4.  identifies appropriate CIVs in which to invest the funds' assets;

5. invests funds held in the form of cash reserves pending allocation to money managers or to meet redemption requests;

6. may manage directly investments made by a former money manager until those investments are sold or turned over for management to another money manager;

7. may manage directly that portion of each fund's assets that invests in US Treasury inflation protected securities; and


8. may perform other additional duties, including investment in futures contracts, derivative instruments, and duration investments, in accordance with each fund's investment objectives, policies, and restrictions as approved by the board.

In addition, for the Government Bond and Short-Term Funds, TAS may manage the funds' assets directly in lieu of selecting a money manager.


MONEY MANAGERS


Allocation of Assets among Money Managers. In the case of funds that are managed by more than one money manager, TAS is responsible for determining the appropriate manner in which to allocate assets to each money manager. There is no pre-specified target allocation. TAS may allocate or reallocate assets among managers or may terminate a manager as it deems appropriate in order to achieve the overall objectives of the fund involved. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. The success of this structure depends on TAS's ability to identify and retain money managers that can achieve superior investment results relative to appropriate benchmarks, combine money managers that have complementary investment styles, monitor money managers' performance and adherence to stated styles, and effectively allocate fund assets among money managers.



--------------------------------------------------------------------------------
|16|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
           MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS continued
--------------------------------------------------------------------------------

MONEY MANAGERS continued


Discretion Afforded Money Managers. Each money manager has discretion to purchase and sell securities for its allocated portion of a fund's assets, subject to written investment objectives, policies, and restrictions. For separate accounts, these guidelines are developed by TAS; for CIVs, the guidelines are typically developed by the CIV's management and reviewed by TAS. Although the money managers' activities are subject to general oversight by the boards of directors and officers of TIP and TAS, neither the directors nor the officers evaluate the investment merits of the money managers' individual security selections.

Manager Selection Process. TAS is responsible for identifying qualified money managers and CIVs and negotiating the agreement terms under which the money manager will provide services to the funds. These agreements are submitted for approval to TIP's board of directors. TIP's board of directors retains the right to disapprove the hiring of money managers and to terminate agreements (subject to termination provisions contained therein) between TIP and all service providers employed by it, including TAS and the money managers. The funds and TAS have received an order from the SEC which permits TAS to hire and terminate money managers or change the terms of their advisory agreements with the approval of TIP's board of directors but without obtaining shareholder approval.

Manager Selection Criteria. In selecting money managers, TAS weighs a number of relevant factors and makes its selection based on a comparison of all such factors. TAS reviews the historical investment results of a universe of money managers, evaluates written information about them supplied by the money managers and outside parties, and conducts face-to-face interviews with individuals who would actually manage money for TIP should their firms be employed by it. Each of the disqualifying attributes noted below constitutes sufficient grounds for rejection or dismissal of a money manager displaying it. The factors considered by TAS in selecting the funds' current money managers and in considering the selection of other money managers include:


Important Attributes

o Well-defined investment philosophy that gives the manager a discernible competitive advantage in the gathering or processing of investment data
o Verifiable record that the firm has faithfully executed its philosophy over time
o Stable and cohesive management team with strong personal incentives (both financial and psychological) to produce satisfactory results for their clients
o   Reasonable amount of assets under management for the philosophy
o Proven capacity to deliver reasonably uniform results to all clients' assets to which the philosophy is applied
o   Satisfactory returns versus a relevant benchmark
o   Proven capacity to adapt to changes in financial markets
o Proven willingness to invest adequately in its own business (including technological resources)
o   Proven willingness to adhere to TIFF's credo


Helpful Attributes

o   Investment management is the firm's sole (preferably) or primary business
o Decisionmakers are seasoned professionals or the firm's philosophy is innovative (preferably both)
o   Willing to use performance-based fee arrangements
o Fee structure links manager's compensation directly and primarily to returns (versus assets)


Undesirable Attributes

o   Insufficiently trained administrative personnel
o   Insufficiently robust investment accounting systems
o   Investment decisionmakers unduly burdened with administrative tasks
o   Unwillingness to specify product size limits

Disqualifying Attributes

o   High degree of personnel turnover
o Investment decisionmakers (as distinct from portfolio management) engaged primarily in brokerage or financial planning
o   Inability to meet performance reporting deadlines
o Criminal convictions or sanctions by the SEC or other federal or state regulatory agencies


Other Considerations. When evaluating persons who might potentially manage money for TIP, TAS considers carefully the financial viability and stability of the firms with which they are associated, but it does not assume that the age or size of an investment management organization and the quality of its services are always positively correlated. Indeed, if properly structured and managed, a newly established investment management organization has the potential to deliver superior services to its clients or members at a lower cost than competing suppliers precisely because its human and technological resources have been assembled recently: technology is evolving so rapidly that organizations structured



--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |17|

--------------------------------------------------------------------------------
           MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS continued
--------------------------------------------------------------------------------

MONEY MANAGERS concluded

and equipped specifically to compete under current, as distinct from past, market conditions often have a discernible edge, provided, of course, that the persons leading them are sufficiently skilled and experienced.


Money Manager Agreements. In order to preserve the flexibility needed to respond to changes in TIP's operating environment, the agreements between TIP and each money manager do not specify the percentage of a fund's assets to be allocated to the money manager. Members and prospective members seeking to know the actual allocation of each fund's assets across money managers at a given time can obtain this information by contacting TAS at the telephone number shown on the back cover of this prospectus.


Performance-Based Fees. Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. Generally, these arrangements specify a minimum fee ("floor"), expressed as a percentage of net assets, a maximum fee ("cap"), and a fee formula that embodies the concept of a "fulcrum" fee, i.e., a fee midway between the minimum and the maximum. Actual fees paid to a money manager are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio's excess return (i.e., its actual gross return less the total return of the portfolio's benchmark) exceeds a specified level and to reduce the fee if the portfolio's excess return falls below this level. Total returns are computed over a rolling 12-month time period. Fee formulas are expressed in basis points, where a basis point is 1/100 of one percent.


                                                TOTAL MANAGEMENT FEES
                                            PAID TO TAS AND MONEY MANAGERS
                                           FOR FISCAL YEAR ENDED 12/31/2003

Multi-Asset                                             0.41%
International Equity                                    0.77%
US Equity                                               0.60%
Government Bond*                                        0.18%
Short-Term**                                            0.21%

* As a result of waivers of TAS's advisory fee and a portion of the money manager's fees, the actual management fee paid by the Government Bond Fund was 0.13%, annualized. These fee waivers are voluntary and may be modified or discontinued at any time.

** As a result of waivers of TAS's advisory fee and a portion of the money manager's fees, the actual management fee paid by the Short-Term Fund for the fiscal year ended December 31, 2003, was 0.17%. These fee waivers are voluntary and may be modified or discontinued at any time.

Note: These fees do not include management fees paid to CIV managers, which are reflected as a reduction in the funds' gross returns.


MONEY MANAGER FEE ARRANGEMENTS AND PORTFOLIO MANAGERS

Multi-Asset Fund


ARONSON+JOHNSON+ORTIZ, LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points. The portfolio must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA charterholder, CIC, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1984 and has managed assets for the fund since 1999. Kevin M. Johnson (partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1993 and has managed assets for the fund since 1999, and Martha E. Ortiz (CFA charterholder, CIC, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1987 and has managed assets for the fund since 1999.


DELAWARE INTERNATIONAL ADVISERS LTD. (80 Cheapside, 3rd Floor, London, England EC2V 6EE) is compensated based on assets. The manager receives 0.50% per year on the first $50 million of its portfolio, 0.35% per year on the next $50 million, and 0.30% per year on amounts above $100 million, subject to a minimum account size of $25 million or fees equivalent thereto. Delaware International Advisers Ltd. compensates Delaware Management Company out of its fees. Elizabeth A. Desmond (director) has been a portfolio manager with Delaware International Advisers Ltd. since 1991. Timothy G. Connors (senior vice president and director of fundamental research) has been a portfolio manager with Delaware Management Company since 1997. Delaware has managed assets for the fund since 2002.


HARDING, LOEVNER MANAGEMENT, LP (50 Division Street, Suite 401, Somerville, NJ 08876) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 150 basis points, and a fulcrum fee of 80 basis points. The portfolio must earn 400 basis points over the return of the MSCI All Country World Index in order for the manager to receive the fulcrum fee. Ferrill
D. Roll (CFA charterholder) has been a portfolio manager with Harding, Loevner since 1997 and has managed assets for the fund since 2003.



--------------------------------------------------------------------------------
|18|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
           MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS continued
--------------------------------------------------------------------------------

MONEY MANAGER FEE ARRANGEMENTS AND PORTFOLIO MANAGERS continued

MARATHON ASSET MANAGEMENT, LTD. (Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World Index in order for the manager to receive the fulcrum fee. Jeremy J. Hosking (director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 2003.


K.G. REDDING & ASSOCIATES, LLC (One North Wacker Drive, Suite 4343, Chicago, IL 60606) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 250 basis points, and a fulcrum fee of 150 basis points. The portfolio must earn 500 basis points over the return of the Morgan Stanley REIT Index in order for the manager to earn the fulcrum fee. Kim Redding (president and portfolio manager) and Jason Baine (principal and portfolio manager) have been portfolio managers with Redding since 2001 and have managed assets for the fund since 2003.


SMITH BREEDEN ASSOCIATES, INC. (100 Europa Drive, Suite 200, Chapel Hill, NC 27517) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 85 basis points, and a fulcrum fee of 48 basis points. The portfolio must earn 205 basis points over the return of a weighted average of the 10-year US Treasury Inflation Protected Security and the Citigroup 10-year Treasury Index in order for the manager to earn the fulcrum fee. Timothy
D. Rowe (principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for the fund since 2003.

WELLINGTON MANAGEMENT COMPANY, LLP (75 State Street, Boston, MA 02109) is compensated based on assets. The manager receives 0.45% per year on the first $50 million of its portfolio, 0.40% per year on the next $50 million, and 0.35% per year on amounts above $100 million. James A. Bevilacqua (portfolio manager) has been a portfolio manager with Wellington since 1998, has been with Wellington since 1994 as an analyst, and has managed assets for the fund since 2003.

International Equity Fund

DELAWARE INTERNATIONAL ADVISERS LTD. (80 Cheapside, 3rd Floor, London, England EC2V 6EE) is compensated based on assets. The manager receives 0.550% per year on the first $50 million of its portfolio, 0.385% per year on the next $50 million, and 0.330% per year on amounts above $100 million. Hamish O. Parker (director) has been a portfolio manager with Delaware since 1990 and has managed assets for the fund since 1994.

HARDING, LOEVNER MANAGEMENT, LP (50 Division Street, Suite 401, Somerville, NJ 08876) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 150 basis points, and a fulcrum fee of 80 basis points. The portfolio must earn 400 basis points over the return of the MSCI All Country World ex US Index in order for the manager to earn the fulcrum fee. Simon Hallett (CFA charterholder, CIO) has been a portfolio manager with Harding, Loevner since 1991 and has managed assets for the fund since 1994.

MARATHON ASSET MANAGEMENT, LTD. (Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World ex US Index in order for the manager to receive the fulcrum fee. Jeremy J. Hosking (director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 1994.

US Equity Fund


ARONSON+JOHNSON+ORTIZ, LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points. The portfolio must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA charterholder, CIC, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1984 and has managed assets for the fund since 1998. Kevin M. Johnson (partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1993 and has managed assets for the fund since 1999, and Martha E. Ortiz (CFA charterholder, CIC, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1987 and has managed assets for the fund since 1999.


MARTINGALE ASSET MANAGEMENT, LP (222 Berkeley Street, Boston, MA 02116) is compensated based on the fund's total assets. The manager receives 0.10% per year on the first $100 million, 0.08% per year on the next $200 million, 0.07% per year on the next $200 million, and 0.05% per year on amounts above $500 million. William E. Jacques (CFA charterholder, executive vice president, CIO) has been a portfolio manager with Martingale since 1987 and has managed assets for the fund since 1996.


--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |19|

--------------------------------------------------------------------------------
           MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS continued
--------------------------------------------------------------------------------

MONEY MANAGER FEE ARRANGEMENTS AND PORTFOLIO MANAGERS concluded

PALO ALTO INVESTORS (470 University Avenue, Palo Alto, CA 94301) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 200 basis points, and a fulcrum fee of 105 basis points. The portfolio must earn 524 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. William L. Edwards (president) has been a portfolio manager with Palo Alto Investors since 1989 and has managed assets for the fund since 1994.

SHAPIRO CAPITAL MANAGEMENT COMPANY, INC. (One Buckhead Plaza, Suite 1555, 3060 Peachtree Road NW, Atlanta, GA 30305) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 95 basis points, and a fulcrum fee of 73 basis points. The portfolio must earn 325 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. Samuel R. Shapiro (president, CIO) has been a portfolio manager with Shapiro Capital since 1990 and has managed assets for the fund since 1997.

WESTPORT ASSET MANAGEMENT, INC. (253 Riverside Avenue, Westport, CT 06880) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 200 basis points, and a fulcrum fee of 108 basis points. The portfolio must earn 430 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. Andrew J. Knuth (CFA charterholder, chairman) has been a portfolio manager with Westport Asset Management since 1983 and has managed assets for the fund since 1994.

Government Bond Fund

SMITH BREEDEN ASSOCIATES, INC. (100 Europa Drive, Suite 200, Chapel Hill, NC 27517) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 85 basis points, and a fulcrum fee of 48 basis points. The portfolio must earn 218 basis points over the return of the Citigroup 10-year Treasury Index in order for the manager to earn the fulcrum fee. Timothy
D. Rowe (principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for the fund since 2003.

Short-Term Fund

FISCHER FRANCIS TREES & WATTS, INC. (200 Park Avenue, 46th Floor, New York, NY 10166) is compensated based on assets. The manager receives 0.20% per year on the first $100 million of its portfolio and 0.15% per year on amounts above $100 million. Ken O'Donnell (portfolio manager) has been a portfolio manager with FFTW since 2002 and has managed the fund's assets since that time.

COMMINGLED INVESTMENT VEHICLE PORTFOLIO MANAGERS

Multi-Asset Fund


BESSENT CAPITAL, LLC (New York, NY). Scott Bessent (portfolio manager) founded Bessent in 2000. From 1992 through March 2000, Mr. Bessent managed the European portfolio for Soros Fund's flagship Quantum Fund. Bessent has managed assets for the fund since 2003.

CANYON CAPITAL ADVISORS LLC (Beverly Hills, CA). Joshua S. Friedman (managing partner) and Mitchell R. Julis (managing partner) have been portfolio managers with Canyon Capital Advisors since 1990 and have managed assets for the fund since 1996. Prior to 1990, Mr. Friedman was executive vice president of the Capital Markets Service Group of Drexel Burnham Lambert. Prior to 1990, Mr. Julis was also with Drexel Burnham Lambert, serving as senior vice president.

FARALLON CAPITAL MANAGEMENT, LLC (San Francisco, CA). Thomas F. Steyer (senior managing member) has been a portfolio manager for Farallon Capital since 1990 and has managed assets for the fund since 1995. Prior to that, he founded and was a general partner of HFS Partner I, the predecessor to Farallon Capital Partnership.


LONE PINE CAPITAL LLC (Greenwich, CT). Stephen F. Mandel, Jr. (portfolio manager and consumer analyst) has been a portfolio manager with Lone Pine Capital and has managed assets for the fund since 1997. From 1990 to 1997, Mr. Mandel was a portfolio manager with Tiger Management.


MAVERICK CAPITAL, LTD. (Dallas, TX). Lee S. Ainslie III (portfolio manager) joined Maverick in 1993. Prior to that, he served as a managing director of Tiger Management. Maverick has managed assets for the fund since 2002.


OCH-ZIFF CAPITAL MANAGEMENT GROUP (New York, NY). Daniel S. Och (senior managing member) founded the firm and has been senior managing member and portfolio manager since 1994. Prior to 1994, Mr. Och was vice president and co-head of the US listed equities department at Goldman, Sachs & Co. Och-Ziff has managed assets for the fund since 2002.


--------------------------------------------------------------------------------
|20|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
           MANAGEMENT AND ADMINISTRATION OF THE MUTUAL FUNDS concluded
--------------------------------------------------------------------------------

COMMINGLED INVESTMENT VEHICLE PORTFOLIO MANAGERS concluded


REGIMENT CAPITAL MANAGEMENT, LLC (Boston, MA). Timothy S. Peterson (senior portfolio manager) founded Regiment in 1998. Prior to that, he spent nine years managing an arbitrage portfolio of high yield and private fixed income securities for Harvard Management Company. Regiment has managed assets for the fund since 2003.

TOSCAFUND LIMITED (London, UK). Martin Hughes (co-portfolio manager) co-founded the firm and has been a portfolio manager since 2000. From 1997 to 2000, Mr. Hughes was employed by Tiger Management Corporation Europe Limited (Tiger Europe), where he was appointed head of the global financials team in 1998. Prior to 1997, he was employed by Credit Lyonnais Laing. Johnny de la Hey (co-portfolio manager) is a co-founder of the firm. Mr. de la Hey was also employed by Tiger Europe from 1997 to 2000, where he was part of a team responsible for the analysis of non-US financials. Prior to that, he was employed by Credit Lyonnais Laing.

International Equity Fund

BESSENT CAPITAL, LLC (New York, NY). Scott Bessent (portfolio manager) founded Bessent in 2000. From 1992 through March 2000, Mr. Bessent managed the European portfolio for Soros Fund's flagship Quantum Fund. Bessent has managed assets for the fund since 2003.

LANSDOWNE PARTNERS (London, UK). Peter Davies (portfolio manager) joined Lansdowne in 2001. He was formerly a director of Merrill Lynch Investment Management working on the US team covering technology stocks in 1993; he joined the UK specialist team in 1994. Stuart Roden (portfolio manager) also joined Lansdowne in 2001. From 1994 to 2001, he was managing director (since 1998) of Merrill Lynch Investment Management, managing UK equity high performance pension fund mandates. Lansdowne has managed assets for the fund since 2003.


US Equity Fund

ADAGE CAPITAL MANAGEMENT, LP (Boston, MA). Robert Atchinson (managing director, portfolio manager, equity analyst) founded Adage in 2001. Prior to that, he was a senior vice president and portfolio manager (since 1985) of Harvard Management Company. Phillip Gross (managing director, research director, equity analyst) joined Adage in 2001. Prior to that, he was vice president, equity analyst, and portfolio manager (since 1983) at Harvard Management Company. Adage has managed assets for the fund since 2002.

--------------------------------------------------------------------------------
                   ADDITIONAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

The mutual funds' principal investment strategies and risks are described in this prospectus. The funds may also invest in other securities and are subject to additional risks and restrictions that are described in the Statement of Additional Information.

Fundamental Policies. The investment objective for each fund except the Government Bond Fund and certain investment policies and restrictions of all funds that are designated in this prospectus or in the Statement of Additional Information as "fundamental" may be changed only with the approval of the fund's members holding a majority of that fund's outstanding voting securities. Other investment policies and restrictions may be changed by the funds' board of directors without member approval. There can be no assurance that a fund will attain its investment objective.

Performance Goals. Performance benchmarks are not fundamental and may be changed without member approval upon notice to members. A fund's performance benchmark serves to monitor its success over a full market cycle. The performance of each fund, when compared to its specified benchmark, can be expected to vary from year to year. The funds attempt to attain their performance goals over a combination of rising and falling markets, not during a single rising or falling market or a defined time period (such as one year).

Temporary Defensive Strategies. The funds may temporarily depart from their normal investment policies -- for example, by investing substantially in cash reserves -- in response to adverse market, economic, political, or other conditions. In doing so, a fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

Short-Term Trading. The money managers may sell a security when they believe it is appropriate to do so. The Multi-Asset and Short-Term Funds may engage in active and frequent trading to achieve their investment objectives. A high rate of portfolio turnover (100% or more) could increase transaction costs, which could detract from the funds' performance.


--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |21|

--------------------------------------------------------------------------------
              ADDITIONAL INVESTMENT STRATEGIES AND RISKS concluded
--------------------------------------------------------------------------------


Commingled Investment Vehicles (CIVs). In order to achieve their investment objectives, the Multi-Asset, International Equity, and US Equity Funds invest in CIVs. As an investor in a CIV, a fund will bear its ratable share of expenses and will be subject to its share of the management and performance fees charged by the CIV. The incentive fees charged by CIVs may create an incentive for the manager of the CIV to make investments that are riskier or more speculative than those it might have made in the absence of an incentive fee. Because these fees are charged by the individual CIV, a fund may pay performance fees to a particular CIV even if the fund's overall return is negative. In addition, the manager of the CIV may face a conflict of interest in valuing a CIV's portfolio securities because their values could affect the manager's compensation. CIV fees and expenses are in addition to those disclosed under Fees and Annual Operating Expenses. CIV fees and expenses are reflected as a reduction in the funds' gross return.


Short Sales. The funds may engage in short sale transactions where a fund sells a security it does not own. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. Until a fund closes its short position or replaces the borrowed stock, the fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short or
(2) otherwise cover the fund's short position. A fund may not acquire short positions in the securities of a single issuer whose value exceeds 2% of the fund's total assets. A fund's investment performance will suffer if a security that it has sold short appreciates in value.

--------------------------------------------------------------------------------
                            PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

Account Application. An account application must be completed and submitted by each TIP member. Accompanying the completed application, members must also submit proof of their tax-exempt status from the IRS. Any organization admitted as a member of TIP that is subsequently determined to be ineligible will be asked to redeem all shares that it holds in all TIFF mutual funds.


Customer Identification Program. Federal law requires that the funds adopt an anti-money laundering compliance program which, among other things, includes procedures to obtain, verify, and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each member who seeks to open an account with the funds (the "customer identification program"). Account applications without the required information or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the funds. After accepting an account application, to the extent permitted by applicable law or the customer identification program, the funds reserve the right to (1) place limits on transactions in any account until the identity of the member is verified; (2) refuse an investment in the funds; or
(3) involuntarily redeem an member's shares and close an account in the event that the funds are unable to verify a member's identity. The funds and their agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares pursuant to the customer identification program.


Net Asset Value. The price at which a member purchases or redeems shares of a fund is equal to the net asset value ("NAV") per share of the fund as determined on the effective date of the purchase or redemption. The NAV is calculated by taking the total value of a fund's assets, subtracting the fund's liabilities, and dividing the result by the number of fund shares outstanding. This calculation is performed by the fund accounting agent, Investors Bank & Trust Company, as of the end of regular trading hours of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the days that the New York Stock Exchange, the Federal Reserve Bank of New York, the distributor, the administrator, the transfer agent, and the custodian are all open for business, which is typically Monday through Friday, except holidays ("business days"). Each fund's NAV is determined on the basis of market prices or, if no market price is readily available, fair value as determined by guidelines approved by the funds' board of directors. If the money manager believes that events occurring after the close of a foreign exchange have rendered the market quotations unreliable, a fund may use


--------------------------------------------------------------------------------
|22|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
                       PURCHASES AND REDEMPTIONS continued
--------------------------------------------------------------------------------

fair-value estimates instead. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. Foreign securities may trade in their primary markets on weekends or other days when the funds do not price their shares. Therefore, the value of a fund holding foreign securities may change on days when members are not able to buy or sell their shares.


Fees. Purchases and redemptions of shares in the funds include no sales charges. However, the Multi-Asset, International Equity, and US Equity Funds assess entry and exit fees as set forth in the section entitled Fees and Annual Operating Expenses. These fees are paid directly to the funds themselves and not to TAS or other fund service providers. They apply to initial investments in each fund and all subsequent purchases, exchanges, or redemptions but not to dividends, dividend reinvestments, or capital gains distributions. These entry and exit fees are designed to allocate transaction costs associated with purchases, exchanges, and redemptions of fund shares to members actually making such transactions, rather than to the funds' other members. These fees are deducted automatically from the amount invested or redeemed and cannot be paid separately. Entry and exit fees may be waived at TAS's discretion when the transaction will not result in significant costs for the affected fund (e.g., in-kind purchases and redemptions). Funds for purchases and redemptions are expected to be transferred via wire. TIP reserves the right to assess a processing fee for transactions funded by check.

Offering Dates, Times, and Prices. Each fund continuously offers fund shares, and purchases may be made on any business day. Fund shares may be purchased at each fund's NAV next determined after an order and payment are accepted and any applicable entry fee has been deducted. All purchases, except in-kind purchases, must be made in US dollars. The funds reserve the right to reject any purchase order. Share purchase orders are deemed accepted when TAS receives a completed account application and other required documents, and funds become available to TIP in TIP's account with the custodian as set forth below.

Investment Minimums. The minimum initial investment in each fund is $100,000 with the exception of the Short-Term Fund, which has a minimum initial investment of $50,000. The individual fund minimum may be waived if a member invests at least $750,000 in any combination of funds. The minimum for subsequent purchases is $5,000, which may be waived at TAS's discretion. Minimums may be waived for TAS employees.


Order and Payment Procedures. The following procedures apply to purchases of shares.

When Allowed            Purchases may be made on any business day.

Payment Procedure       Federal funds should be wired to the funds' custodian
                        and transfer agent, Investors Bank & Trust Company,
                        Boston, Massachusetts. (See wiring instructions below.)


Notification            A purchaser must call TAS at 434-817-8200 to inform TAS
                        of the incoming wire transfer and must clearly indicate which fund is to be purchased. If TAS receives federal funds prior to 4:00 p.m. Eastern time, the order will be effective on that day. If TAS receives notification after 4:00 p.m. Eastern time or if federal funds are not received by the transfer agent by 4:00 p.m. Eastern time, such purchase order shall be executed the next business day.


Converted Funds         Funds transferred by bank wire may or may not be
                        converted into federal funds the same day, depending on the time the funds are received and on the bank wiring the funds. If funds are not converted the same day, they will be converted the next business day.

Wiring Instructions

Bank                    Investors Bank & Trust Company
Address                 Boston, Massachusetts
ABA#                    011001438
Attention               Transfer Agent
Deposit Account         433334444
Further Credit          TIFF Investment Program
Member Name             Name of Member Organization

Redemption Procedures. The following procedures apply to redemptions of shares.


Type of Redemption      Full and fractional shares may be redeemed upon a
                        member's request, subject to a minimum transaction size of $5,000, which may be waived at TAS's discretion.


Who May Redeem          Only an authorized agent as designated on the member's
                        account application may request a redemption.


Notification            The member must inform TAS of the dollar or share amount
                        to be redeemed, the account to which the proceeds should be wired (as designated on the account application), and the member's name and account number.

Time of Notice          TAS must receive notice of redemption by 4:00 p.m.
                        Eastern time on any business day.


Late Notice             If the notice is received on a day that is not a
                        business day or after 4:00 p.m. Eastern time, it will be deemed received as of the next business day.


--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |23|

Proceeds Proceeds of redemptions will be wired to the account designated on the account application. In order to change this account either temporarily or permanently, TAS must receive new instructions in writing from an authorized person with the appropriate signature guarantee by a qualified financial institution.

Redemption Price        The redemption will be based on the NAV per share next
                        determined after receipt by TAS of proper notice.

Payment Payment, less any applicable exit fee, generally will be made on the business day following receipt of notice, but TAS reserves the right to delay payment for up to seven days.

Telephone Redemption Option. A member may request a redemption by calling TAS. TIP, TAS, or the transfer agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. TAS will take reasonable steps to ensure that telephone instructions are legitimate. TIP, TAS, or the transfer agent may require personal identification codes. TAS will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. No bank instruction changes will be accepted via telephone.

Potential In-Kind Redemptions. The funds reserve the right to redeem in kind, in readily marketable securities, any redemption request by a member if the aggregate market value of the shares being redeemed by that member during any 90-day period exceeds the lesser of $250,000 or 1% of the fund's NAV during such period. In-kind redemptions entail the distribution to a redeeming member of readily marketable securities held by the fund whose shares it seeks to redeem, selected by TAS in its discretion, as opposed to the cash distributions normally made to redeeming members.

Exchange Privilege. One fund's shares may be exchanged for shares of any other of the funds based on the respective NAV of the shares involved in the exchange. An exchange order is considered a redemption followed by a purchase for tax purposes and for purposes of assessing entry and exit fees. Members wishing to make exchange requests should contact TAS.

Wire Transfer Instructions. A member's bank may impose its own processing fee for outgoing wires (in connection with purchases of fund shares) or incoming wires (in connection with redemptions of fund shares). A member's authorized agent may change the account designated to receive redemption proceeds at any time by written request to TAS with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by TAS.

Accounts with Low Balances. If the value of a member's total account with the funds falls below $25,000 as a result of share redemptions, TAS may send a notice asking the member to restore the account to $25,000 or to close it. If the member does not take action within 100 days, TAS may redeem the member's shares and send the proceeds to the member.


--------------------------------------------------------------------------------
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


Intended Distribution Schedule. Each fund intends to distribute to its members substantially all of its net investment income and its net realized long-term and short-term capital gains. Net investment income includes dividends, interest, and other ordinary income, net of expenses. In addition, pursuant to its managed distribution policy, the Multi-Asset Fund may make distributions that are ultimately characterized as return of capital. The intended payment schedules are summarized in the table at right.


In order to satisfy certain distribution requirements, a fund may declare special year-end dividends and capital gains distributions, typically during October, November, or December, to members of record in such month. Such distributions, if paid to members by January 31 of the following calendar year, are deemed to have been paid by a fund and received by members on December 31 of the year in which they were declared. TIP will seek to provide to members as much notice as possible regarding the timing of all distributions. If it is determined that the Government Bond Fund and the Short-Term Fund have met their annual distribution requirements in the first 11 months of the year, they will not make a distribution in December.


--------------------------------------------------------------------------------
                    MAF           IEF          USEF          GBF          STF
DIVIDENDS

Declared         Quarterly       Semi-      Quarterly      Monthly      Monthly
                               Annually

Reinvested        Mar/Jun      Jul/Dec       Apr/Jul/        Last         Last
                  Sep/Dec                    Oct/Dec       Business     Business
                                                             Day          Day

Paid              Mar/Jun      Jul/Dec       Apr/Jul/       First        First
                  Sep/Dec                    Oct/Dec       Business     Business
                                                             Day          Day

CAPITAL GAINS

Declared         Annually      Annually     Annually       Annually     Annually
Reinvested         Dec           Dec          Dec            Dec          Dec
Paid               Dec           Dec          Dec            Dec          Dec
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
|24|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
                      DIVIDENDS AND DISTRIBUTIONS concluded
--------------------------------------------------------------------------------


Distribution Options. Dividends and capital gains may be reinvested in additional shares of the same fund or a different TIFF mutual fund at the NAV on the date of reinvestment. Alternatively, dividends and capital gains may be paid in cash. Members are asked to designate their distribution option on their account application. Dividends and capital gains will be automatically reinvested unless a member indicates otherwise on the account application. Members may change their election by writing to TAS by the record date of the applicable distribution.


Additional Redemption Options. Members wishing to adopt a fixed dollar amount or percentage distribution should contact TAS to arrange for such specific distributions.

Tax-Related Warning to Private Foundations. If a private foundation subject to excise taxation purchases shares shortly before a distribution of dividends or capital gains, a portion of its investment will be classified as a taxable distribution when the distribution is made, regardless of whether distributions are reinvested or paid in cash.

--------------------------------------------------------------------------------
                               TAX CONSIDERATIONS
--------------------------------------------------------------------------------


Because all members (except TAS employees) of the TIFF mutual funds are tax-exempt organizations, they are not subject to federal income taxation on distributions from the funds or on sales or exchanges of shares of the funds. TAS employees should consult the Statement of Additional Information for information relating to the tax consequences of their investment in the funds.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights tables are intended to help members understand the funds' financial performance for the period of each fund's operations. Certain information reflects financial results for a single share of a fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a given fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included along with the funds' financial statements in the Annual Report (available upon request). Because the Government Bond Fund commenced operations in 2003, no financial highlights are available for this fund prior to December 31, 2003.

TIFF MULTI-ASSET FUND


                                                                            YEAR         YEAR        YEAR        YEAR        YEAR
                                                                            ENDED        ENDED       ENDED       ENDED       ENDED
                                                                          12/31/03     12/31/02    12/31/01    12/31/00    12/31/99
For a share outstanding throughout each year
Net asset value, beginning of year                                          $10.61       $11.59      $12.18      $13.41      $11.42
                                                                            ------       ------      ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                         0.21         0.20        0.17        0.23        0.22
Net realized and unrealized gain (loss) on investments*                       2.57        (0.96)      (0.59)       0.04        2.30
                                                                            ------       ------      ------      ------      ------
Total from investment operations                                              2.78        (0.76)      (0.42)       0.27        2.52
                                                                            ------       ------      ------      ------      ------

LESS DISTRIBUTIONS FROM
Net investment income                                                        (0.22)       (0.24)      (0.17)      (0.28)      (0.50)
Net realized gains                                                              --           --       (0.01)      (1.24)      (0.07)
                                                                            ------       ------      ------      ------      ------
Total distributions                                                          (0.22)       (0.24)      (0.18)      (1.52)      (0.57)
                                                                            ------       ------      ------      ------      ------
Entry/exit fee per share                                                      0.02         0.02        0.01        0.02        0.04
                                                                            ------       ------      ------      ------      ------
Net asset value, end of year                                                $13.19       $10.61      $11.59      $12.18      $13.41
                                                                            ======       ======      ======      ======      ======
TOTAL RETURN (a)                                                             26.65%       (6.33%)     (3.34%)      2.39%      22.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                            $422,162     $250,536    $208,441    $215,035    $238,644
Ratio of expenses to average net assets, exclusive of interest expense        0.70%        0.76%       0.97%       0.94%       0.57%
Ratio of expenses to average net assets, inclusive of interest expense        0.73%          --          --          --          --
Ratio of net investment income to average net assets                          1.59%        1.44%       1.42%       1.67%       2.20%
Portfolio turnover                                                          116.53%      128.81%     139.64%     156.15%     154.49%


(a) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a shareholder's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the shareholder.
*   Including foreign currency-related transactions.


--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |25|

--------------------------------------------------------------------------------
                         FINANCIAL HIGHLIGHTS continued
--------------------------------------------------------------------------------

TIFF INTERNATIONAL EQUITY FUND


                                                                        YEAR          YEAR         YEAR         YEAR         YEAR
                                                                        ENDED         ENDED        ENDED        ENDED        ENDED
                                                                      12/31/03      12/31/02     12/31/01     12/31/00     12/31/99
For a share outstanding throughout each year
Net asset value, beginning of year                                       $8.02         $9.09       $11.25       $13.58       $11.17
                                                                        ------        ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                     0.16          0.06         0.07         0.12         0.13
Net realized and unrealized gain (loss) on investments*                   3.13         (1.08)       (2.05)       (1.74)        3.93
                                                                        ------        ------       ------       ------       ------
Total from investment operations                                          3.29         (1.02)       (1.98)       (1.62)        4.06
                                                                        ------        ------       ------       ------       ------
LESS DISTRIBUTIONS FROM
Net investment income                                                    (0.15)        (0.05)       (0.03)       (0.08)       (0.13)
Net realized gains                                                          --            --        (0.12)       (0.65)       (1.54)
Return of capital                                                           --            --        (0.04)          --           --
                                                                        ------        ------       ------       ------       ------
Total distributions                                                      (0.15)        (0.05)       (0.19)       (0.73)       (1.67)
                                                                        ------        ------       ------       ------       ------
Entry/exit fee per share                                                    --#           --#        0.01         0.02         0.02
                                                                        ------        ------       ------       ------       ------
Net asset value, end of year                                            $11.16         $8.02        $9.09       $11.25       $13.58
                                                                        ======        ======       ======       ======       ======
TOTAL RETURN (a)                                                         41.33%       (11.24%)     (17.49%)     (11.66%)      37.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                        $168,607      $123,219     $142,396     $181,110     $246,429
Ratio of expenses to average net assets                                   1.17%         1.38%        1.40%        1.16%        1.00%
Ratio of net investment income to average net assets                      1.41%         0.67%        0.68%        0.99%        1.32%
Portfolio turnover                                                       48.98%        48.07%       54.96%       62.04%       28.33%

(a) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a shareholder's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the shareholder.
*   Including foreign currency-related transactions.
#   Rounds to less than $0.01.

TIFF US EQUITY FUND

                                                                        YEAR          YEAR         YEAR         YEAR         YEAR
                                                                        ENDED         ENDED        ENDED        ENDED        ENDED
                                                                      12/31/03      12/31/02     12/31/01     12/31/00     12/31/99
For a share outstanding throughout each year
Net asset value, beginning of year                                       $9.59        $12.08       $12.96       $15.78       $15.62
                                                                        ------        ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                     0.02            --#        0.01         0.12         0.09
Net realized and unrealized gain (loss) on investments                    3.36         (2.49)       (0.85)       (0.61)        2.70
                                                                        ------        ------       ------       ------       ------
Total from investment operations                                          3.38         (2.49)       (0.84)       (0.49)        2.79
                                                                        ------        ------       ------       ------       ------
LESS DISTRIBUTIONS FROM
Net investment income                                                    (0.02)           --        (0.03)       (0.10)       (0.43)
Net realized gains                                                          --            --           --        (2.24)       (2.21)
Return of capital                                                           --            --        (0.01)          --           --
                                                                        ------        ------       ------       ------       ------
Total distributions                                                      (0.02)           --        (0.04)       (2.34)       (2.64)
                                                                        ------        ------       ------       ------       ------
Entry/exit fee per share                                                    --#           --#          --#        0.01         0.01
                                                                        ------        ------       ------       ------       ------
Net asset value, end of year                                            $12.95         $9.59       $12.08       $12.96       $15.78
                                                                        ======        ======       ======       ======       ======
TOTAL RETURN (a)                                                         35.24%       (20.61%)      (6.51%)      (2.67%)      18.89%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                        $232,498      $174,477     $217,578     $242,806     $280,853
Ratio of expenses to average net assets                                   0.85%         1.22%        1.28%        0.79%        0.67%
Ratio of net investment income to average net assets                      0.19%           --#        0.07%        0.82%        0.68%
Portfolio turnover                                                       60.32%        60.45%      103.40%       88.20%       73.59%


(a) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a shareholder's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the shareholder.
#   Rounds to less than 0.01% or $0.01 as applicable.


--------------------------------------------------------------------------------
|26|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
                         FINANCIAL HIGHLIGHTS concluded
--------------------------------------------------------------------------------

TIFF GOVERNMENT BOND FUND


                                                                                                                          PERIOD
                                                                                                                           ENDED
                                                                                                                         12/31/03+
For a share outstanding throughout each period
Net asset value, beginning of period                                                                                       10.00
                                                                                                                           -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                                                                       0.29
Net realized and unrealized (loss) on investments                                                                          (0.27)
                                                                                                                           -----
Total from investment operations                                                                                            0.02
                                                                                                                           -----
LESS DISTRIBUTIONS FROM
Net investment income                                                                                                      (0.30)
                                                                                                                           -----
Net asset value, end of period                                                                                             $9.72
                                                                                                                           =====
TOTAL RETURN (a)                                                                                                            0.20%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                                                                           $37,911
Ratio of expenses to average net assets, exclusive of interest expense                                                      0.46%(b)
Ratio of expenses to average net assets, inclusive of interest expense                                                      0.99%(b)
Ratio of expenses to average net assets before expense waivers, inclusive of interest expense                               1.05%(b)
Ratio of net investment income to average net assets                                                                        3.93%(b)
Portfolio turnover                                                                                                        322.22%(c)

(a) Total return assumes dividend reinvestment and would have been lower had certain expenses not been waived.
(b) Annualized.
(c) Not annualized.
+   Fund commenced operations on March 31, 2003.

TIFF SHORT-TERM FUND

                                                                        YEAR          YEAR         YEAR         YEAR         YEAR
                                                                        ENDED         ENDED        ENDED        ENDED        ENDED
                                                                      12/31/03      12/31/02     12/31/01     12/31/00     12/31/99
For a share outstanding throughout each year
Net asset value, beginning of year                                       $9.97        $10.02       $10.00        $9.94        $9.97
                                                                        ------        ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                     0.16          0.24         0.47         0.60         0.52
Net realized and unrealized gain (loss) on investments                   (0.07)        (0.03)        0.04         0.06        (0.03)
                                                                        ------        ------       ------       ------       ------
Total from investment operations                                          0.09          0.21         0.51         0.66         0.49
                                                                        ------        ------       ------       ------       ------
LESS DISTRIBUTIONS FROM
Net investment income                                                    (0.23)        (0.24)       (0.47)       (0.60)       (0.52)
Net realized gains                                                          --            --        (0.02)          --           --
Return of capital                                                           --         (0.02)       (0.00)#         --           --
                                                                        ------        ------       ------       ------       ------
Total distributions                                                      (0.23)        (0.26)       (0.49)       (0.60)       (0.52)
                                                                        ------        ------       ------       ------       ------
Net asset value, end of year                                              9.83         $9.97       $10.02       $10.00        $9.94
                                                                        ======        ======       ======       ======       ======
TOTAL RETURN (a)                                                          0.88%         2.11%        5.29%        6.86%        4.93%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                        $128,660      $171,209      $93,882      $76,835      $89,756
Ratio of expenses to average net assets                                   0.35%         0.35%        0.35%        0.35%        0.35%
Ratio of expenses to average net assets before expense waivers            0.39%         0.38%        0.40%        0.43%        0.45%
Ratio of net investment income to average net assets                      1.76%         2.30%        4.75%        6.07%        5.14%
Portfolio turnover                                                      288.22%        87.15%      145.69%      267.48%       38.80%


(a) Total return assumes dividend reinvestment and would have been lower had certain expenses not been waived.
#   Rounds to less than $0.01.


--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2004  |27|

--------------------------------------------------------------------------------
                               FURTHER INFORMATION
--------------------------------------------------------------------------------


This prospectus sets forth concisely the information about the funds that a prospective member should know before investing. This prospectus should be read carefully and retained for future reference. Additional information is contained in the Statement of Additional Information ("SAI") dated April 30, 2004, as amended and supplemented from time to time, which has been filed with the Securities and Exchange Commission. The SAI is incorporated herein by reference. Further information about the funds' investments is also available in the TIP annual and semi-annual reports to members. The funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the funds' performances during the last fiscal year. The SAI, annual, and semi-annual reports are available without charge by contacting TIFF by mail, fax, or email using the contact information below, or by phone at 800-984-0084.


Information about the funds (including the prospectus and SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (for information, call 202-942-8090). Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov, with copies of this information available upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

             -------------------------------------------------------------------

             [LOGO] THE INVESTMENT FUND FOR FOUNDATIONS
                    Enhancing the investment returns of non-profit organizations

                    590 Peter Jefferson Parkway, Suite 250
                    Charlottesville, Virginia 22911
                    Phone:                                          434-817-8200
                    Fax:                                            434-817-8231
                    Website:                                        www.tiff.org

                    Electronic mail inquiries:
                    Services offered by TIFF:                      info@tiff.org
                    Member-specific account data:        memberservices@tiff.org
                    Manager selection procedures:              managers@tiff.org

                    For further information about any of TIFF's services, please contact TIFF at the coordinates furnished above. The funds are distributed by Quasar Distributors, LLC.

             -------------------------------------------------------------------

SEC File Number 811-8234


--------------------------------------------------------------------------------
|28|  April 30, 2004  -  TIP Prospectus                                   [LOGO]

[LOGO]    TIP STATEMENT OF ADDITIONAL INFORMATION

          TIFF INVESTMENT PROGRAM, INC.                           April 30, 2004

--------------------------------------------------------------------------------
                                TIFF MUTUAL FUNDS
--------------------------------------------------------------------------------

TIFF Multi-Asset Fund                     Available through
TIFF International Equity Fund            TIFF Advisory Services, Inc.
TIFF US Equity Fund                       590 Peter Jefferson Parkway, Suite 250
TIFF Government Bond Fund                 Charlottesville, VA 22911
TIFF Short-Term Fund                      o  Phone                  434-817-8200
                                          o  Fax                    434-817-8231
                                          o  Email                 info@tiff.org
                                          o  Website                www.tiff.org

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------


TIFF Investment Program, Inc. ("TIP") is a no-load, open-end management investment company that seeks to improve the net investment returns of its members by making available to them a series of investment vehicles, each with its own investment objectives and policies. The funds are available to 501(c)(3) organizations. The funds and their investment advisor, TIFF Advisory Services, Inc. ("TAS"), were organized by a nationwide network of private and community foundations. TAS is responsible for allocating fund assets among these money managers and selecting money managers for each fund, subject to the approval of TIP's board of directors.

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the TIP prospectus dated April 30, 2004, as amended and supplemented from time to time (the "prospectus"), which has been filed with the Securities and Exchange Commission ("SEC") and which is incorporated herein by reference. The prospectus can be obtained without charge by writing or calling TAS at the address and telephone number provided above.

The funds' audited Financial Statements, including the Financial Highlights, for the period ended December 31, 2003, appearing in the Annual Report to members and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein are incorporated by reference in this SAI. The Annual Report will be delivered to members without charge upon request.


--------------------------------------------------------------------------------
                                    CONTENTS
--------------------------------------------------------------------------------


Organization of TIP .........................................................  2
Origin of TIP ...............................................................  2
Suitability of TIFF Mutual Funds ............................................  2
Supplemental Discussion of Fund Management
  and Administration ........................................................  6
Performance-Based Fees for Money Managers ................................... 12
Control Persons and Principal Holders of Securities ......................... 14
Distribution of TIFF Mutual Funds ........................................... 15
Supplemental Discussion of Purchases,
  Exchanges, and Redemptions ................................................ 15
Supplemental Discussion of Investment Objectives,
  Policies, and Restrictions ................................................ 16
Policy Implementation and Risks ............................................. 18
Brokerage Direction and Other Practices ..................................... 36
Tax Considerations .......................................................... 37
Member Information .......................................................... 40
Calculation of Performance Data ............................................. 41
Determination of Net Asset Value ............................................ 41
Additional Service Providers ................................................ 42
Financial Statements ........................................................ 42

Appendix A: Description of Indices .......................................... 43
Appendix B: Quality Rating Descriptions ..................................... 47
Appendix C: Service Provider Profiles ....................................... 49
Appendix D: Proxy Voting Policies and Procedures ............................ 52
Appendix E: Permitted Investment Strategies
  and Investment Types ...................................................... 53

--------------------------------------------------------------------------------
                              ORGANIZATION OF TIP
--------------------------------------------------------------------------------


TIP was incorporated under Maryland law on December 23, 1993 as an open-end management investment company. The authorized capital stock of TIP consists of 5,500,000,000 shares with $.001 par value. TIP consists of five funds: TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF US Equity Fund, TIFF Government Bond Fund, and TIFF Short-Term Fund. Shares of each fund have equal voting rights. Members have one vote for each dollar of net asset value they hold. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the member. Shares have no preemptive or conversion rights.


The shares of TIP possess non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining percentage (less than 50%) of shares voting for the election of directors will not be able to elect any person or persons to the board of directors.


TIP's Articles of Incorporation permit new series of shares evidencing new funds with divergent investment objectives, policies, and restrictions. Any issuances to shares of new funds, in the future, would be governed by the Investment Company Act of 1940, as amended, and Maryland law. None of the funds shall be liable for the obligations of any other fund.


--------------------------------------------------------------------------------
                                 ORIGIN OF TIP
--------------------------------------------------------------------------------


RESOURCES NEEDED TO INVEST EFFECTIVELY. TIP is the outgrowth of several years of research into the need for a foundation investment cooperative, including extensive studies on foundation investment practices by The Investment Fund for Foundations ("TIFF"), doing business as TIFF Education Foundation ("TEF"). These studies suggest that many of America's non-profit organizations lack the resources needed to earn superior net investment returns. The necessary resources include:


1. an asset base sufficient to diversify across asset classes and investment styles in an economic manner,

2. staff and trustees with the time and expertise needed to select outstanding money managers and monitor and adjust manager and asset class weights, and

3. the bargaining power and skills needed to strike attractive fee arrangements with money managers, custodians, accountants, lawyers, and other service providers.


In furtherance of its mission to enhance the investment returns of non-profit organizations, TIFF helped form TIP (the mutual fund series) and TAS (the registered investment advisor). Collectively, TIFF, TIP, and TAS are referred to as the "cooperative." Investing through TIP enables governing boards to delegate responsibility for time-intensive tasks (e.g., service provider selection and evaluation and fee negotiations), thus providing them with more time to devote to the sensitive and supremely important task of formulating appropriate asset allocation guidelines.


--------------------------------------------------------------------------------
                        SUITABILITY OF TIFF MUTUAL FUNDS
--------------------------------------------------------------------------------


MANAGER SELECTION. The money management firms selected by TAS on behalf of TIP are all managed by experienced investment professionals. TAS has extensive experience performing its assigned functions, as do the principals and supporting staff of all outside service providers employed by TIP.

CHANGING EXISTING INVESTMENT MANAGEMENT ARRANGEMENTS. Changing investment management practices is almost always costly. It can also be painfully time-consuming, especially when long-standing relationships must be disrupted. For these reasons, change for its own sake should be avoided. At the same time, foundation fiduciaries should recognize that investment markets and the vast universe of service providers that furnish investment-related services to foundations are highly dynamic. They are so dynamic that the uncertain but very real costs of not changing settled practices sometimes can exceed the known costs of steering a different course. This is especially true with respect to the difficult and time-consuming task of selecting superior money managers. Due to the very powerful mean-reverting tendencies of investment markets -- the tendency for the performance of a manager (or investment style) generating superior returns over a given time period to regress to the mean of all managers over future time periods -- sticking with a proven winner can, paradoxically, be very perilous



--------------------------------------------------------------------------------
|2|  April 30, 2004  -  TIP SAI                                           [LOGO]

--------------------------------------------------------------------------------
                   SUITABILITY OF TIFF MUTUAL FUNDS continued
--------------------------------------------------------------------------------

unless the successful organization is itself committed to the task of continually reviewing and revising its own working assumptions, strategies, and tactics.


One of the chief reasons TIP was created was to permit foundation trustees, who often lack the time or expertise to monitor continually the rapid evolution of markets and managers, to delegate this task to a group of investment professionals (the trustees, directors, and officers of TIFF, TIP, and TAS, henceforth referred to collectively as the cooperative's "trustees") who have significant experience investing foundation assets.


ACTIVE VS. PASSIVE INVESTMENT APPROACHES. While conceding that few professional money managers can accurately and consistently forecast major highs or lows in financial markets, the trustees believe that some money managers are indeed able to pursue superior returns within selected asset classes and investment sectors. By combining in a prudent manner investment approaches appropriate to a given asset class, and then selecting money managers based on their proven ability to implement successfully such approaches, a foundation potentially can enhance its long-term investment returns.


MULTI-ASSET FUND. The TIFF Multi-Asset Fund is TIP's response to requests from many foundations for assistance with asset allocation. Asset allocation is critically important because the longer money is put to work the wider the gap grows between returns on individual asset classes. For truly long-term investors, these differences between asset class returns dwarf differences in returns attributable to manager selection, fee negotiations, or other investment-related tasks that TIP performs on behalf of its members. All of the funds enable members to delegate to TIP responsibility for the time-intensive tasks of selecting and monitoring money managers and other service providers. The Multi-Asset Fund goes beyond this by providing governing boards with an opportunity also to delegate to TIP responsibility for determining which asset classes to hold and in what proportions to hold them.


Return Objective that Reflects Foundations' Spending Rates. The Multi-Asset Fund's return objective is to provide a solution to the principal investment problem confronting most grantmaking foundations: how to preserve the purchasing power of their endowments while simultaneously distributing about five percent of their assets annually. Congress decided in 1969 to compel private foundations to distribute annually at least five percent of their assets. However, studies of capital market history show that the goal of preserving fund purchasing power while simultaneously withdrawing five percent per annum is ambitious indeed. For example, to earn a five percent real return over the time period 1926-December 2000, a foundation investing solely in domestic stocks and bonds on a buy-and-hold basis would have had to maintain at least an 80% commitment to stocks. Foundations that distribute more than five percent of their assets annually must recognize that even highly aggressive investment programs are unlikely to produce real (inflation-adjusted) returns sufficient to maintain fund purchasing power in the face of such high withdrawal rates unless new gifts flow into the foundation.


Based on their own study of capital market history, the trustees have concluded that the achievement of five percent or higher real returns presupposes a willingness to invest in risky (i.e., volatile) assets. The Multi-Asset Fund's return objective is to produce an adequate (i.e., five percent or higher) real return for participating foundations in as consistent a manner as possible -- not every quarter or even every year, given the volatile nature of capital markets but with sufficient consistency over multi-year time periods to induce member foundations to "stay the course." That is, foundations should be willing to adopt asset allocation policies that comport better with their long-term goal of preserving fund purchasing power than do policies that place more emphasis on controlling short-term price fluctuations.


Difficulty of Maintaining All-Equity Portfolios. The trustees recognized that an all-equity portfolio would not fulfill the asset allocation needs of grantmaking foundations in at least two important respects. First, many governing boards cannot withstand the downside risks inherent in all-equity portfolios, even those that are invested on a truly global basis. Second, even if boards have the discipline needed to maintain all-equity portfolios during periods when stock prices are falling sharply, spending needs may leave them with no choice but to sell equities at very depressed prices. For these reasons, the trustees elected to include in the fund's asset mix securities that have the potential to cushion price declines in economic environments that are especially inhospitable to equities, i.e., deflation or very high rates of unanticipated inflation. These securities are held primarily in the "volatility control" segments of the fund and include resource-related equities, conventional bonds, inflation-linked bonds, and cash equivalents. It is important to note that securities held in the volatility control segment of the fund can themselves be quite volatile: the term "volatility control" denotes such securities' potential to cushion losses experienced in the "total return" segments of the fund.

Unique Deflation-Hedging Role of Bonds. The fund's 8% "normal" allocation to conventional bonds reflects the trustees' judgment that such bond holdings could prove uniquely useful in a deflationary environment like the 1930s when trustees would otherwise be forced to sell stocks at depressed prices to meet annual spending needs. To provide adequate deflation-hedging protection, a bond portfolio must emphasize intermediate or longer maturity,


--------------------------------------------------------------------------------
[LOGO]                                           TIP SAI  -  April 30, 2004  |3|

--------------------------------------------------------------------------------
                   SUITABILITY OF TIFF MUTUAL FUNDS continued
--------------------------------------------------------------------------------

high quality, non-callable bonds -- an imperative that is reflected in the benchmarks against which the fund's bond commitments are measured.


The Need for a Hedge against High Rates of Unanticipated Inflation. Similarly, the fund's 7% "normal" allocation to a portfolio emphasizing natural resource-related equities reflects the trustees' judgment that such stock holdings could prove uniquely useful in a highly inflationary environment like the 1970s when many stocks outside the resource-related sector produced sharply negative inflation-adjusted returns. Also, 13% of the fund is "normally" allocated to inflation-linked bonds. Like resource-related equities, inflation-linked bonds serve as a hedge against very high inflation.


Potential Value-Added from Active Management. In determining which asset classes and strategies the fund should employ for total return -- as distinct from hedging -- purposes, the trustees sought to avoid a mistake common to many investment programs. That is, in allocating assets among asset classes, many investors use expected returns, which assume that all assets will be managed passively (i.e., indexed), even though they themselves intend to rely heavily on active managers. Mindful that certain TIFF mutual funds employ primarily active management techniques, the trustees considered carefully the extent to which active managers could potentially add value (net of fees and trading costs) to each asset class that the Multi-Asset Fund might hold. The Multi-Asset Fund itself relies on active managers, which is the chief reason that the Multi-Asset Fund's guidelines emphasize foreign (and especially emerging) stock markets to a greater extent than do the guidelines employed by most US-based institutions at present and opportunistic total return strategies such as global risk arbitrage and distressed securities investing.

Perceived Inefficiency of Foreign Stock Markets. The trustees believe that foreign stock markets are less efficient than the US stock market in a valuation sense and are likely to remain so for some time. This perception creates a presumption on their part that carefully selected active managers can produce higher excess returns investing in foreign stocks than they can when investing in US stocks. The assumption that active management will produce higher excess returns (net of fees and trading costs) in foreign markets justifies a heavier commitment to foreign stocks than the modest allocations maintained by many US-based investors.

Potential Risk Reduction from Investing in Assets with Low Return Correlations. The chief reason the trustees endorse the use of "non-traditional" or "alternative" assets such as foreign stocks and opportunistic total return portfolios is their perceived potential for attractive returns through active management. The case for including these allocations is reinforced by the tendency of returns on these non-traditional investments to be imperfectly (or, in some cases, negatively) correlated with returns on domestic stocks. Occasions can arise when foreign stocks (whether developed or emerging), global risk arbitrage portfolios, distressed securities, and other investments that the fund might hold strictly for total return purposes, will join domestic stocks in producing negative returns. However, this unfortunate fact does not undermine the fundamental soundness of a diversified approach to long-term asset allocation. As long as investments held by the fund as domestic equity substitutes generate long-term returns at least equal to those expected from domestic stocks, the general tendency of such investments to rise and fall at different times than domestic stocks creates opportunities to enhance the fund's long-term returns. This may be achieved through periodic rebalancing of the fund's asset class weights back to more normal percentages. The supposition here is that market movements will periodically cause such weights to differ from whatever initial "norms" the trustees might establish. Through a combination of manager-induced and board-induced rebalancing moves, the fund can potentially benefit from the inherent volatility of the assets and strategies it employs. As perhaps the most comprehensive study of this phenomenon concludes, "disciplined rebalancing can boost returns as much as a fairly large shift in the policy mix itself" (Arnott and Lovell, 1992).

Determining Asset Class Ranges. The Multi-Asset Fund's asset class ranges were arrived at using a combination of resources, including computer simulations quantifying the damage to long-term returns of forced sales of stocks at depressed prices under the "disaster" scenarios described above (deflation and very high rates of unanticipated inflation) as well as other qualitatively driven analyses of the risk tolerance of foundation governing boards and their capacity to reduce budgeted grant outlays (consistent with legally mandated payout requirements) during periods when common stock prices are falling sharply. While appreciative of the advantages of purely statistical approaches to asset allocation, the trustees recognize that such approaches can and often do attempt to achieve a false precision. The fund's asset allocation guidelines therefore reflect qualitative as well as quantitative judgments about asset class weights best suited to the long-term needs of member foundations.

Statistical Justification of Fund's Guidelines. The cooperative does not provide statistical justification of the fund's guidelines for several reasons. First, even very long-term studies of the risk and return characteristics of asset classes and investment strategies are highly sensitive to starting and ending dates. An attempt to depict how a hypothetical portfolio managed in accordance with the fund's guidelines would have performed over time could prove misleading.


--------------------------------------------------------------------------------
|4|  April 30, 2004  -  TIP SAI                                           [LOGO]

--------------------------------------------------------------------------------
                   SUITABILITY OF TIFF MUTUAL FUNDS concluded
--------------------------------------------------------------------------------

Second, some of the asset classes and strategies that the fund employs have relatively short histories (e.g., emerging market stocks, for which reliable return series extend back to just 1987). This compounds the problem of time-period sensitivity just mentioned, especially with respect to that portion of the fund allocated to opportunistic equity strategies, such as global risk arbitrage, that seek to outperform absolute return benchmarks (e.g., US Treasury bills plus five percent).

Third, many governing boards seek TIFF's assistance in formulating asset allocation guidelines precisely because of their concern for lack of time and expertise. Burdening such trustee groups with quantitative justifications of the fund's guidelines would contravene their stated wishes and could also provide a false sense of security that the fund will produce superior risk-adjusted returns relative to more conventional asset mixes comprising only domestic stocks and bonds. While the fund has the potential to outperform other asset mixes, there is no assurance that it will do so, and the fund could potentially underperform more conventional asset mixes in certain market environments (e.g., when foreign stocks are underperforming their domestic equivalents). While TIP's decision to employ such strategies bespeaks its judgment that capital markets will continue to provide opportunities for the money managers within such segments to generate satisfactory absolute returns, there is no assurance that they will do so. Prospective investors must not extrapolate past results into the future.

Fund's Suitability for Foundations with "Conservative" Boards. Whether the fund is suitable for a foundation that favors conservative investment policies depends on one's definition of "conservative." Many investors who describe themselves as "conservative" pursue strategies that in fact entail the risk of large losses, especially to the ravages of inflation. Examples include:

1. Investors willing to own only short-term US Treasury bills, which provide safety of principal but which have historically generated less than one-fifth of the real returns needed to preserve the long-term purchasing power of funds with withdrawal rates of five percent per annum;

2. Investors willing to own only very high grade bonds, which provide safety of principal if held to maturity but can produce large interim losses if interest rates spike upward; and

3. Investors willing to own only the highest quality (i.e., "safest") stocks, such as IBM in 1987 ($175 per share versus less than $50 per share just five years later) or Philip Morris in 1992 ($86 per share versus $49 per share less than one year later).

When scrutinized, the investment policies of many so-called "conservative" investors are in fact not conducive to wealth preservation -- certainly not after adjusting for inflation. A more apt label for such policies would be "conventional."

The trustees believe that the most relevant measure of conservatism for foundation investors is not how closely their investment policies comport with traditional norms but rather how effective such policies are in maintaining fund purchasing power within acceptable volatility constraints. Diversifying among many asset classes, strategies, and money managers can be a powerful means of improving the return-to-risk ratio of an investment program. For this reason, most of the institutional funds represented on the cooperative's boards make extensive use of assets other than domestic stocks and bonds and strategies other than conventional long-only approaches.


Managed Distribution Policy. In order to help foundations meet their annual payout requirements without having to redeem shares (and thereby incur exit fees), the fund has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of its net assets in the form of dividends each year.

The fund's quarterly distributions are free of exit fees, and members receiving such distributions can, if they wish, reinvest the monies in the fund without paying entry (or more precisely, re-entry fees). To the extent that the fund's net income is not sufficient to produce distributions that equal or exceed 5% annually, the fund will undertake, on a best efforts basis, to declare additional distributions. It is likely that the fund's tax advisor will characterize a portion of these additional distributions as return of capital for tax purposes. Restrictions on the ability to make multiple long term capital gain distributions within a year may affect the timing of the fund's distributions.

THE COOPERATIVE'S BOARDS. The boards of TIFF, TIP, and TAS comprise individuals with considerable investment and operations expertise as well as experience managing the endowments of non-profit organizations. Given the highly dynamic character of financial markets, it is important that decisionmaking at all levels be as streamlined as possible while simultaneously keeping all trustees fully informed. To fulfill both imperatives, the boards of TIFF, TIP, and TAS will occasionally hold joint meetings. However, the independence of each board is strictly maintained. For example, to ensure that the cooperative complies with laws discouraging direct control of the affairs of regulated investment companies by the entities that sponsor them, TAS board members cannot occupy more than 49% of the seats on TIP's board of directors. The following is a list of the board members of and the principal officers of TIP.



--------------------------------------------------------------------------------
[LOGO]                                           TIP SAI  -  April 30, 2004  |5|

--------------------------------------------------------------------------------
         SUPPLEMENTAL DISCUSSION OF FUND MANAGEMENT AND ADMINISTRATION
--------------------------------------------------------------------------------


DIRECTORS AND OFFICERS OF TIP. Overall responsibility for management and supervision of TIP rests with TIP's board of directors. The directors approve all significant agreements between TIP and the entities that provide services to TIP. The following directors and officers oversee all five funds comprising TIP. None of the directors have a beneficial interest in the funds.

                                                                                 INCEPTION OF
                                                                NUMBER OF        SERVICE TERM
                                                                PORTFOLIOS IN    EXPIRATION*
NAME (AGE)                                POSITION              FUND COMPLEX     ELIGIBILITY       PRINCIPAL         OTHER
ADDRESS                                   WITH TIP              OVERSEEN         EXPIRATION        OCCUPATION**      DIRECTORSHIPS
Independent Directors

Suzanne Brenner (46)                      Director                    5          June 2003         senior            none
Associate Treasurer and                                                          June 2006         investment
  Senior Investment Officer                                                      June 2012         officer
The Metropolitan Museum of Art
1000 Fifth Avenue
New York, NY 10028

Harry N. Hoffman III (47)                 Director                    5          September 2001    chief             none
Mayo Foundation                                                                  June 2004         investment
Treasury Services                                                                June 2010         officer
200 First Street SW
Rochester, MN 55905

Sheryl L. Johns (46)                      Director                    5          April 1996        chief             none
Houston Endowment Inc.                                                           June 2006         financial
600 Travis, Suite 6400                                                           June 2006         officer
Houston, TX 77002

Interested Director***

William McLean (47)                       Director                    5          May 2001          chief             none
Northwestern University                                                          June 2006         investment
Investment Office, Room 1-209                                                    June 2009         officer
633 Clark Street
Evanston, IL 60208

Officers

Esther L. Cash (46)                       Vice President              5          1994              investment
TIFF                                                                             Not applicable    management
590 Peter Jefferson Parkway, Suite 250                                           Not applicable
Charlottesville, VA 22911

Richard J. Flannery (46)                  President/CEO               5          2003              investment
TIFF                                                                             Not applicable    management
590 Peter Jefferson Parkway, Suite 250                                           Not applicable
Charlottesville, VA 22911

Tina M. Leiter (37)                       Secretary                   5          2003              investment
TIFF                                                                             Not applicable    operations
590 Peter Jefferson Parkway, Suite 250                                           Not applicable
Charlottesville, VA 22911

David A. Salem (47) TIFF                  Vice President/CIO          5          1994              investment
590 Peter Jefferson Parkway, Suite 250                                           Not applicable    management
Charlottesville, VA 22911                                                        Not applicable

William E. Vastardis (48)                 Treasurer/CFO               5          1994              fund
EOS Fund Services LLC                                                            Not applicable    administration
26 West 17th Street, Suite 601                                                   Not applicable
New York, NY 10011

* The officers of TIP are elected annually by the board of directors at the June TIP board meeting.
** For more information on the principal occupations of the directors and officers of TIP during at least the past five years, see Management and Administration of the Mutual Funds in the prospectus.
*** Mr. McLean is deemed to be an "interested director" as that term is defined in the Investment Company Act of 1940 because he is a director of TAS.



--------------------------------------------------------------------------------
|6|  April 30, 2004  -  TIP SAI                                           [LOGO]

--------------------------------------------------------------------------------
     SUPPLEMENTAL DISCUSSION OF FUND MANAGEMENT AND ADMINISTRATION continued
--------------------------------------------------------------------------------

COMMITTEES. Each of TIP's independent directors serves on the audit committee of TIP. The purposes of the audit committee are to (a) oversee TIP's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; (b) oversee the quality and objectivity of TIP's financial statements and the independent audit thereof; and (c) act as a liaison between TIP's independent auditor and the full board. The audit committee met twice during the fiscal year ended December 31, 2003.


Each of TIP's independent directors also serves on the nominating committee of TIP. The nominating committee's mission is to promote the effective participation of qualified individuals on the board of directors and committees of the board. The nominating committee's functions are to (a) receive, review, and maintain files of individuals qualified to be recommended as nominees for election as directors, which shall include a review of the individual's status as an "interested person" of TIP under the Investment Company Act of 1940, as amended ("1940 Act"); (b) present recommendations to the board of directors to fill vacancies or to nominate directors for election by shareholders; and (c) present recommendations to the board of directors regarding directors to be selected for membership on the various committees of the board. The Nominating Committee did not meet during the fiscal year ended December 31, 2003. The Nominating Committee will not consider nominees recommended by shareholders.

DIRECTOR COMPENSATION. None of the directors or officers of TIP receive any compensation from TIP for their services as such director or officer.

CODE OF ETHICS. Rule 17j-1 of the 1940 Act addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires TIP, its investment advisor, TAS, and its money managers to adopt codes of ethics and to report periodically to the board on issues raised under its code of ethics. To assure compliance with these restrictions, TIP and TAS have adopted and agreed to be governed by a joint code of ethics, and the money managers have each adopted and agreed to be covered by their individual codes of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive, or manipulative acts with regard to the personal securities transactions of their employees. The codes of ethics permit personal investing transactions by TIP's, TAS's, and the money managers' directors, officers, and employees, provided that such transactions avoid conflicts of interest with TIP.


Information about these codes of ethics may be obtained by calling the SEC's Public Reference Room at 202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


PROXY VOTING PROCEDURES. The board has adopted proxy voting policies and procedures to govern the voting of proxies relating to voting securities held by the fund. A copy of the proxy voting policies and procedures of the fund and TAS is attached hereto as Appendix D.

ADVISORY AGREEMENT. Pursuant to an investment advisory agreement with TIP on behalf of each fund, TAS:


1. develops investment programs, selects money managers, and monitors their investment activities and results;

2. provides or oversees the provision of all general management, investment advisory, and portfolio management services to each fund;

3.  allocates and reallocates each fund's assets among the money managers;

4.  identifies appropriate CIVs in which to invest the funds' assets;

5. invests funds held in the form of cash reserves pending allocation to money managers or to meet redemption requests;

6. may manage directly investments made by a former money manager until those investments are sold or turned over for management to another money manager;

7. may manage directly that portion of each fund's assets that invests in US Treasury inflation protected securities; and


8. may perform other additional duties, including investment in future contracts, derivative instruments, and duration investments, in accordance with each fund's investment objectives, policies, and restrictions as approved by the board.

In addition, for the government Bond and Short-Term Funds, TAS may manage the funds' assets directly in lieu of selecting a money manager.

The Advisory Agreements were most recently approved by the board for continuation on June 9, 2003. The board analyzed several factors in considering the continuation of the Advisory Agreements, among them, the nature, quality and scope of the services provided thereunder, the revenues received and expenses incurred (actual and projected) by



--------------------------------------------------------------------------------
[LOGO]                                           TIP SAI  -  April 30, 2004  |7|

--------------------------------------------------------------------------------
     SUPPLEMENTAL DISCUSSION OF FUND MANAGEMENT AND ADMINISTRATION continued
--------------------------------------------------------------------------------


TAS in performing those services, and the cost allocation methods used in calculating such expenses. The board gave substantial consideration to the fees paid by the funds under the Advisory Agreements. In this regard, the board reviewed TAS's profitability in managing the funds; the current fees paid by the funds in light of fees paid by comparable funds; and the ability of TAS to continue to perform the services contemplated under the Advisory Agreements. The board considered the performance of each fund over various time periods in comparison to the funds' benchmarks; the professional experience of the investment advisory personnel; the funds' compliance with their investment restrictions, tax requirements, and reporting requirements; and procedures of TAS with respect to possible conflicts of interest, including TAS's code of ethics, trade allocation procedures for its various investment advisory clients, and best execution procedures.

The board gave equal consideration to all factors it deemed to be relevant, including the favorable quality of services provided to the funds since their commencement of operations; the positive relationship of TAS with the funds; the performance of the funds since commencement of operations; the competitive compensation paid to TAS by the funds under the Advisory Agreements; and the favorable history, reputation, qualifications and background of TAS. Based on its evaluation of these criteria, as well as other factors and considerations, the board found that the continuation of the Advisory Agreements is in the best interest of TIP and its members; the services performed by TAS are services required for the operation of TIP; the services provided by TAS are at least equal in nature and quality to those services provided by other advisors offering the same or similar services; and the fees paid to TAS for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The board therefore approved the continuance of the Advisory Agreements between each fund and TAS.

Subsequently, the Advisory Agreement between TAS and the Short-Term Fund was amended by the fund's shareholders on April 19, 2004, to give TAS the discretion to directly manage the fund.

The Advisory Agreements may be terminated without penalty on not less than 60 days' prior written notice by the board of directors of TIP or by a vote of the holders of a majority of the relevant fund's outstanding shares voting as a single class, or upon not less than 60 days' prior written notice by TAS. The Advisory Agreements will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Advisor Exemption. Pursuant to claims for exemption filed with the Commodities Futures Trading Commission ("CFTC") and/or the National Futures Association, TAS is not deemed to be a "commodity pool operator" under the Commodity Exchange Act, and is not subject to registration or regulation as such under the Commodity Exchange Act.

Advisor Compensation. As compensation for services rendered by TAS under the Advisory Agreements, each fund pays TAS a maximum monthly fee calculated by applying the following annual percentage rates to such fund's average daily net assets for the month:

                            MAF         IEF        USEF         GBF         STF
On first $500mm            0.20%       0.15%       0.15%       0.05%       0.03%
On next $500mm             0.18%       0.13%       0.13%       0.05%       0.03%
On next $500mm             0.15%       0.11%       0.11%       0.04%       0.02%
On next $500mm             0.13%       0.09%       0.09%       0.04%       0.02%
On next $500mm             0.11%       0.07%       0.07%       0.03%       0.01%
On remainder (>$2.5b)      0.09%       0.05%       0.05%       0.03%       0.01%

For the years ended December 31, 2003, December 31, 2002, and December 31, 2001, the amount of advisory fees paid to TAS and the money managers by each fund was as follows:

                   12/31/2003               12/31/2002                12/31/2001
MAF                $1,282,526                 $973,480                $1,359,379
IEF                $1,048,857               $1,307,892                $1,488,364
USEF               $1,223,737               $1,831,066                $2,249,323
GBF*                  $59,752                       --                        --
STF**                $376,651                 $323,695                  $230,208

* The Government Bond Fund commenced operations on March 31, 2003. Fee is before waivers by TAS and the money manager aggregating $17,780 in 2003.
** Before fee waiver by TAS and the money manager. During the year ended 2002, TAS waived fees totaling $40,067 and during the years ended 2003 and 2001, TAS and the money manager waived fees aggregating $77,444 and $48,052, respectively.

PAYMENT OF TAS'S EXPENSES. TAS pays all of its expenses arising from the performance of its obligations under the Advisory Agreements, including all executive salaries and expenses of the directors and officers of TIP who are employees of TAS, and TIP's office rent. Subject to the expense reimbursement provisions described in the prospectus, other expenses incurred in the operation of TIP are borne by the funds themselves, including, without limitation, money manager fees; brokerage commissions; interest; fees and expenses of administrators, independent attorneys, auditors, custodians, accounting agents, and transfer agents; taxes; expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares; expenses of registering and qualifying shares of TIP under federal and state laws and regulations; expenses of printing and distributing reports, notices, and proxy materials to existing members; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special members' meetings; expenses of directors of TIP who are not employees of TAS; membership dues in



--------------------------------------------------------------------------------
|8|  April 30, 2004  -  TIP SAI                                           [LOGO]

--------------------------------------------------------------------------------
     SUPPLEMENTAL DISCUSSION OF FUND MANAGEMENT AND ADMINISTRATION continued
--------------------------------------------------------------------------------

the Investment Company Institute; insurance premiums; and extraordinary expenses such as litigation expenses. Fund expenses directly attributable to a fund are charged to that fund; other expenses are allocated proportionately among all of the funds in relation to the net assets of each fund.


FUND ADMINISTRATOR. Consistent with their mission of helping foundations exploit the economies of scale inherent in many aspects of investing, TIP and TAS rely heavily on outside service providers to perform most functions that their directors deem delegable, including what is known in the mutual fund industry as "fund administration." As TIP's administrator, Investors Bank & Trust Company ("Investors Bank") assists in managing all aspects of the general day-to-day business activities and operations of TIP, other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

OPERATIONS MONITORING AGENT. AS TIP's operations monitoring agent, EOS Fund Services LLC ("EOS") assists in overseeing and coordinating the activities of TIP's service providers, including Investors Bank, the audit firm, and outside counsel, but not including the money managers.

ADMINISTRATION AGREEMENT. As administrator for the funds, Investors Bank receives a monthly fee at an annual rate of: (a) 0.05% of the average daily net assets of TIP for the first $300 million, (b) 0.03% for the next $2.7 billion, and (c) 0.025% over $3.0 billion of assets under management. A profile of Investors Bank is provided in Appendix C of this Statement of Additional Information.

OPERATIONS MONITORING AGREEMENT. EOS receives a monthly fee as operations monitoring agent for the funds, at an annual rate of: (a) 0.02% of the first $3.5 billion of the aggregated average daily net assets of TIP and other TAS vehicles, (b) 0.015% thereafter up to $5 billion, (c) 0.01% thereafter up to $7.5 billion, (d) 0.0075% thereafter up to $10 billion, and (e) 0.005% on assets over $10 billion. A profile of EOS is provided in Appendix C of this Statement of Additional Information.

For the years ended December 31, 2003, December 31, 2002, and December 31, 2001, the aggregate amount of administration and operations monitoring fees paid by each fund was as follows:

                    12/31/2003               12/31/2002               12/31/2001
MAF                   $175,219                 $171,151                 $116,573
IEF                    $77,452                  $77,306                  $84,534
USEF                  $114,933                 $110,728                 $123,326
GBF*                   $18,487                       --                       --
STF                   $102,980                  $86,561                  $55,936

* Because the Government Bond Fund commenced operations in 2003, no administration fees were paid during 2002 and 2001.

MONEY MANAGER AGREEMENTS. The agreements between TIP and the money managers that manage a separate account on behalf of a fund (the "Money Manager Agreements") continue in effect for successive annual periods, as long as such continuance is specifically approved at least annually by (a) the board of directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a fund's outstanding shares voting as a single class, provided that in either event the continuance is also approved by at least a majority of the board of directors who are not "interested persons" (as defined in the 1940 Act) of TIP or TAS by vote cast in person at a meeting called for the purpose of voting on such approval.

The Money Manager Agreements were most recently approved by the board for continuation on June 9, 2003. The board evaluated with respect to each money manager, the experience of the money manager's key personnel, the quality of services the manager had provided and was expected to provide to the applicable fund in the coming year, and the compensation paid to the manager. The board also took into consideration the reports and information regarding the organization and qualifications of the money managers, which the board periodically receives from TAS. The board gave equal consideration to all factors it deemed to be relevant, including but not limited to the following:
(1) the favorable quality of services provided to the funds, (2) the performance of the funds since their commencement of operations, (3) the competitive compensation paid to the money managers under the Money Manager Agreements, (4) the favorable history, reputation, qualifications, and background of the money managers as well as the qualifications of the managers' personnel, and (5) the favorable recommendations of TAS regarding the managers.


Based on its evaluation of these criteria as well as other factors and considerations, the board found that the fees paid to each money manager for the services provided to the applicable fund are fair and reasonable, and the board approved the continuance of each Money Manager Agreement.


At a meeting held on June 9, 2003, the board approved a Money Manager Agreement between K.G. Redding & Associates LLC ("K.G. Redding") and the Multi-Asset Fund. In evaluating the agreement, the board considered K.G. Redding's organization, key personnel, the specific strategies that K.G. Redding would employ in managing the Multi-Asset Fund, and K.G. Redding's performance record for managing accounts with similar strategies. Based upon its evaluation of these criteria as well as other factors and considerations, the board found that the fees to be paid to K.G. Redding under the agreement were fair and reasonable, and the board approved the Money Manager Agreement.

At a meeting held on March 2, 2004, the board approved an amended Money Manager Agreement between K.G. Redding



--------------------------------------------------------------------------------
[LOGO]                                           TIP SAI  -  April 30, 2004  |9|

--------------------------------------------------------------------------------
     SUPPLEMENTAL DISCUSSION OF FUND MANAGEMENT AND ADMINISTRATION continued
--------------------------------------------------------------------------------


and the Multi-Asset Fund providing that K.G. Redding's fees be based on performance, rather than on asset levels. In evaluating the amended agreement, the board analyzed several factors, among them K.G. Redding's organization, key personnel, and the specific strategies that K.G. Redding employs in managing assets for the Multi-Asset Fund. Additionally, the board considered the fact that K.G. Redding had been managing a portion of the Multi-Asset Fund's assets since June 2003 and that the board and TAS were impressed by its rigorous approach to asset management. Based upon its evaluation of these and other factors that the board deemed relevant, the board determined that the fees to be paid to K.G. Redding were fair and reasonable, and the board approved the Money Manager Agreement.

At a meeting held on June 9, 2003, the board approved the Money Manager Agreement between Marathon Asset Management, Ltd. ("Marathon") and the Multi-Asset Fund. The board analyzed several factors in approving such agreement, among them Marathon's organization, key personnel and the specific strategies that Marathon would employ in managing the Multi-Asset Fund. Additionally, the board considered the fact that Marathon had been managing a portion of the assets of the International Equity Fund since March 1995 and that both the board and TAS were very familiar and pleased with Marathon's track record, its administrative capabilities and its personnel. Based upon its evaluation of these and other factors that the board deemed relevant, the board determined that the fees to be paid to Marathon were fair and reasonable, and the board approved the Money Manager Agreement.


Exemption from Requirement that Members Approve New Money Manager Agreements. TIP has received an order from the SEC effective August 30, 1995, exempting each of the funds from the requirement that agreements between regulated investment companies and their investment advisors or subadvisors be approved by a vote of a majority of the outstanding voting securities of such investment companies. TIP's board of directors believes that such member approval of Money Manager Agreements is not necessary for the protection of participating organizations and would needlessly encumber the funds' operations. Pursuant to this exemption, TIP's board of directors may, without the approval of members:

1. employ a new money manager pursuant to the terms of a new Money Manager Agreement, either as a replacement for an existing money manager or as an additional money manager,

2.  change the terms of a Money Manager Agreement, or

3. continue to employ an existing money manager on the same terms where a Money Manager Agreement has been assigned because of a change in control of the money manager.

Any such action would be followed by written notice to members, which must include the information concerning the money manager that would normally be included in a proxy statement.


In negotiating Money Manager Agreements, TAS's staff analyzes a number of variables, including:


1.  the proposed size of a manager's account,

2. the manager's historical and expected future performance against relevant benchmarks,

3. the historical and expected future volatility of the manager's relative returns,

4.  the manager's assets under management, and

5. the impact (if any) that linking a manager's compensation to its performance might have on its decisionmaking process.


MANAGER ALLOCATION CRITERIA. In allocating assets among money managers, TAS considers each fund's investment and performance objectives as well as other variables. To accommodate fluctuations in the relative sizes of money managers' accounts caused solely by market movements, allocations formulated by TAS take the form of ranges: minimum, normal, and maximum percentages of fund assets to be allocated to each money manager retained by it. While these ranges are not expected to change frequently, TAS has discretionary authority to alter these ranges and to reallocate assets among money managers in response to changing market conditions.


Activating Money Managers' Accounts. Not all money managers profiled in the prospectus are employed at all times. Whether a given money manager is employed at a given time depends on:

1.  a fund's size,

2.  its projected growth rate,


3. TAS's perception of the relative attractiveness of the money manager's approach in light of prevailing market conditions, and


4. the extent to which a given money manager's investment style would complement those of the other money managers to which a fund's assets have been allocated.

Future market conditions are unforecastable, and TIP cannot predict the amount to be allocated to each money manager over time. As a general rule, however, given the incremental custodial costs of activating a money manager's account, it is expected that the initial allocation to each money manager managing a separate account on a fund's behalf will be at


--------------------------------------------------------------------------------
|10|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
     SUPPLEMENTAL DISCUSSION OF FUND MANAGEMENT AND ADMINISTRATION concluded
--------------------------------------------------------------------------------


least $5 million. A money manager receives no compensation from TIP until it is actually managing funds for TIP and is entitled to no compensation if, due to its own changed circumstances or changes in the investment environment generally, TAS decides not to allocate assets to it.

Foundations seeking to know the actual allocation of each fund's assets across money managers at a given time can obtain this information by contacting TAS.


Termination of Money Manager Agreements. The Money Manager Agreements may be terminated without penalty on not less than 30 days' prior written notice by the board of directors of TIP or by a vote of the holders of a majority of the relevant fund's outstanding shares voting as a single class, or upon not less than 30 days' prior written notice by the money manager. A Money Manager Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


Arms-Length Relationships between Money Managers and TIP. The money managers have no affiliations or relationships with TIP or TAS other than as discretionary investment managers for all or a portion of a fund's assets.


--------------------------------------------------------------------------------
                    PERFORMANCE-BASED FEES FOR MONEY MANAGERS
--------------------------------------------------------------------------------


OVERVIEW. The following discussion outlines the principles that TAS follows in negotiating money manager fees and describes the performance-based fee structure that the funds have entered into with many (but not all) of their money managers. These principles are the product of both the combined investment experience of members of the cooperative's boards and policy choices made by TIP's board in its formulation of objectives and guidelines for each fund.


OPTIMIZING VERSUS MINIMIZING EXPENSES. Even modest differences in a fund's annual investment-related costs can have profound effects on a foundation's cumulative returns. Therefore, foundation trustees should consider carefully the costs of alternate investment vehicles. By pooling the investment assets of numerous foundations, TIP can and does seek to minimize members' expenses for such investment-related services as custody and portfolio accounting. With respect to money manager fees, which typically constitute the lion's share of investment-related expenses, the cooperative's board members believe that a strategy aimed at optimizing these outlays is potentially more profitable than a strategy aimed merely at minimizing them. For this reason, TIP makes extensive use of performance-based fees in compensating money managers for services rendered to TIP.

Some foundation investors may be uncomfortable with the fact that the exact costs of investing through each TIFF mutual fund are unknowable in advance. However, it should be remembered that the annual standard return deviations of the asset classes in which the TIFF mutual funds that utilize performance-based fees primarily invest (i.e., the non-diversifiable or systemic risks of each asset class) greatly exceed the economic uncertainty associated with fluctuating money manager fees. This is so even under worst case conditions. Differences between the minimum and maximum fees payable to money managers currently managing assets for the funds are shown in the following table:


                                                Largest               Average
                                               Difference            Difference
                           Number of            between               between
                            Managers          Minimum and           Minimum and
                           Receiving          Maximum Fees          Maximum Fees
                          Performance-       Payable to Any       Payable to Any
                           Based Fees        Money Manager         Money Manager

Multi-Asset                     5                 2.00%                 1.26%
International Equity            2                 1.45%                 1.43%
US Equity                       4                 1.90%                 1.23%
Government Bond                 1                 0.75%                 0.75%
Short-Term                      0                    NA                    NA

Note: Reflects only fees payable to money managers that manage a separate account on behalf of a fund. Averages assume equal manager allocations.

Based on their considerable investment experience, the directors of TIP and TAS believe that, over the long term, TIP's members are likely to realize a net benefit for bearing the uncertainties associated with performance-based fees.

LINK BETWEEN FUNDS' OBJECTIVES AND PERFORMANCE-BASED FEE STRUCTURES. The performance objective of each fund is to outperform a relevant market benchmark by a modest increment, net of fees. TAS's aim in negotiating money manager fees is to ensure that such fees are relatively low compared to institutional norms when each money manager's performance is approximately equal to the level that is required to enable the fund that employs it to achieve its performance



--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |11|

--------------------------------------------------------------------------------
               PERFORMANCE-BASED FEES FOR MONEY MANAGERS continued
--------------------------------------------------------------------------------


objective. A related aim is to tie manager compensation as closely as possible to manager performance.

MONEY MANAGER EVALUATION CRITERIA SEEK TO DISCOURAGE UNDUE RISK-TAKING. TIP does not employ performance-based fees as a means of inducing its money managers to perform better than they would if they received straight asset-based fees. Rather, it employs performance-based fees, among other means, in seeking to optimize members' investment-related expenses. A money manager's proven capacity to deliver uniform results to all accounts managed in accordance with the philosophy presented to TIP is one of the important criteria used in choosing money managers. TAS's initial selection criteria are the same used to evaluate their ongoing performance. Portfolio investment decisions that cause the performance of TIP's account to differ materially from the performance of purportedly similar accounts, whether such decisions are motivated by the desire to earn higher fees from TIP or not, could trigger their dismissal. TAS compares the results each money TIP's members are likely to realize a net benefit for bearing the uncertainties associated with performance-based fees.

LINK BETWEEN FUNDS' OBJECTIVES AND PERFORMANCE-BASED FEE STRUCTURES. The performance objective of each fund is to outperform a relevant market benchmark by a modest increment, net of fees. TAS's aim in negotiating money manager fees is to ensure that such fees are relatively low compared to institutional norms when each money manager's performance is approximately equal to the level that is required to enable the fund that employs it to achieve its performance objective. A related aim is to tie manager compensation as closely as possible to manager performance.

MONEY MANAGER EVALUATION CRITERIA SEEK TO DISCOURAGE UNDUE RISK-TAKING. TIP does not employ performance-based fees as a means of inducing its money managers to perform better than they would if they received straight asset-based fees. Rather, it employs performance-based fees, among other means, in seeking to optimize members' investment-related expenses. A money manager's proven capacity to deliver uniform results to all accounts managed in accordance with the philosophy presented to TIP is one of the important criteria used in choosing money managers. TAS's initial selection criteria are the same used to evaluate their ongoing performance. Portfolio investment decisions that cause the performance of TIP's account to differ materially from the performance of purportedly similar accounts, whether such decisions are motivated by the desire to earn higher fees from TIP or not, could trigger their dismissal. TAS compares the results each money manager produces for TIP to the results it produces for its other clients. A money manager's unwillingness to share these other results with TAS or its failure to manage TIP's account in a manner that is as similar as possible to the manner in which other accounts with the same mandate are managed also constitutes grounds for dismissal.

PREFERRED PERFORMANCE-BASED FEE STRUCTURE. TAS is mindful that no fee structure can possibly prove suitable to all money managers, even as a starting point for discussion. However, in an effort to streamline the negotiation process, TAS has formulated a preferred performance-based fee model.

COMMON CHARACTERISTICS. All Money Manager Agreements entailing performance-based fees have certain common characteristics. These include (1) minimum fees ("floors"), (2) maximum fees ("caps"), and (3) fee formulas that, in the judgment of members of TIP's and TAS's boards, produce reasonable fees in relation to the margin of outperformance that a money manager must achieve to earn a given level of fees.


In each case, the formula embodies the concept of a "fulcrum fee," i.e., a fee midway between the minimum and the maximum. An equation is used under which the actual fees paid to a money manager are always proportionately related to performance above or below the fulcrum point. The formula is designed to augment a mutually agreed-upon basic fee if the excess return (i.e., actual gross total return less benchmark total return) on the money manager's portfolio exceeds a specified level and to reduce this basic fee if the excess return falls below this level. In each case the slope of the fee line between the floor and the cap is uniform throughout.

Definition of Total Return. "Total Return" as used here means the change in the market value of the money manager's portfolio, including accrued income, or the benchmark index, as the case may be, over one-month measurement periods, adjusted on a time-weighted basis for any assets added to or withdrawn from the money manager's portfolio. The total returns of portfolios or benchmark indices over the rolling 12-month time periods used in computing performance-based bonuses/penalties are, therefore, the product of compounding each of the monthly returns in the applicable period.


Manager-Specific Benchmark Indices. The benchmark index used in computing the money manager's excess return is the index deemed most relevant for that money manager. In some cases, this benchmark index is the same as the overall performance benchmark for the fund retaining the money manager. In some cases, however, TAS's objective of melding money managers espousing different philosophies into an integrated manager structure that is both effective and efficient dictates that a money manager's benchmark index be different from the fund benchmark.



--------------------------------------------------------------------------------
|12|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
               PERFORMANCE-BASED FEES FOR MONEY MANAGERS concluded
--------------------------------------------------------------------------------


Appropriate Fulcrum Point for a Money Manager. The fulcrum point -- the midpoint between the maximum and minimum fees -- is set to establish a fee structure in which the financial incentives of the money manager are aligned with those of the fund. The fulcrum point is set at a performance level that the money manager can reasonably expect to achieve with an investment approach that entails an acceptable level of risk for the fund. TAS and TIP seek agreements in which the money manager has as much to lose as to gain if it chooses to increase the risk it takes with the fund's account. The table below identifies money managers that provide services to the funds with performance-based fees, the fulcrum point under the Money Manager Agreement, and the return that must be achieved by the money manager in order to earn the fulcrum fee (100 bp equals 1.00%). See the prospectus for additional information about the money managers and their Agreements.

                                                 Fulcrum             Fulcrum Fee
                                                   Fee                 Return*

Aronson+Johnson+Ortiz, LP                          45 bp               210 bp
Harding, Loevner Management, LP                    80 bp               400 bp
KG Redding                                        150 bp               500 bp
Marathon Asset Management, Ltd.                    88 bp               424 bp
Palo Alto Investors                               105 bp               524 bp
Shapiro Capital Management Co., Inc.               73 bp               325 bp
Smith Breeden Associates, Inc.
(Government Bond Fund)                             48 bp               218 bp
Smith Breeden Associates, Inc.
(Multi-Asset Fund)                                 48 bp               205 bp
Westport Asset Management, Inc.                   108 bp               430 bp

* Excess return over manager's benchmark required to receive fulcrum fee.

Reasonable Fee "Floor." As with all model inputs, TAS's choice of an appropriate "floor" for each money manager is based on an analysis of both the money manager's idiosyncratic attributes and the perceived availability of qualified alternate money managers. Having identified an appropriate minimum fee for each money manager, TAS then identifies the level of return at which the fee "bottoms out."

Reasonable Fee "Cap." Having identified an appropriate floor, TAS then identifies, for each money manager, the fee "cap." In all cases, the cap and the level of excess return at which it is reached are selected in accordance with criteria that aim to reward the money manager adequately for superior performance without creating incentives for either undue risk-taking or undue risk aversion (i.e., "closet indexing" of portfolio assets to the agreed-upon benchmark).


COMPUTING AND REMITTING FEES. The computation and remittance procedures that the funds employ are described immediately below. All fee schedules are applied to the average daily net assets in each money manager's account for the time period in question. For purposes of computing the funds' daily net asset values, however, performance-based fees are accrued based on investment returns achieved during the current performance fee period.


Computing and Remitting Fees. For the first several months following the inception of their accounts, before their strategies are fully implemented, money managers receive a straight asset-based fee regardless of performance. Thereafter, the money manager is compensated according to its performance-based fee formula with the fee for a given month based on the money manager's performance for a lagged 12-month period.


Advantages and Disadvantages of Accrual and Remittance Procedures. TIP's board of directors recognizes that the procedure described above could give rise to inequities among members. However, such inequities are likely to be less acute than those produced by performance-based fee arrangements entailing measurement periods longer than one year. For example, some regulated investment companies have performance-based portfolio management fee arrangements entailing rolling 36-month performance measurement periods. Under such arrangements, members entering the fund in, for example, month 72 may be forced to pay the maximum fees to which a money manager is entitled for several months following their initial purchase if the manager's performance was sufficiently good during months 36 through 71. This could occur even though the manager's performance is less good in the months immediately following the new member's entry (e.g., months 72 through 84), because the fees for these months will reflect the manager's performance during prior time periods. The one-year measurement period that TIP employs does not eliminate these intergenerational inequities among changing member populations, but it can help to minimize them. Because TIP's board seeks to tie the portfolio management fees paid by individual members as closely as possible to the gross investment returns they actually realize, the board has approved performance-based fee arrangements with certain money managers entailing the minimum one-year measurement period permitted by law.


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |13|

--------------------------------------------------------------------------------
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


All shares of each fund listed in this section are common stock, $0.001 per share, and are directly held. Members who hold 25 percent or more of the outstanding shares of a fund may be deemed "control persons" (as such term is defined in the 1940 Act) and may take actions without the approval of other members of the fund. As of April 1, 2004, the following members held five percent or more of the outstanding shares of each fund as indicated:

MULTI-ASSET FUND
1.  Robert College Foundation, 276 Fifth Avenue, Suite 905, New York, NY 10001                                         12.4%
2.  William Caspar Graustein Memorial Fund, One Hamden Center, 2319 Whitney Avenue, Hamden, CT 06518                   10.7%
3.  The Greater New Orleans Foundation, 1055 St. Charles Avenue, Suite 100, New Orleans, LA 70130                       7.9%
4.  Shadyside Hospital Foundation, 532 South Aiken Avenue, Suite 302, Pittsburgh, PA 15232                              7.3%
5.  Carnegie Hero Fund Commission, 425 Sixth Avenue, Suite 1640, Pittsburgh, PA 15219                                   6.8%
6.  Methodist Children's Home, 1111 Herring Avenue, Waco, TX 76708                                                      5.9%

INTERNATIONAL EQUITY FUND
1.  Houston Endowment Inc., 600 Travis, Suite 6400, Houston, TX 77002                                                  47.5%
2.  The BellSouth Foundation, Inc., 1155 Peachtree Street, Room 14F05, Atlanta, GA 30309                                7.5%

US EQUITY FUND
1.  The BellSouth Foundation, Inc., 1155 Peachtree Street, Room 14F05, Atlanta, GA 30309                               13.5%
2.  The Denver Foundation, 950 S. Cherry Street, Suite 200, Denver, CO 80246                                           12.8%
3.  East Tennessee Foundation, 550 West Main Street, Suite 550, Knoxville, TN 37902                                     9.1%
4.  The Community Foundation, 121 West Forsyth Street, Suite 900, Jacksonville, FL 32202                                8.3%

GOVERNMENT BOND FUND
1.  Woods Fund of Chicago, 360 North Michigan Avenue, Suite 1600, Chicago, IL 60601                                    31.9%
2.  MeadWestvaco Foundation, Courthouse Plaza NE, Dayton, OH 45463                                                     23.0%
3.  Dougherty Foundation, Inc., 3507 North Central Avenue, #404, Phoenix, AZ 85012                                      7.3%
4.  Humboldt Area Foundation, 363 Indianola Road, Bayside, CA 95524                                                     6.9%

SHORT-TERM FUND
1.  The Atlantic Foundation of New York, 125 Park Avenue, 21st Floor, New York, NY 10017                               13.6%
2.  Yale-New Haven Hospital, 20 York Street, New Haven, CT 06504                                                       11.6%
3.  Houston Endowment Inc., 600 Travis, Suite 6400, Houston, TX 77002                                                  11.5%
4.  East Tennessee Foundation, 550 W. Main Street, Suite 550, Knoxville, TN 37902                                      10.6%
5.  Catholic Medical Center, 100 McGregor Street, Manchester, NH 03102                                                  8.5%
6.  The Alexander and Margaret Stewart Trust, 888 17th Street NW, Suite 210, Washington, DC 20006                       6.8%
7.  New Hampshire Charitable Foundation, 37 Pleasant Street, Concord, NH 03301                                          6.2%
8.  The Wartburg Foundation, Inc., Wartburg Place, Mt. Vernon, NY 10552                                                 5.6%


--------------------------------------------------------------------------------
                        DISTRIBUTION OF TIFF MUTUAL FUNDS
--------------------------------------------------------------------------------


DISTRIBUTOR. The distribution agreement (the "Distribution Agreement") among TIP, Investors Bank, and Quasar Distributors, LLC (the "distributor"), 615 East Michigan Street, Milwaukee, WI 53202, was initially approved by TIP's board of directors on September 10, 2001, and became effective October 1, 2001. The distributor shall receive compensation in the amount of $25,000 per annum, to be paid no less frequently than monthly by the administrator. In addition, the distributor will be entitled to reimbursement of reasonable out-of-pocket expenses incurred (including but not limited to NASD filing fees incurred pursuant to the Distribution Agreement) within 10 days of delivery of a valid invoice.


The Distribution Agreement had an initial term of two years and continues in effect thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the directors or by a vote of a majority of the shares of the relevant fund and (ii) by a majority of the directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.


--------------------------------------------------------------------------------
|14|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
        SUPPLEMENTAL DISCUSSION OF PURCHASES, EXCHANGES, AND REDEMPTIONS
--------------------------------------------------------------------------------

PURCHASES. TIP reserves the right in its sole discretion to (1) suspend the offering of shares of any fund, (2) reject purchase orders when in the judgment of management such rejection is in the best interests of TIP, and (3) reduce or waive the minimum for initial investments.

In-Kind Purchases. Fund shares are normally issued for cash only. TAS in its discretion may permit members to purchase shares "in-kind" through a transfer of readily marketable securities to a fund as payment for the shares. In-kind purchases are accepted only when the securities being acquired:

1. are consistent with the investment objectives and policies of the acquiring fund,
2.  are acquired for investment purposes (not for resale),
3.  are not restricted as to transfer either by law or market liquidity, and
4.  can be readily valued (e.g., are listed on a recognized exchange).

REDEMPTIONS. Each fund may suspend redemption privileges or postpone the date of payment (1) during any period that TIP is closed, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

Potential In-Kind Redemptions. Should conditions exist which make cash payments undesirable, TIP reserves the right to honor any request for the redemption of fund shares by making payment in whole or in part in readily marketable securities. Redemptions in-kind will be chosen by TIP and valued in the same manner as they are for purposes of computing the fund's net asset value. If payment is made in securities, a member may incur transaction expenses in converting these securities to cash. TIP has elected, however, to be governed by Rule 18f-1 under the 1940 Act. This obligates TIP to redeem shares, with respect to any one member during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund at the beginning of the period. TIP is permitted to borrow to finance such redemptions without regard to restrictions that might otherwise apply under the 1940 Act.

EXCHANGES. One fund's shares may be exchanged for shares of any other fund. An exchange is a redemption out of one fund and a purchase into another; thus, applicable entry and exit fees for purchases and redemptions apply. Any such exchange will be based on the respective net asset values of the shares involved as of the date of the exchange. Before making an exchange, a member should consider the investment objectives of the fund to be purchased.


Exchange Procedures. Exchange requests may be made either by mail or telephone and should be directed to TAS. Telephone exchanges will be accepted only if permitted by the member's application and the shares to be exchanged are held by the fund for the account of the member and the registrations of the two accounts are identical. Telephone requests for exchanges received prior to 4:00 p.m. Eastern Time will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Telephone exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the board of directors to ensure that such exchanges do not disadvantage TIP or its members.


Tax Treatment of Exchanges. For federal income tax purposes an exchange between funds is a taxable event and, accordingly, a capital gain or loss may be realized. Members should consult their tax advisors for further information in this regard. The exchange privilege may be modified or terminated at any time.

--------------------------------------------------------------------------------
  SUPPLEMENTAL DISCUSSION OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS
--------------------------------------------------------------------------------

POTENTIAL BENEFITS AND COSTS OF INVESTING IN FOREIGN SECURITIES. Many institutional investors have made major commitments to foreign securities, typically for two reasons: (1) to reduce the volatility of their overall returns (foreign markets and domestic markets tend to rise and fall at different times) and (2) to enhance these returns over the long term.

A long-term investment horizon is appropriate because non-profit governing boards, which typically meet on a part-time basis, are generally unable to shift funds profitably between domestic and foreign markets in anticipation of short-term market movements. The safer assumption is that shifts of this sort will not produce profits net of trading costs. The opportunity to enhance long-term returns by investing in foreign markets lies in the fact that international money managers have far more companies (and countries) to choose from than do managers investing solely in domestic securities. Therefore, the potential added value from active portfolio management is higher for international stock portfolios than for purely domestic ones.

The costs of investing in foreign securities are higher also, not only because management fees and custody costs tend to be higher on international portfolios but also because foreign governments may withhold a portion of the income that investors earn abroad. Despite these higher costs, the


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |15|

--------------------------------------------------------------------------------
  SUPPLEMENTAL DISCUSSION OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS
                                    continued
--------------------------------------------------------------------------------

dual benefits of investing in foreign securities (increased diversification and the opportunity to earn higher returns by exploiting valuation inefficiencies in foreign markets) make a substantial allocation to them worthy of serious consideration by most non-profit boards.


PERFORMANCE OBJECTIVES. The TIP mutual funds seek to outperform their benchmarks by different margins. These margins differ because:


1.  The costs of implementing each fund's investment policies differ and
2. The markets in which the funds primarily invest vary in terms of efficiency, with the US stock and fixed income markets arguably the most efficient (in a valuation sense) of all.

The margin by which each fund seeks to outperform its benchmark thus reflects judgments by the trustees of the excess return that a properly diversified, actively managed fund might realistically seek to earn net of the costs that must be incurred to produce this excess return. "Excess return" as used here means the difference between a fund's total return and the total return of its performance benchmark.


SHORT-TERM FUND. As experienced non-profit fiduciaries, the cooperative's trustees recognize that many non-profits seek to control downward fluctuations in the value of assets earmarked for spending or distribution (in the form of grants) within 12 months ("current year spending"). This is generally achieved by investing them exclusively in cash equivalents, either directly or via money market funds. While such a policy comports well with the risk tolerances of some non-profit fiduciaries, numerous studies of the risk/return characteristics of alternate short-term investment strategies suggest that a short-term bond fund whose average maturity ranges between the one to three months typical of regulated money market funds and the six months inherent in the Short-Term Fund's performance benchmark has the potential to augment an organization's resources over time. Of course, the higher yields three- to six-month instruments typically display relative to shorter-term instruments may be insufficient to offset the larger principal losses longer-term securities produce in rising interest rate environments. However, the data below indicate that there is a high probability of earning positive total returns in a given month by investing exclusively in securities included in the Short-Term Fund's benchmark (i.e., six-month US Treasury bills). The data show that, in the more than 25-year period ending December 31, 2003, there was only one calendar month in which a portfolio invested exclusively in six-month US Treasury bills produced a negative total return. The loss was 0.34% (January 1982). It is important to note that this period encompasses several years (e.g., 1979-1981) in which short-term interest rates rose at a speed and to a level that were unprecedented.

Risks of Investing Current Year Spending Monies in the Short-Term Fund. While there is no assurance that the Short-Term Fund's average duration will be less than six months in an environment of rising short-term interest rates, the fund's money managers are authorized to shorten its average duration if they expect short-term interest rates to rise and are prohibited by the fund's investment policy from maintaining a weighted average duration exceeding six months. Consequently, in the opinion of TIP's board, it is unlikely that rising interest rates alone will cause the fund's net asset value to decline materially over one-month (or longer) holding periods, even if short-term rates rise as quickly as they did in the 1979-1981 time period.


In the judgment of TIP's board, the potential rewards of investing monies earmarked for current year spending in a more aggressive manner than that typical of money market funds in general, and government money market funds in particular, outweigh the risks. However, the board recognizes that many non-profits may remain unpersuaded by this argument, and it encourages such organizations to invest such monies not in the Short-Term Fund but rather in carefully selected, institutionally oriented money market funds with competitive expense ratios and adequate restrictions on the maturity and quality of portfolio holdings.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The funds have adopted certain fundamental investment restrictions, which cannot be changed without the approval of the holders of a majority of the fund's outstanding voting securities. Under these restrictions, which apply on a fund by fund basis, no fund may:

1. Purchase the securities of an issuer (other than securities issued or guaranteed by the US government, its agencies, or its instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. For purposes of this restriction, wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

2. Acquire short positions in the securities of a single issuer (other than the US government, its agencies, and its instrumentalities) whose value (as measured by the amounts needed to close such positions) exceeds 2% of the fund's total assets.

3. Engage in borrowing except as permitted by the 1940 Act and the rules and regulations promulgated under the 1940 Act.

4. Issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.


--------------------------------------------------------------------------------
|16|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
  SUPPLEMENTAL DISCUSSION OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS
                                   concluded
--------------------------------------------------------------------------------

5.  Make loans except that each fund may (a) engage in repurchase agreements,
    (b) lend portfolio securities, (c) purchase debt securities, (d) purchase commercial paper, and (e) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.

6. Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a fund may be deemed to be an underwriter under certain federal securities laws.

7. Purchase or sell real estate except that each fund may (a) hold and sell real estate acquired as a result of the fund's ownership of securities or other instruments, (b) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (c) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in transactions in real estate or interests in real estate.

8. Purchase or sell physical commodities except that each fund may (a) hold and sell physical commodities acquired as a result of the fund's ownership of securities or other instruments and (b) purchase or sell securities or other instruments backed by physical commodities. The funds may also purchase or sell options and futures contracts.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES. The funds have adopted certain non-fundamental investment restrictions and policies, which may be changed by the board of directors without member approval.

1. No fund may purchase securities of another regulated investment company if such purchases cause the percentage of such regulated investment company's outstanding shares owned by the TIP fund in question to exceed 3%.

2. No fund may invest more than 15% of the fund's net assets in illiquid securities (typically defined as those which cannot be sold or disposed of in the ordinary course of business within seven days for approximately the amount at which the fund has valued the securities).

3. The following activities will not be considered to be issuing senior securities with respect to the funds: (a) collateral arrangements in connection with any type of option, futures contract, forward contract, or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage, or hypothecation of a fund's assets to secure its borrowings.

4. Each fund currently intends to borrow money only as a temporary measure for extraordinary or emergency purposes (not for leveraging). Each fund may also engage in reverse repurchase agreements, dollar roll transactions, and collateralized securities loans that are covered with cash or liquid high-grade securities or other acceptable assets.

PERCENTAGE LIMITATIONS APPLIED AT TIME OF PURCHASE. The above standards and restrictions are determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, except for fundamental investment restriction #3, to which this condition does not apply, any later increase or decrease in a percentage resulting from a change in values, assets, or other circumstances will not be considered when determining whether that investment complied with a fund's investment policies and limitations.

--------------------------------------------------------------------------------
                         POLICY IMPLEMENTATION AND RISKS
--------------------------------------------------------------------------------

FUNDS TO BE SUBSTANTIALLY FULLY INVESTED. Each fund intends to be substantially fully invested according to its investment objective and policies under normal market conditions.


DEPLOYMENT OF CASH RESERVES. Each fund is authorized to invest its cash reserves (funds awaiting investment in the securities in which it primarily invests) in money market instruments and debt securities that are at least comparable in quality to the fund's permitted investments. In lieu of separate, direct investments in money market instruments, the fund's cash reserves may be invested in other regulated investment companies approved by TIP's board of directors. Alternatively, TAS may exercise investment discretion or select a money manager to exercise investment discretion over a fund's cash reserves.

TEMPORARY EQUITY EXPOSURE. At TAS's discretion, the cash reserves segment of each fund may be used to create a temporary US equity exposure for the Multi-Asset and US



--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |17|

--------------------------------------------------------------------------------
                         POLICY IMPLEMENTATION AND RISKS
--------------------------------------------------------------------------------


Equity Funds, a foreign equity exposure for the Multi-Asset and International Equity Funds, or a fixed income exposure of suitable duration for the Government Bond and Multi-Asset Funds, as the case may be, until those balances are allocated to and invested by the money managers or used for fund transactions. The desired market exposure would be created with long positions in the appropriate number of futures contracts or options on futures contracts within applicable regulatory limits.

PORTFOLIO TURNOVER. Decisions to buy and sell securities are made by the money managers with respect to the assets assigned to them and by TAS with respect to cash reserves not allocated to money managers or other assets managed by TAS. Each money manager decides to purchase or sell securities independently of other money managers. Generally, the Multi-Asset, International Equity, US Equity, and Government Bond Funds will not trade in securities for short-term profits; however, circumstances may warrant that securities be sold without regard to length of time held. Due to the money managers' active management styles, turnover rates for the Government Bond and Short-Term Funds will be higher than other mutual funds investing primarily in debt securities; during 2003, their turnover rates were 322% and 288%, respectively. In the fixed income funds, the costs associated with turnover are expected to be lower than equity fund turnover costs.


Primary Risks. High portfolio turnover may result in greater brokerage commissions and other transaction costs, which will be borne by the funds. In addition, high portfolio turnover rates may result in increased short-term capital gains which, when distributed to private foundation members, are treated as ordinary income for excise taxation purposes.

A fund may have two or more money managers. One money manager could be selling a security when another, for the same fund, is purchasing the same security. In addition, when a money manager's services are terminated and those of another are retained, the new money manager may significantly restructure the portfolio. These practices may increase the funds' portfolio turnover rates, realization of gains or losses, and brokerage commissions.

BORROWING. Each fund may borrow money temporarily from banks when:

1.  it is advantageous to do so in order to meet redemption requests,
2.  a fund fails to receive transmitted funds from a member on a timely basis,
3.  TIP's custodian fails to complete delivery of securities sold, or
4.  a fund needs cash to facilitate the settlement of trades made by the fund.

Borrowing creates an opportunity for increased return, but at the same time it creates special risks. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could in turn adversely affect the money manager's strategy. Rising interest rates could also reduce the value of a fund's shares by increasing the fund's interest expense.

In addition, each fund may borrow by engaging in reverse repurchase agreements or dollar roll transactions, described below. By engaging in such transactions, a fund may, in effect, borrow money.

DURATION MANAGEMENT. The Multi-Asset, Government Bond, and Short-Term Funds invest in debt securities of varying durations. Duration is a measure of the expected life of a debt security on a present value basis. It takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled to be received and weights them by the present values of the cash to be received at each future point in time.

The longer the duration of a debt security, the more its price will tend to fall as interest rates in the economy rise and vice versa. For example, in a portfolio with a duration of five years, a 1% increase in interest rates could result in approximately a 5% decrease in market value. Money managers can change the weighted average duration of their holdings as interest rates move by replacing portfolio securities or using derivative securities.

Primary Risks. There is no assurance that deliberate changes in a fund's weighted average duration will enhance its return relative to more static duration policies or portfolio structures. For example, a money manager's decision to increase the duration of its segment of the Multi-Asset Fund could reduce the fund's return if interest rates in the economy rise following the manager's duration-lengthening trades.

MULTI-MARKET AND MULTI-CURRENCY INVESTING. Subject to certain limitations on foreign securities and foreign currency exposure defined in each money manager's guidelines, money managers may adjust the exposure of the funds to different countries' markets and currencies based on their perceptions of their relative valuations. In doing so, money managers will assess:

1.  general market and economic conditions,
2. the relative yield and anticipated direction of interest rates in particular markets, and
3.  the relationship among the currencies of various countries.


--------------------------------------------------------------------------------
|18|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------

In their evaluations, money managers will use internal financial, economic, and credit analysis resources as well as information from external sources.

US Equity Fund money managers may respond to circumstances in which foreign stocks are more attractively priced than US stocks by investing up to 15% of the fund's assets in foreign stocks. Money managers of the Multi-Asset and International Equity Funds may hedge up to 50% of the foreign currency exposure of each fund's assets. It is expected that adjustments to the country and currency exposures of each fund will be gradual and moderate, especially within the US Equity Fund.

Primary Risks. There is no assurance that changes in a fund's country and currency allocations will enhance returns relative to more static allocations, or relative to allocations that resemble more closely the country and currency allocations inherent in a fund's performance benchmark.

FOREIGN CURRENCY EXPOSURE. The trustees have studied carefully the impact of exchange rate changes on the US dollar value of foreign securities portfolios and have concluded that the impact of such changes declines dramatically as the investment time horizon lengthens. This is especially true because global investors routinely adjust the prices they are willing to pay for shares of a given firm in response to changes in the foreign exchange value of the currencies in which its products (and costs) are denominated. For example, while it is likely that a sudden 10% decline in the Japanese yen's value in US dollar terms will produce short-term losses in the dollar value of shares of Japanese exporters, the increased competitiveness of such firms typically will cause global investors to mark upwards such firms' relative price-to-earnings or price-to-book value multiples, albeit with a lag.

Exchange rate movements can produce large losses over short- and even medium-term time horizons, but the trustees strongly discourage non-profits from investing in foreign securities in pursuit of short-term gains, and they believe that exchange rate movements are essentially neutral over the longer-term time horizons which most global investors properly employ. The logic of this position can be assessed by considering the implications of the opposite belief: that investors can earn an economic return over the very long term merely by holding certain currencies (i.e., continually rolling over long positions in a given currency or basket of currencies in the spot or futures markets). While there have undeniably been short-term periods when currency exposure per se produced positive real returns (e.g., holding Japanese yen during the five years ending December 1993), global trade and capital flows make it very difficult for the imbalance created by massive changes (up or down) in the foreign currency exchange value to persist. Countries whose currencies plummet in value can suffer enormous hardships, as can holders of shares denominated in such currencies. However, devaluations ultimately enhance these countries' competitiveness, thereby inducing global investors to sell shares of firms domiciled in countries with revalued currencies in order to fund purchases of shares of firms domiciled in countries with devalued ones.


FOREIGN CURRENCY HEDGING. Each of the funds may enter into forward foreign currency contracts (a "forward contract") and may purchase and write (on a covered basis) exchange-traded or over-the-counter ("OTC") options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances TIP will employ any of the techniques or strategies described below. TIP's ability to pursue certain of these strategies may be limited by applicable rules, regulations, and guidance of the CFTC, the SEC, applicable options and futures exchanges, and the federal tax requirements applicable to regulated investment companies (see Tax Considerations).


Forward Contracts. A forward exchange contract is the purchase or sale of foreign currency at an exchange rate established now but with payment and delivery at a specified future time. It insulates returns from securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.

Funds may use forward contracts to insulate existing security positions ("position hedges") or proposed transactions ("transaction hedges"). For example, to establish a position hedge, a forward currency contract might be sold to protect the gain from a decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar.

Primary Risks. The success of currency hedging depends on the money manager's ability to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult, and thus the successful execution of a hedging strategy is highly uncertain. An incorrect prediction will hurt fund performance. Forward contracts that protect against anticipated losses have the corresponding effect of canceling possible gains if the currency movement prediction


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |19|

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------

is incorrect.

Precise matching of forward contract amounts and the value of portfolio securities is often not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so forward contract positions are likely to be approximate, not perfect, hedges.


The cost to a fund of engaging in forward contracts varies with factors such as the foreign currency involved, the length of the contract period, and prevailing market conditions, including general market expectations as to the direction of various foreign currency movements against the US dollar. Furthermore, neither TAS nor the money managers may be able to purchase forward contracts with respect to all of the foreign currencies in which the fund's portfolio securities may be denominated. In that case, the correlation between exchange rates and the portfolio's foreign currency exposure may not be precise. Moreover, if the forward contract is an over-the-counter transaction, as is usually the case, the fund will be exposed to the credit risk of its counterparty. If, on the other hand, a fund enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange, which may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price moves. Such limits may significantly affect the ability to trade such a contract or otherwise close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in US dollars.


OTHER HEDGING STRATEGIES AND TACTICS. A fund may employ other hedging strategies, such as interest rate, currency, total return credit default and index swaps, and the purchase or sale of related caps, floors, and collars. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the referenced indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


Each fund may enter into these transactions for hedging and non-hedging purposes. Hedging transactions aim to protect a fund against a loss of income or a decline in the value of investments. Non-hedging transactions aim to increase total return or to gain exposure to particular securities, currencies, issuers, or portfolio managers. However, with respect to non-equity transactions, a fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors, and collars require segregation of assets with a value equal to the fund's net obligation, if any.


Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.


SHORT AND LONG/SHORT STRATEGIES. In the opinion of TIP's directors, the US stock market is highly efficient in terms of valuation and is becoming more so at a rapid rate due to the combined impact of falling computing costs, globalization of financial markets, and regulatory changes. With so many powerful computers and skilled professionals attempting to exploit valuation anomalies among US stocks, it is becoming increasingly difficult to outperform market averages.

Long versus Short Positions. The rationale for using short strategies is simply stated: if you believe that skilled active managers can identify securities that are likely to outperform market averages (i.e., they are undervalued), then it is also logical to assume that skilled active managers can identify stocks that are likely to underperform market averages (i.e., they are overvalued issues). In an increasingly efficient market, "short" sale techniques are appealing because they exploit a structural inefficiency in capital markets: the tendency of most investors to focus on the identification of undervalued, as distinct from overvalued, securities.

Each fund is authorized to take short position in securities. A fund takes a short position by borrowing the security from a broker in order to sell it, betting that its price will decline before the fund has to replace the borrowed security by purchasing it in the open market. To the extent a fund has



--------------------------------------------------------------------------------
|20|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------


sold securities short, it will maintain a deposit at the broker, in combination with a segregated account containing cash, US government securities, or other liquid and unencumbered securities as collateral, equal to the greater of the current market value of the security or its price at the time of the short sale.

The funds may also employ so-called long/short investment strategies, which entail the construction of a portfolio comprising long positions in stocks which the money manager perceives as undervalued, offset by an equivalent dollar amount of short positions in stocks which the money manager perceives as overvalued. Because the long and short subportfolios offset or neutralize each other, long/short strategies are sometimes referred to as "market neutral" strategies.

Primary Risks. Risks of investing in short strategies are markedly different from those associated with long positions. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed money. The potential loss from a short sale is unlimited. TIP employs several safeguards to control the risks of such strategies:


1. Any long/short portfolios held by the fund must comprise an approximately equivalent dollar amount of long and short positions in a diversified list of issues and must be overlaid with long positions in stock index futures contracts, thus limiting potential losses on the short positions caused by a rise in stock prices.

2. The dollar size of a short position in a single stock may not represent more than 2% of a fund's net assets.

SECURITIES LENDING. Through its custodial bank and subject to strict guidelines summarized below, TIP may actively lend the securities held in all of its funds. The incremental income from such lending activities varies from fund to fund, with US securities typically commanding much narrower lending "spreads." These differences stem primarily from the far greater availability of lendable US securities in relation to borrowing demand than exists in non-US markets.

Each fund is authorized to lend securities from its investment portfolios, with a value not exceeding 331/ 3% of its total assets (including collateral received in connection with any loans) provided, however, that it receives collateral in cash, US government securities, or irrevocable bank stand-by letters of credit maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The loans may be terminated at any time by TIP, and the relevant fund will then receive the loaned securities within five days. During the loan period, the fund receives the income on the loaned securities and a loan fee and may thereby increase its total return. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities as long as such fees are set forth in a written contract and approved by the investment company's board of directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting a security on loan, the loan must be called and the securities voted.

A fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio security loan transaction fails financially or breaches its agreement with the fund.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale to a counterparty (a bank or broker-dealer) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty Ginnie Mae certificates or other mortgage-backed securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The fund receives a fee from the counterparty as consideration for entering into the commitment to repurchase. Dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the fund agrees to buy a security on a future date. A fund will not use such transactions for leverage purposes and, accordingly, will segregate cash, US government securities, or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions.

Dollar rolls are similar to reverse repurchase agreements (described below) because they involve the sale of a security coupled with an agreement to repurchase. Like borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, it forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the fund, thereby effectively charging the fund interest on its borrowing. Further, although the fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the fund's entry into the dollar roll.

Primary Risks. Dollar rolls involve potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the fund is able to repurchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |21|

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------

higher price than may otherwise be available on the open market. Since the counterparty is not required to deliver an identical security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys securities from a counterparty (e.g., a bank or securities firm) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest.

In a reverse repurchase agreement, a fund sells US government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. TIP will maintain for each fund a segregated custodial account containing cash, US government securities, or other appropriate assets having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings.


In addition, repurchase and reverse repurchase agreements may also involve the securities of certain foreign governments in which there is an active repurchase market. TAS and the money managers expect that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development ("OECD"). Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks.

Primary Risks. If the counterparty defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a fund may incur a loss upon their disposition. In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert this right. To evaluate this risk, TAS has been delegated responsibility by TIP's board of directors for monitoring the creditworthiness of those bank and non-bank dealers with which the funds enter into repurchase agreements. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying securities. While TIP's management acknowledges these risks, it is expected that they can be mitigated through stringent security selection criteria and careful monitoring procedures.

TYPES OF INVESTMENTS. Please see Appendix E for a table summarizing the principal investment strategies and investment types for the funds.


EQUITY SECURITIES. Equities are ownership interests possessed by shareholders in a corporation, commonly referred to as "stocks."

General Risks of Equity Securities. Common stock prices will decline over short or extended periods. Both the US and foreign stock markets tend to be cyclical with periods when stock prices generally rise and periods when prices generally decline.

Warrants. Warrants are instruments that give the holder the right to purchase the issuer's securities at a stated price during a stated term.

Primary Risks. Warrants involve a risk of loss of the warrant purchase price if the market price of the securities subject to the warrants does not exceed the price paid for the warrants plus the exercise price of the warrants.

Not more than 2% of a fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

Foreign Equities. Foreign equities include shares denominated in currencies other than the US dollar, including any single currency or multi-currency units, as well as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"). ADRs typically are issued by a US bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, which evidence ownership of either foreign or domestic underlying securities. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.


--------------------------------------------------------------------------------
|22|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------

Foreign financial markets generally have substantially less volume than US markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets settlements have sometimes been unable to keep pace with the volume of transactions, making it difficult to conclude such transactions.

Under certain adverse conditions, each fund may restrict the financial markets or currencies in which its assets are invested, and it may invest its assets solely in one financial market or in obligations denominated in one currency.

Primary Risks of Foreign Equities Generally. Like domestic stocks, foreign equities entail stock market risk. In addition, in certain foreign countries there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investment. There may be less publicly available information regarding operations and financial results, and foreign entities may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of US entities. A fund could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the fund will seek to minimize such withholding taxes whenever practical.

Risks Associated with Currency Exchange Rate Changes. Changes in foreign currency exchange rates may affect the value of a fund's investments. While a fund may hedge its assets against foreign currency risk, there can be no assurance that currency values will change as predicted, and a fund may suffer losses as a result of such hedging.

Emerging Markets Equities. Emerging markets countries (e.g., Brazil, Korea, Mexico, etc.) are generally considered to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. A company may be deemed in an emerging market country if (1) it is organized or has a principal office in an emerging market country, (2) the stock is traded on an exchange in an emerging market country, (3) most of its assets are in emerging markets, or (4) most of its revenues are from emerging markets countries.

Primary Risks of Emerging Markets Equities. In addition to the risks of foreign equities as set forth above, stock prices in emerging markets can be significantly more volatile than in developed nations, reflecting the greater uncertainties of investing in less established economies, in that the countries may:

1. have relatively unstable governments, raising the risk of sudden adverse government action and even nationalization of businesses,
2. place restrictions on foreign ownership or prohibitions on repatriation of assets, or
3.  provide relatively less protection of property rights.

In addition, their economies:

1.  may be based predominantly on one or a few industries,
2.  may be highly vulnerable to changes in local or global trade conditions, and
3.  may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Settlement and dividend collection procedures may be less reliable. These securities may have limited marketability and may be subject to more abrupt or erratic price movements.


DEBT SECURITIES. The characteristics and primary risks of the debt securities in which the funds may invest are described below.


Primary Risks of Debt Securities Generally. Debt securities entail interest rate, prepayment, extension, credit, and event risks.

Interest Rate Risk. Interest rate risk is the risk of fluctuations in bond prices due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. For a given change in interest rates, longer maturity bonds fluctuate more in price than shorter maturity bonds. To compensate investors for these larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds, other factors (including credit quality) being equal.

Because the fixed income funds' benchmarks have intermediate-term average weighted maturities, the funds are subject to moderate to high levels of interest rate risk, as is that portion of the Multi-Asset Fund normally invested in bonds.

Prepayment Risk. Prepayment risk is the possibility that, during periods of declining interest rates, higher-yielding securities with optional prepayment rights will be repaid before scheduled maturity, and a fund will be forced to reinvest the unanticipated payments at lower interest rates. Debt obligations that can be prepaid (including most mortgage-backed securities) will not rise as much in market value as


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |23|

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------

other bonds when interest rates fall.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the fund will suffer from an inability to invest in higher yielding securities.

Credit Risk. Credit risk is the risk that an issuer of securities will be unable to make payments of interest or principal. The credit risk assumed by a fund is a function of the credit quality of its underlying securities.

Event Risk. Event risk is the risk that corporate debt securities may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, are often financed by a significant increase in corporate debt. As a result of the added debt burden, the credit quality and market value of a firm's existing debt securities may decline significantly. While event risk may be high for certain securities held by the funds, event risk for each fund in the aggregate is low because of the number of issues held by each fund.

Bank Obligations. Each fund may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts.

1. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

2. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution.

3. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to the stated maturity based upon a specified market rate.

4. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods).

General economic conditions play an important part in the operations of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Time deposits that may be held by the funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

Foreign Bank Obligations. Obligations of foreign banks involve somewhat different investment risks than obligations of US banks. Their liquidity could be impaired because of future political and economic developments; they may be less marketable than comparable obligations of US banks; a foreign jurisdiction might impose withholding taxes on interest income payable on these obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations; the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks; or the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to US banks. Foreign banks generally are not subject to examination by any US government agency or instrumentality. Also, commercial banks located in some foreign countries combine commercial banking and diversified securities activities, thus increasing the risks of their operations.

Corporate Debt Securities. Corporate debt securities of domestic and foreign issuers include corporate bonds, debentures, notes, commercial paper, medium-term notes, variable rate notes, and other similar corporate debt instruments. Securities that are rated at least "BBB" by S&P or "Baa" by Moody's are generally described as investment-grade obligations.

Index Notes, Currency Exchange-Related Securities, and Similar Securities. Each fund may purchase notes whose principal amount and/or interest payments may vary in response to the change (if any) in specified exchange rates, commodities prices, or stock index levels. Currency-indexed obligations are securities whose purchase price and interest and principal payments are denominated in a foreign currency. The amount of principal payable by the issuer at maturity varies according to the change (if any) in the exchange rate between two specified currencies during the period from the instrument's issuance date to its maturity date. A fund may hedge the currency in which the obligation is denominated (or effect cross-hedges against other currencies) against a decline in the US dollar value of the investment. Each fund may also purchase principal exchange rate-linked securities and performance-indexed commercial paper. Each fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.


--------------------------------------------------------------------------------
|24|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------

Other Foreign Currency Exchange-Related Securities. Securities may be denominated in the currency of one nation although issued by a governmental entity, corporation, or financial institution of another nation. For example, a fund may invest in a British pound-denominated obligation issued by a US corporation.

Primary Risks. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. A fund's decision to invest in any foreign currency exchange-related securities is based on the same general criteria applicable to debt securities, including the fund's minimum ratings and investment quality criteria, with the additional element of foreign currency exchange rate exposure added to TAS's or the money manager's analysis of interest rates, issuer risk, and other factors.

Foreign Government and International and Supranational Agency Debt Securities. Obligations of foreign governmental entities include those issued or guaranteed by foreign governmental entities with taxing powers and those issued or guaranteed by international or supranational entities. These obligations may or may not be supported by the full faith and credit of a foreign government or several foreign governments. Examples of international and supranational entities include the International Bank for Reconstruction and Development ("World Bank"), the European Steel and Coal Community, the Asian Development Bank, the European Bank for Reconstruction and Development, and the Inter-American Development Bank. The governmental shareholders usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Loan Participations. A loan participation is an interest in a loan to a US corporation (the "corporate borrower") which is administered and sold by an intermediary bank. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the fund derives its rights from the intermediary bank which sold the loan participation. Such loans must be to issuers in whose obligations a fund may invest. Any participation purchased by a fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

Primary Risks. Because the bank issuing a loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for a fund to assert its rights against the underlying corporate borrower through the issuing bank, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the fund could be subject to delays, expenses, and risks which are greater than those which would have been involved if the fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by a borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited, and any such participation purchased by a fund will be treated as illiquid until the board of directors determines that a liquid market exists for such participations. Loan participations will be valued at their fair market value as determined by procedures approved by the board of directors.

Lower-Rated Debt Securities. Each fund may own debt securities of all grades, including both rated and unrated securities, provided however that not more than 5% of the Short-Term Fund and Government Bond Fund and not more than 10% of the other funds may be invested in securities that are rated below investment grade. Money managers of these funds will be obligated to liquidate, in a prudent and orderly manner, debt securities whose ratings fall below investment grade if the result of such downgrades is that these limitations are exceeded. "Investment grade" means a rating of:

1.  for securities, "BBB" or better by S&P or "Baa" or better by Moody's,
2.  for bank obligations, "B" or better by Thomson Bankwatch,
3. for commercial paper, "A-1" or better by S&P or "Prime-1" or better by Moody's,
4.  for foreign bank obligations, similar ratings by IBCA Ltd., or
5.  if unrated, determined by the money manager to be of comparable quality.

See Appendix B for a description of security ratings.

Primary Risks. Below investment grade securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, may be less liquid than securities in the higher rating categories, and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. The market value of lower-rated debt securities tends to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the

--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |25|

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------

general level of interest rates. Lower-rated debt securities also tend to be more sensitive to general economic conditions than are higher-rated debt securities.

Economic downturns have disrupted in the past, and could disrupt in the future, the high yield market and have impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or a period of rising interest rates, low investment grade issues may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time, and during periods of economic uncertainty the volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a fund to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities also may involve special registration responsibilities, liabilities, and costs. Prices for below investment grade securities may also be affected by legislative and regulatory developments.

Mortgage-Backed Debt Securities. Mortgage-backed securities are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans (the "underlying assets"). The two most common forms are:

1. Mortgage pass-throughs, which represent ownership interests in the underlying assets. Principal repayments and interest on the underlying assets are distributed monthly to holders.
2. Collateralized mortgage obligations (CMOs), which represent debt obligations secured by the underlying assets.

Certain mortgaged-backed securities represent an undivided fractional interest in the entirety of the underlying assets (or in a substantial portion of the underlying assets, with additional interests junior to that of the mortgage-backed security) and thus have payment terms that closely resemble the payment terms of the underlying assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying assets may cause the securities to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes on a periodic basis, typically monthly or quarterly. The principal of and interest on the underlying assets may be allocated among the several classes in many different ways. In a relatively common structure, payments of principal (including prepayments) on the underlying assets are applied to the classes in the order of their respective stated maturities so that no payment of principal will be made on any class until all other classes having an earlier stated maturity have been paid in full.

Mortgage-backed securities are typically backed by a pool of underlying assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, usually by the entity administering the underlying assets, to ensure that the receipt of payments on the underlying assets occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Governmental, government-related, and private entities may create new types of mortgage-backed securities offering asset pass-through and asset-collateralized investments in addition to those described above. As such new types of mortgage-related securities are developed and offered to investors, each fund will, consistent with its investment objectives, policies, and quality standards, consider whether such investments are appropriate.

The duration of a mortgage-backed security, for purposes of a fund's average duration restrictions, is computed based upon the expected average life of that security.

Primary Risks. Prepayments on asset-backed debt securities usually increase with falling interest rates and decrease


--------------------------------------------------------------------------------
|26|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------

with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition, the obligors of the underlying assets may default on their payments, creating delays or loss of principal.

Non-Mortgage Asset-Backed Securities. Non-mortgage asset-backed securities are debt securities which represent ownership interests in various forms of consumer credit receivables.

Primary Risks. Non-mortgage asset-backed securities involve certain risks not present in mortgage-backed securities. Most important, these securities do not have the benefit of a security interest in underlying assets. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical debt issue, and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Some forms of asset-backed securities are relatively new forms of investments. Although each fund will only invest in asset-backed securities believed to be liquid, because the market experience in certain of these securities is limited, the market's ability to sustain liquidity through all phases of a market cycle may not have been tested.

Municipal Debt Securities. Municipal debt securities may include such instruments as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales. Municipal bonds, which may be issued to raise money for various public purposes, include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. "Private activity" bonds, including industrial development revenue bonds, are a specific type of revenue bond backed by the credit and security of a private user. Revenue bonds are typically considered to have more potential risk than general obligation bonds.

Municipal obligations can have floating, variable, or fixed rates. Floating and variable rate obligations generally entail less interest rate risk than fixed rate obligations. Variable and floating rate obligations usually carry rights that permit a fund to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit and letters of credit, which will ordinarily be irrevocable, both of which are issued by domestic banks or foreign banks which have a branch, agency, or subsidiary in the United States. When considering whether an obligation meets a fund's quality standards, TAS and the money managers will look at the creditworthiness of the party providing the right to sell as well as the quality of the obligation itself.

The interest on private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax. Fund distributions which are derived from interest on municipal securities are taxable to members in the same manner as distributions derived from interest on taxable debt securities.

Securities Denominated in Multi-National Currency Units or More than One Currency. Multi-national currency unit securities are tied to currencies of more than one nation, including securities denominated in the currency of one nation but issued by a governmental entity, corporation, or financial institution of another nation.

US Treasury and US Government Agency Securities. US government securities include instruments issued by the US Treasury, including bills, notes, and bonds. These instruments are direct obligations of the US government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, maturities, and issuance dates. Other US government securities include securities issued by instrumentalities of the US government, such as Ginnie Mae, which are also backed by the full faith and credit of the United States. US government agency securities are instruments issued by instrumentalities established or sponsored by the US government, such as Sallie Mae, Fannie Mae, and Freddie Mac. While these securities are issued, in general, under the authority of an act of Congress, the US government is not obligated to provide financial support to the issuing instrumentalities.

Variable Amount Master Demand Notes. Variable amount master demand notes permit the investment of fluctuating


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |27|

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------

amounts at varying rates of interest pursuant to a direct arrangement between a fund (as lender) and the borrower. These notes are not transferable, nor are they rated ordinarily by either Moody's or S&P.

Zero Coupon Securities and Custodial Receipts. In addition to securities issued directly by the US Treasury, zero coupon securities include US Treasury bonds or notes whose unmatured interest coupons and receipts for their principal have been separated by their holder, typically a custodian bank or investment brokerage firm. Once "stripped" or separated, the principal and coupons are sold separately. The principal, or "corpus," is sold at a deep discount because the buyer receives only the right to receive a future fixed payment and does not receive any rights to periodic interest payments. The coupons may be sold separately or grouped with other coupons with like maturity dates and sold in a bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.

A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsels to the underwriters have issued the opinion that, for Federal tax and securities law purposes, purchasers of such certificates will most likely be deemed the beneficial holders of the underlying US Treasury securities.


The US Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). Under the STRIPS program, a purchaser's beneficial ownership of zero coupon securities is recorded directly in the book-entry recordkeeping system in lieu of holding certificates or other evidences of ownership of the underlying US Treasury securities.


INFLATION-LINKED SECURITIES

Inflation-linked bonds, such as the US Treasury Department's Treasury Inflation Protected Securities ("TIPS"), are linked to the inflation rate in the market of issuance. TIPS were first issued in 1997 and have been issued with maturities of 5, 10, and 30 years. The principal amount (payable at maturity) adjusts upward or downward every six months according to changes in the Consumer Price Index for Urban Consumers. The semi-annual interest payments are calculated as a fixed percentage of the inflation-adjusted principal amount. In addition to the US, other countries such as Australia, Canada, New Zealand, Sweden, and the United Kingdom issue inflation-linked bonds with features similar or identical to those of TIPS.

Primary Risks. In the event of deflation, the principal value of inflation-linked bonds will be adjusted downward, and as a result the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of at least the original face amount of principal upon maturity is guaranteed in the case of TIPS, even during a period of deflation, but may not be guaranteed by other issuers. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The current market value of the bonds is not guaranteed and will fluctuate.

The TIPS market is smaller than that of US Treasury securities that are not inflation-linked, and as a result TIPS may be less liquid than other US Treasury securities. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. There is no guarantee that the US Treasury will continue to issue TIPS, which may affect the liquidity and price of outstanding issues. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the actual rate of inflation in the price of goods and services.

DERIVATIVE SECURITIES

Futures Contracts. Each fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed income securities or foreign currencies or based on financial indices including any index of common stocks, US government securities, foreign government securities, or corporate debt securities. A fund may enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury bonds, Treasury notes, GNMA-modified pass-through mortgage-backed securities, and three-month US Treasury bills. Each fund also may enter into futures contracts based on securities that would be eligible investments for such fund and denominated in currencies other than the US dollar.


--------------------------------------------------------------------------------
|28|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------

US futures contracts have been designed by exchanges which have been designated as "contracts markets" by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


Futures contracts may be used as both hedging and income-enhancement strategies. As an example of a hedging transaction, a money manager holding a portfolio of equity securities and anticipating a near-term market decline might sell S&P 500 futures to obtain prompt protection pending an orderly portfolio liquidation. If the decline occurs, gains on the futures contract will offset at least in part the loss on the portfolio; if the money manager is wrong and the market rises, the loss on the futures contract will offset gains on the portfolio. Pursuant to an exemption from regulation by the CFTC, the TIP funds may utilize futures without limitation for both hedging and speculative purposes.


Although futures contracts by their terms call for actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract by entering into an offsetting futures contract with delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a fund will incur brokerage fees when it purchases or sells futures contracts.

At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on US exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment. It is also possible that initial margin requirements may be increased in the future by regulators. An outstanding futures contract is valued daily, and the payment in cash of "variation margin" will be required, a process known as "marking to the market." Each day the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.

Primary Risks. Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions related to (1) investors' obligations to meet additional variation margin requirements, (2) decisions to make or take delivery rather than to enter into offsetting transactions, and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate, or interest rate trends still may not result in a successful transaction.

If predictions about the general direction of securities market movements, foreign exchange rates, or interest rates are incorrect, a fund's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon. For example, if a fund had hedged against the possibility of an increase in interest rates that would adversely affect the price of debt securities held in its portfolio and interest rates decreased instead, the fund would lose part or all of the benefit of the increased value of its assets that it had hedged because it would have offsetting losses in its futures positions. In addition, particularly in such situations, if the fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be at increased prices reflecting the rising market. Consequently, the fund may have to sell assets at a time when it may be disadvantageous to do so.

A fund's ability to establish and close out positions in futures contracts and options on futures contracts depends on the existence of a liquid market. Although a fund typically will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any future date. If it is not possible to effect a closing transaction in a contract at a satisfactory price, the fund would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that a fund has sold and is unable to close, the fund would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. This situation could potentially persist for several consecutive trading days.


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |29|

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------

Risks of Foreign Currency Futures Contracts. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with forward contracts on foreign currencies. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a fund must accept or make delivery of the underlying foreign currency in accordance with any US or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by US residents and may be required to pay any fees, taxes, or charges associated with such delivery which are assessed in the country of the underlying currency.

Options on Futures Contracts. The purchase of a put or call on a futures contract is similar in some respects to the purchase of a put or call on an individual security or currency. Depending on the option's price compared to either the price of the futures contract upon which it is based or the price of the underlying asset, it may or may not be less risky than ownership of the futures contract or the underlying assets. A fund may purchase options on futures contracts for the same purposes as futures contracts themselves, i.e., as a hedging or income-enhancement strategy.

Writing a call option on a futures contract constitutes a partial hedge against declining prices of the underlying asset which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a fund will retain the full amount of the option premium, which provides a partial hedge against any decline in the fund's portfolio holdings.

Writing a put option on a futures contract constitutes a partial hedge against increasing prices of the underlying asset which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the fund intends to purchase. If a put or call option a fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

Primary Risks. The amount of risk a fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to correlation risk, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on foreign currency futures contracts may involve additional liquidity risk. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close positions in such options is subject to the maintenance of a liquid secondary market. Therefore, a fund will not purchase or write options on foreign currency futures contracts unless and until, in TAS's or the money manager's opinion, the market for such options has developed sufficiently that the risks of such options are not greater than the risks of the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential market risk to the fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when a position in options on foreign currency futures contracts would result in a loss whereas a position in the underlying futures contract would not, such as when there is no movement in the price of the underlying currency or futures contract.

Options on Foreign Currencies. Each fund may purchase and sell (or write) put and call options on foreign currencies to protect against a decline in the US dollar-equivalent value of its portfolio securities or payments due thereon or a rise in the US dollar-equivalent cost of securities that it intends to purchase. A foreign currency put option grants the holder the right, but not the obligation, to sell at a future date a specified amount of a foreign currency at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

Instead of purchasing a put option when it anticipates a decline in the dollar value of foreign securities due to adverse fluctuations in exchange rates, a fund could write a call option on the relevant currency. If the expected decline occurs, it is likely that the option will not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of foreign securities to be acquired, a fund could write a put option on the relevant currency. If exchange rates move as expected, the put will expire unexercised, and the fund will have hedged such increased costs up to the amount of the premium.

Primary Risks. As in the case of other types of options, the benefit to a fund from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require them to forgo a portion or all of the benefits of advantageous changes in such rates.


--------------------------------------------------------------------------------
|30|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------

The writing of a foreign currency option constitutes only a partial hedge up to the amount of the premium and only if exchange rates move in the expected direction. If this movement does not occur, the option may be exercised, and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Options on Securities. The funds may purchase and sell both exchange-traded and OTC options. Currently, although many options on equity securities and currencies are exchange-traded, options on debt securities are primarily traded in the over-the-counter market.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed. This clearing organization, in effect, guarantees every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty with no clearing organization guarantee. Thus, when the fund purchases OTC options, it relies on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option.

The writer of an exchange-traded option that wishes to terminate its obligation may do so by a "closing purchase transaction," i.e., buying an option of the same series as the option previously written. Options of the same series are options on the same underlying security or currency with the same expiration date and exercise price. Likewise, the holder of an option may liquidate a position by a "closing sale transaction," i.e., selling an option of the same series as the option previously purchased. In general, an OTC option may be closed out prior to expiration only by entering into an offsetting transaction with the same dealer.

A fund's transactions in options on securities and securities indices are governed by the rules and regulations of the respective exchanges, boards of trade, or other trading facilities on which the options are traded.

The funds will write only "covered" options. An option is covered if the fund owns an offsetting position in the underlying security or maintains cash, US government securities, or other liquid high-grade securities with a value sufficient at all times to cover its obligations.

Primary Risks. The value of an option reflects, among other things, the current market price of the underlying currency or security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying currency or security, and interest rates. Successful use of options depends in part on the ability of TAS or the money manager to forecast future market conditions. Options purchased by a fund that expire unexercised have no value, and therefore a loss will be realized in the amount of the premium paid plus related transaction costs.

The writer of a call option is obligated, upon its exercise, to sell the underlying securities or currency to the purchaser at the exercise price, thus losing the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. The writer of a put option is obligated, upon its exercise, to purchase the underlying securities or currency underlying the option at the exercise price. A writer might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price. Any losses are partially offset by the premium, which the writer retains regardless of whether the option is exercised.

A fund's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs. However, commissions and transaction costs of such hedging activities may be less than those associated with purchases and sales of the underlying securities or foreign currencies.

Risks of Exchange-Traded Options. A closing purchase or a closing sale transaction on an exchange-traded option can be made only where a secondary market exists for an option of the same series. For a number of reasons, a secondary market may not exist for options held by a fund, or trading in such options might be limited or halted by the exchange, thus making it impossible to effect closing transactions in particular options the fund owns. As a result, the fund would have to exercise the options in order to realize any profit. If the fund is unable to effect a closing purchase transaction in a secondary market in an option which the fund has written, it will not be able to sell the underlying security or currency until the option expires or deliver the underlying security or currency upon exercise or otherwise cover its position.

Risks of OTC Options. Exchange-traded options generally have a continuous liquid market, whereas OTC options may not have one. A fund usually will be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes an OTC option, it generally will be able to close it out prior to expiration only by entering into a closing purchase transaction with the same dealer. Although a fund will enter into OTC options only with dealers who agree to enter into and who are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the fund is able to effect a closing purchase transaction in a covered OTC call


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |31|

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------

option the fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. The inability to enter into a closing purchase transaction may result in material losses to the fund, for example, by limiting its ability to sell the underlying security while the option is outstanding. This may impair the fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In addition, if the counterparty becomes insolvent, the fund may be unable to liquidate an OTC option. Failure by the dealer to take delivery of the underlying securities would result in the loss of the premium paid by the fund as well as the loss of the expected benefit of the transaction. The funds will only purchase options from dealers determined to be creditworthy.

Risks of Foreign Currency Options. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the US options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets which cannot be reflected in the options markets until they reopen. Foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options. Investors may be at a disadvantage by having to deal in an odd lot market (usually consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Interest Rate and Currency Swaps. An interest rate swap is an agreement to exchange the interest generated by a fixed income instrument held by a fund for the interest generated by a fixed income instrument held by a counterparty, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. The value of the positions underlying such transactions may not represent more than 15% of a fund's assets. The fund will maintain a segregated account in the amount of the accrued excess, if any, of its obligations over its entitlements with respect to each swap.

Equity Swaps. Each fund may enter into equity swap contracts to invest in a particular market or issue (for example, a particular stock, an index of stocks or interests in a commingled investment vehicle) without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise deemed impracticable or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker-dealer.

Equity swaps may be structured in different ways. For example, a counterparty may agree to pay a fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the equity security, plus the dividends or distributions that would have been received on that equity security. In these cases, a fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the a fund on the equity swap contract would be the gain or loss on the notional amount plus dividends or distributions on the equity security, less the interest paid by the fund on the notional amount. In other cases, the counterparty and a fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in a different stock, index of stocks, or shares of a hedge fund.

A fund will generally enter into equity swaps on a net basis, such that the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a fund is contractually obligated to make. If the other party to an equity swap defaults, a fund's risk of loss consists of the net amount of payments that the fund is contractually entitled to receive, if any.

The fund may enter into liquidity or "put" agreements with the counterparty or a third party by which the fund will be entitled to sell, put, or otherwise cancel its obligations under a swap contract within no more than seven days' notice to the counterparty or third party. If the fund does not enter liquidity arrangements for a particular swap transaction, the transaction ordinarily would be considered "illiquid," and the value of a fund's positions underlying the transaction, combined with all other "illiquid" investments, may not represent more than 15% of a fund's assets.

Primary Risks. Swaps are available only from a limited number of counterparties and involve counterparty credit risk.


--------------------------------------------------------------------------------
|32|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS continued
--------------------------------------------------------------------------------

When-Issued and Forward Commitment Securities. Each fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. In such transactions, instruments are bought with payment and delivery taking place in the future but no later than 120 days after trade date. No income accrues prior to delivery. When a fund enters into such a transaction, it must establish a segregated account consisting of acceptable assets equal to the value of the when-issued or forward commitment securities. When a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.

Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure.

Primary Risks. The value of the security on the delivery date may be less than its purchase price, representing a loss for the fund. These transactions also involve counterparty risk. If the other party fails to perform or becomes insolvent, any accrued profits may not be available to a fund.


Cover for Strategies Using Derivative Instruments. Transactions using derivative financial instruments including but not limited to certain options, futures contracts, and options on futures contracts, expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.


OTHER INSTRUMENTS

Convertible Securities. A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price into a certain quantity of the common stock of the same or a different issuer. Through their conversion feature, these securities provide an opportunity to participate in advances in the price of the common stock into which the security may be converted.

Primary Risks. A convertible security entails market risk in that its market value depends in part on the price of the underlying common stock. Convertible securities also entail greater credit risk than the issuer's non-convertible senior debt securities to which they are usually subordinated.

Illiquid and Restricted Securities. Illiquid assets are investments that are difficult to sell at the price at which such assets are valued by the fund within seven days of the date of the decision to sell them. They may include:

1.  OTC options;

2. repurchase agreements, time deposits, and dollar roll transactions maturing in more than seven days;

3.  loan participations;

4. securities without readily available market quotations, including interests in private commingled investment vehicles in which a fund might invest; and

5.  certain restricted securities.

Primary Risks. Due to the absence of an organized market for such securities, the market value of illiquid securities used in calculating fund net asset values for purchases and redemptions can diverge substantially from their true value. Illiquid securities are generally subject to legal or contractual restrictions on resale, and their forced liquidation to meet redemption requests could produce large losses.

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each fund's investment policy states that typically it will not purchase or sell OTC options if, as a result of such transaction, the sum of (1) the market value of OTC options currently outstanding held by the fund, (2) the market value of the underlying securities covered by OTC call options currently outstanding sold by the fund, and (3) margin deposits on the fund's existing OTC options on futures contracts exceeds 15% of the net assets of the fund, taken at market value, together with all other assets of the fund that are illiquid or are not otherwise readily marketable.

This policy as to OTC options is not a fundamental policy of the funds and may be amended by the directors of TIP without the approval of TIP's or a fund's members. However, TIP will not change or modify this policy prior to a change or modification by the SEC staff of its position.

Securities Denominated in Multi-National Currency Units or More than One Currency. Each fund may invest in securities denominated in a multi-national currency unit,


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |33|

--------------------------------------------------------------------------------
                    POLICY IMPLEMENTATION AND RISKS concluded
--------------------------------------------------------------------------------

such as the euro. Each fund may also invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation, or financial institution of another nation.

COMMINGLED INVESTMENT VEHICLES

The funds may, subject to limitations, invest a portion of their assets in securities issued by other commingled investment vehicles whose expected returns are, in the judgment of TIP's directors, superior to those of money managers that the funds might employ directly.

Other Registered Investment Companies. A fund may invest in the shares of another registered investment company, including exchange-traded funds, up to the maximum amount permitted by the SEC (currently, 3% of the other registered investment company's outstanding shares). The funds will make such purchases in the open market and only when no commission or profit beyond the customary broker's commission results. As a shareholder in a registered investment company, the fund will bear its ratable share of that investment company's expenses, including its advisory and administration fees. The funds will not purchase shares of open-end companies without having any duplicative management fees waived.


The fund has applied to the Commission for an exemptive order which permits the fund to invest in another TIP fund, or in non-TIP funds. This is commonly referred to as cross-portfolio investing. Should such cross-portfolio investing occur, investors will not be double-charged advisory fees. Investors will pay advisory fees only on the funds in which they are directly invested. Shareholders of the funds will be notified of any changes should the exemptive order permitting cross-portfolio trading be granted.

Closed-End Investment Companies. Investments in closed-end funds may involve the payment of premiums above the net asset value of the issuers' portfolio securities. These are subject to limitations under the 1940 Act and are constrained by market availability (e.g., these investment companies are often "closed-end" companies that do not offer to redeem their shares directly). The funds do not intend to invest in such investment companies unless, in TAS's judgment, the potential benefits of such investments justify the payment of any applicable premium or sales charge. For instance, due to restrictions on direct investment by foreign entities in certain emerging market countries, purchasing shares of other investment companies may be the most practical or only manner in which the funds can invest in these markets.

Private Investment Funds. TAS may invest a portion of a fund's assets in securities issued by private investment funds. For example, TAS might elect to invest a portion of a fund's assets in an investment partnership whose manager TAS believes is especially skillful, but which is closed to new separate accounts, is unwilling to manage assets directly on a fund's behalf, or whose services can be purchased indirectly at a lower cost by investment in securities issued by an existing partnership or other commingled investment vehicle. Investment by a fund in the securities of a private investment company is not subject to the 3% limitation imposed on shares held by a fund in other registered investment companies but is subject to the 15% limitation on illiquid securities. The securities of a private investment company are generally illiquid, but may be deemed liquid by TIP's board of directors in accordance with its established guidelines. At December 31, 2003, Canyon Value Realization Fund, LP, a holding of Multi-Asset Fund, and Bessent Global Fund, LP, a holding of the Multi-Asset and International Equity Funds, were deemed liquid by the board of directors.

Exchange Traded Funds (ETFs). ETFs are registered investment companies that are traded, like individual stocks, on an exchange. They represent baskets of securities that seek to track the performance of certain indices. The indices include broad-market indices as well as more specific indices, including those relating to particular sectors, countries and regions. A fund may purchase ETF shares as an alternative to purchasing futures contracts, i.e., to obtain exposure to all or a portion of a stock market while maintaining flexibility to meet its liquidity needs.

Primary Risks. Funds that invest in a CIV bear its ratable share of expenses and are subject to management fees, including performance based fees in the case of private investment funds. These fees are not reflected in the TIP fund's expense ratio; rather, they are reflected as a reduction in the value of the fund's holding in the CIV. Because performance fees are based on the CIV's performance, not the TIP fund's, the TIP fund may pay performance fees even during a period when the TIP fund has a negative return. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to the value of its underlying holdings; (2) an active trading market for an ETF's shares may not develop or be maintained; and (3) trading in an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.



--------------------------------------------------------------------------------
|34|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                     BROKERAGE DIRECTION AND OTHER PRACTICES
--------------------------------------------------------------------------------


The debt securities in which TIP invests are traded primarily in the over-the-counter market by dealers who usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The cost of securities purchased from underwriters includes an underwriting commission or concession. Debt securities are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing transactions consists primarily of dealer spreads. In the markets in which a fund buys and sells its assets, depending upon the size of the transactions it executes, the spread between a security's bid and ask price is typically below 32 of 1% of the value of the transaction and often is much less. The spread is not included in the expenses of a fund and therefore is not subject to any expense cap; nevertheless, the incurrence of this spread, ignoring the other intended positive effects of the transaction, will decrease the total return of the fund. However, a fund will buy one asset and sell another only if TAS or the money managers believe it is advantageous to do so after considering the effects of the additional custodial charges and the spread on the fund's total return.

Since costs associated with transactions in foreign securities are usually higher than costs associated with transactions in domestic securities, the funds' operating expense ratios may be expected to be higher than those of an investment company investing exclusively in domestic securities.

The selection of a broker or dealer to execute portfolio transactions is usually made by a money manager. In executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund, subject to specific directions from TIP or TAS. Securities ordinarily are purchased in their primary markets, and a money manager will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including:


1.  the breadth of the market in the security,
2.  the price of the security,
3. the financial condition and execution capability of the broker or dealer, and
4. the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).


In addition, when selecting brokers or dealers and seeking the best overall terms available, TAS and the money managers are authorized to consider the "brokerage and research services," as defined in Section 28(e) of the Securities Exchange Act of 1934, provided to the funds, to TAS, or to the money manager. TAS and the money managers are authorized to cause the funds to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TIP, TAS, or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion.

The funds paid brokerage commissions as follows:

                                      1/1/03            1/1/02            1/1/01
                                    12/31/03          12/31/02          12/31/01

Multi-Asset                         $435,786          $317,800          $216,400
International Equity                $245,392          $308,188          $481,621
US Equity                           $249,331          $279,853          $486,411
Government Bond                           $0                $0                $0
Short-Term                                $0            $5,038           $11,765

Note: Because the Government Bond Fund commenced operations in 2003, no brokerage fees were paid during 2002 and 2001.

The following chart shows the value of TIP's aggregate holdings of securities by issuer for TIP's regular brokers or dealers (as defined in the 1940 Act) as of December 31, 2003.

TIFF MULTI-ASSET FUND
JP Morgan Chase & Co.                                                 $1,972,401
Deutsche Bank AG                                                       1,334,218
Citigroup                                                                854,304
Morgan Stanley & Co., Inc.                                             1,273,140
Nomura Securities International, Inc.                                    619,856
Lehman Brothers, Inc.                                                    393,822
Bear Stearns & Co., Inc.                                                 335,790
Goldman Sachs & Co.                                                      325,809
Barclays Capital, Inc.                                                   282,888
Investors Bank & Trust Co.                                            20,421,458

TIFF INTERNATIONAL EQUITY FUND
UBS AG                                                                  $751,976
Nomura Securities International, Inc.                                    510,871
Barclays Capital, Inc.                                                   637,166
Investors Bank & Trust Co.                                            11,043,025

TIFF US EQUITY FUND
Citigroup                                                             $2,236,044
Merrill Lynch Pierce Fenner & Co., Inc.                                  979,455
Bear Stearns & Co., Inc.                                                 383,760
JP Morgan Chase & Co.                                                    539,931
Lehman Brothers, Inc.                                                    440,154
Morgan Stanley & Co., Inc.                                               567,126
Investors Bank & Trust Co.                                             8,134,134

TIFF GOVERNMENT BOND FUND
Nomura Securities International, Inc.                                $12,500,000
Investors Bank & Trust Co.                                                28,945
Morgan Stanley & Co., Inc.                                            12,300,000
Bear Stearns & Co., Inc.                                               2,500,000

TIFF SHORT-TERM FUND
Investors Bank & Trust Co.                                            $1,033,000



--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |35|

--------------------------------------------------------------------------------
                               TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following summary of tax consequences does not purport to be complete. It is based on US federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify annually and elect to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a RIC, a fund must, among other things:

1. derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived from its business of investing in securities or foreign currencies (the "Qualifying Income Requirement");

2. diversify its holdings so that at the end of each quarter of the fund's taxable year:
    (a) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), US government securities, securities of other RICs, and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and
    (b) not more than 25% of the value of the fund's total assets is invested in the securities of any one issuer (other than US government securities or the securities of other RICs); and

3. distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any.

The US Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures, and forward contracts on foreign currency) not directly related to a RIC's principal business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

If, for any taxable year, a fund does not qualify as a RIC, all of its taxable income will be taxed to the fund at corporate rates. For each taxable year that the fund qualifies as a RIC, it generally will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) it distributes to its members. In addition, to avoid a non-deductible 4% federal excise tax, the fund must distribute during each calendar year at least 98% of its ordinary income (not taking into account any capital gains or losses) determined on a calendar year basis, at least 98% of its capital gains in excess of capital losses determined in general on an October 31 year-end basis, and any undistributed amounts from previous years. The fund intends to distribute all of its net income and gains by automatically reinvesting such income and gains in additional shares of the fund unless a member requests such distributions to be paid in cash. The fund will monitor its compliance with all of the rules set forth above.


TAX TREATMENT OF DISTRIBUTIONS. Dividends paid out of the fund's investment company taxable income will be taxable to the fund's members as ordinary income. If a portion of a fund's income consists of dividends paid by US corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction (assuming that the deduction is otherwise allowable in computing a member's federal income tax liability). Distributions of any net capital gains designated by the fund as capital gain dividends will be taxable to the members as long-term capital gains, regardless of how long they have held their fund shares, and are not eligible for the corporate dividends-received deduction. Members receiving distributions in the form of additional shares, rather than cash, will have a cash basis in each such share equal to the net asset value of a share of the fund on the reinvestment date.

A distribution of an amount in excess of a fund's current and accumulated earnings and profits will be treated by a member as a return of capital which is applied against and reduces the member's basis in its fund shares. To the extent that the amount of any such distribution exceeds the member's basis in its fund shares, the excess will be treated as gain from a sale or exchange of the shares.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a fund in October, November, or December with a record date in such a month and paid by the fund during January of the following calendar year. Such distributions will be taxable to members in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received. Each fund will inform members of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales of shares on or after May 6, 2003, and on certain qualifying dividend income. The rate



--------------------------------------------------------------------------------
|36|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                          TAX CONSIDERATIONS continued
--------------------------------------------------------------------------------


reductions do not apply to corporate taxpayers or to foreign shareholders. Each fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period requirement with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the fund invests do not pay significant dividends on their shares, the fund may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.


TAX TREATMENT OF SHARE SALES. Upon the sale or other disposition of shares of a fund or upon receipt of a distribution in complete liquidation of a fund, a member usually will realize a capital gain or loss which will be long term or short term, depending upon the member's holding period for the shares. Any loss realized on the sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by the member on a disposition of fund shares held by the member for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains deemed received by the member with respect to such shares.

TAX TREATMENT OF ZERO COUPON SECURITIES. Investments by a fund in zero coupon securities will result in income to the fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held. This is the case even though the fund receives no cash interest payments. This income is included in determining the amount of income which the fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax.

TAX TREATMENT OF HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by the Code section 1234.

Option Sales. The premium received by a fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is a short-term capital gain to the fund. If the fund enters into a closing transaction, the difference between the amount paid to close its position and the premium received is a short-term capital gain or loss. If a call option written by a fund is exercised, thereby requiring the fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security, and any resulting gain or loss will be a capital gain or loss and will be long term or short term depending upon the holding period of the security.

Option Purchases. With respect to a put or call option purchased by a fund, if the option is sold, any resulting gain or loss will be a capital gain or loss and will be long term or short term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long term or short term, depending upon the holding period of the option. If the option is exercised, the premium, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures, and forward contracts in which a fund may invest are "section 1256 contracts." Gains and losses on section 1256 contracts are usually treated as 60% long-term and 40% short-term capital gains or losses ("60/40 treatment") regardless of the fund's actual holding period for the contract. Also, a section 1256 contract held by a fund at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day ("mark to market treatment"), and any deemed gain or loss on the contract is subject to 60/40 treatment. Foreign currency gains or losses (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss.

A fund's hedging transactions may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the tax year in which such losses are realized. Further, a fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations pertaining to the straddle rules have been implemented, the tax consequences to the funds for engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the funds which is taxed as ordinary income when distributed to members.

A fund may make one or more of the elections available under the Code that are applicable to straddles. If a fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |37|

--------------------------------------------------------------------------------
                          TAX CONSIDERATIONS continued
--------------------------------------------------------------------------------

positions will be determined under rules that vary according to the election(s) made. The rules applicable under some of the elections may accelerate the recognition of gains or losses from the affected straddle positions. As a result, the amount of fund income distributed to members and taxed to them as ordinary income or long-term capital gains may be greater or lesser as compared to the amount distributed by a fund that did not engage in such hedging transactions.

TAX TREATMENT OF SHORT SALES. A fund will not realize gain or loss on the short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain regardless of the period for which the fund held the security used to close the short sale.

Constructive Sales. Under certain circumstances, a fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract, or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year if certain conditions are met.

TAX TREATMENT OF PARTNERSHIP INVESTMENTS. The current position of the Internal Revenue Service generally is to treat a RIC, i.e., each fund, as owning its proportionate share of the income and assets of any partnership in which it is a partner in applying the Qualifying Income Requirement and the asset diversification requirements set forth above for RICs. These requirements may limit the extent to which the funds may invest in partnerships, especially in the case of partnerships which do not primarily invest in a diversified portfolio of stocks and securities.

TAX TREATMENT OF FOREIGN CURRENCY-RELATED TRANSACTIONS. Gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues receivables or payables denominated in a foreign currency and the time the fund actually collects such receivables or pays such payables typically are treated as ordinary income or ordinary loss. Similarly, on disposition of certain options, futures, and forward contracts and on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to members as ordinary income.

TAX TREATMENT OF PASSIVE FOREIGN INVESTMENT COMPANIES (PFIC). If a fund invests in stock of certain foreign investment companies, the fund may be subject to US federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating on a pro rata basis such distribution or gain to each day of the fund's holding period for the stock. The distribution or gain so allocated to any tax year of the fund, other than the tax year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the tax year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its members.

In lieu of being taxable in the manner described above, each fund may be able to make an election to include annually in income its pro rata share of the ordinary earnings and net capital gain of any foreign investment company in which it invests, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the fund's investment company taxable income and net capital gain which, to the extent distributed by the fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the fund. In order to make this election, a fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a fund may be able to elect to mark to market the fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES. Fund income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a fund's total assets at the close of its tax year consists of securities of foreign corporations,


--------------------------------------------------------------------------------
|38|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                          TAX CONSIDERATIONS concluded
--------------------------------------------------------------------------------

the fund will be eligible and may elect to "pass through" to the fund's members the amount of foreign taxes paid by the fund. Pursuant to this election, a member will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the fund and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its US federal income tax liability, subject to limitations. Each member will be notified within 60 days after the close of the fund's tax year whether the foreign taxes paid by the fund will "pass through" for that year. With the possible exceptions of the Multi-Asset and International Equity Funds, it is not anticipated that the funds will be eligible to make this "pass-through" election. If a fund is not eligible to make the election to "pass through" to its members its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income, and distributions by the fund will be treated as US source income.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the member's US tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the fund's income flows through to its members. With respect to the funds, gains from the sale of securities will be treated as derived from US sources, and certain currency fluctuation gains (including fluctuation gains from foreign currency-denominated debt securities, receivables, and payables) will be treated as ordinary income derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the funds. Members who are not liable for federal income taxes other than the excise tax applicable to the net investment income of private foundations will not be affected by any such "pass through" of foreign tax credits.

DEBT-FINANCED SHARES. If a member that is exempt from federal income taxation under Code section 501(a) incurs indebtedness in connection with, or as a result of, its acquisition of fund shares, the shares may be treated as "debt-financed property" under the Code. In such event, part of all of any income or gain derived from the member's investment in those shares could constitute "unrelated business taxable income." Unrelated business taxable income in excess of $1000 in any year is taxable and will require a member to file a federal income tax return on Form 990-T.


BACKUP WITHHOLDING. A fund may be required to withhold US federal income tax at the rate of 28% of all amounts distributed or deemed to be distributed as a result of the automatic reinvestment by the fund of its income and gains in additional shares of the fund, and all redemption payments made to members who:


1.  fail to provide the fund with their correct taxpayer identification numbers,
2.  fail to make required certifications, or
3. who have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a member's US federal income tax liability. Corporate members and certain other members [including organizations exempt from federal income taxation under Code section 501(a)] are exempt from such backup withholding.

OTHER TAX CONSIDERATIONS. A fund may be subject to state, local, or foreign taxes in any jurisdiction in which the fund may be deemed to be doing business. In addition, members of a fund may be subject to state, local, or foreign taxes on distributions from the fund. In many states, fund distributions which are derived from interest on certain US government obligations may be exempt from taxation. Members should consult their own tax advisors concerning the particular tax consequences to them of an investment in the funds.


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |39|

--------------------------------------------------------------------------------
                               MEMBER INFORMATION
--------------------------------------------------------------------------------

MEMBER ACCOUNT RECORDS. Investors Bank, TIP's transfer agent, maintains an account for each member upon which the registration and transfer of shares are recorded. Any transfers are reflected by bookkeeping entry, without physical delivery. Certificates representing shares of a particular fund normally will not be issued to members. Written confirmations of purchases or redemptions are mailed to each member. Members also receive monthly account statements, which reflect shares purchased as a result of a reinvestment of fund distributions.


REQUESTS THAT MUST BE IN WRITING. TIP will require that a member provide requests in writing accompanied by a valid signature guarantee when changing certain information in an account, including wiring instructions. TIP, TAS, and Investors Bank will not be responsible for confirming the validity of written or telephonic requests.

INITIAL INVESTMENT. Organizations seeking to invest through TIP are asked to complete an account application, available through TAS. The completed application is submitted to TAS for review (so that TAS may verify the organization's eligibility for membership). TAS will contact the organization immediately if there is a question about eligibility, if the application is incomplete, or if for any other reason the account cannot be established by the initial investment date specified by the organization on the application. Funds should be wired by the organization and received by Investors Bank on the specified initial investment date. Detailed wiring instructions are provided on the account application.

SUBSEQUENT INVESTMENTS. In many cases, organizations may make additional purchases in existing accounts or increase the number of funds in which they invest by contacting TAS by phone. To ensure that the transaction can occur on the date preferred by the organization, TAS should be provided with as much advance notice as possible. Under certain circumstances, TAS may ask a member organization to verify or supplement the information in the account application that is on file.


--------------------------------------------------------------------------------
                         CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


MEMBER VOTING RIGHTS AND PROCEDURES. Each member has one vote in director elections and on other matters submitted to members for their vote for each dollar of net asset value held by the member. Matters to be acted upon affecting a particular fund, including approval of the advisory and manager agreements with TAS and the money managers, respectively, and the submission of changes of fundamental investment policies of a fund, will require the affirmative vote of a majority of the members of such fund. The election of TIP's board of directors is voted upon by members on a TIP-wide basis. TIP is not required to hold annual member meetings. Member approval will be sought only for certain changes in TIP's or a fund's operation and for the election of directors under certain circumstances. Members may remove directors at a special meeting. A special meeting of TIP shall be called by the directors upon written request of members owning at least 10% of TIP's outstanding shares.

FINANCIAL REPORTS. Members receive semi-annual unaudited financial statements and annual audited financial statements. Members may also receive additional reports concerning the funds or their money managers from TAS.

MARKET AND MANAGER COMPARISONS. TIP may also from time to time compare its funds' returns and expense ratios to relevant market indices and manager or mutual fund averages, such as those reported by Morningstar, Lipper Analytical Services, Valueline, or other similar services.


--------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

BUSINESS DAYS. Currently, there are 11 holidays during the year which are not Business Days: New Year's Day, Dr. Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans' Day, Thanksgiving, and Christmas. TIP will not accept purchase or redemption orders on these holidays.


NET ASSET VALUE. The net asset value per share is determined by dividing the total market value of each fund's investments and other assets, less any liabilities, by the total outstanding shares and adjusting to the nearest cent. Net asset value per share is determined at 4:00 p.m. Eastern Time on each business day.


CALCULATING AN INDIVIDUAL SECURITY'S VALUE. Securities listed on a US securities exchange for which market quotations


--------------------------------------------------------------------------------
|40|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time at which such securities are valued. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into US dollars at the mean price of such currencies against US dollars as provided by an independent pricing supplier. All fund securities listed on Nasdaq for which market quotations are available are valued at the Nasdaq official closing price on the day the valuation is made. All fund securities, other than securities listed on Nasdaq, for which over-the-counter market quotations are readily available (including asset-backed securities) are valued at the latest bid price (ask for shorts). Deposits and repurchase agreements are valued at their cost plus accrued interest unless TAS or the money manager whose segment of a fund owns them determines in good faith, under procedures established by and under the general supervision of TIP's board of directors, that such value does not approximate the fair value of such assets. Positions (e.g., futures and options) listed or traded on an exchange are valued at their last sale price on that exchange or, if there were no sales that day for a particular position, at the closing bid price. Unlisted securities and listed US securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the ask prices nor less than the bid prices. The value of other assets is determined in good faith by TAS (or the money manager whose segment of the fund owns them) at fair value under procedures established by and under the general supervision of TIP's board of directors.


--------------------------------------------------------------------------------
                          ADDITIONAL SERVICE PROVIDERS
--------------------------------------------------------------------------------


SERVICE PROVIDER SELECTION CRITERIA. TIP and TAS rely heavily on outside service providers to perform most functions their directors deem may be delegated. TIP's fund administrator, custodian, transfer agent, independent accountant, and legal counsel were selected based on the following criteria:


1.  corporate goals and cultures that are consistent with TIP's mission;
2. qualified, well-trained, motivated personnel at all levels of the organization;
3. a demonstrated commitment to providing high quality services at competitive prices; and
4. a demonstrated mastery of the regulatory environment in which they and their clients operate.

CUSTODIAN, FUND ACCOUNTING AGENT, TRANSFER AGENT, ADMINISTRATOR, REGISTRAR, AND DIVIDEND DISBURSING AGENT. Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, serves as the custodian of the funds' assets as well as their administrator, accounting agent, transfer agent, registrar, and dividend disbursing agent. As custodian, Investors Bank may employ sub-custodians outside the United States.


OPERATIONS MONITORING AGENT. EOS Fund Services LLC, 26 West 17th Street, Suite 601, New York, NY 10011, is Operations Monitoring Agent for the TIFF Investment Program, Inc.


LEGAL COUNSEL. Dechert, LLP, 1775 Eye Street NW, Washington, DC 20006-2401, is TIP's legal counsel, for which it is compensated directly by TIP.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP serves as TIP's independent accountants.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The funds' audited Financial Statements, including the Financial Highlights, for the period ended December 31, 2003, appearing in the Annual Report to members and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are hereby incorporated by reference in this Statement of Additional Information. The Annual Report will be delivered to members upon request.


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |41|

--------------------------------------------------------------------------------
                      APPENDIX A -- DESCRIPTION OF INDICES
--------------------------------------------------------------------------------

OVERVIEW. This Appendix describes the various indices referenced in this prospectus and Statement of Additional Information. The indices described below will be used to gauge the performance of individual funds and individual money managers, with certain money managers' fees tied directly to the money managers' returns relative to the returns produced by their respective indices (hereinafter referred to as "benchmarks"). The following information with respect to each index has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

EXPLANATION OF HOW INDICES WILL BE USED. The table below denotes the indices relevant to each fund and to those money managers whose compensation will be tied to their relative performance. As shown, in some cases the money managers have comparative indices different than the overall benchmark of the funds that employ them. In all such cases, however, the securities included in the money managers' benchmarks are subsets of the securities included in the relevant fund's performance benchmark.


FUND/MONEY MANAGER                       INDEX

TIFF MULTI-ASSET FUND                    INFLATION + 5% AND CONSTRUCTED INDEX
                                           (described in prospectus)
Aronson+Johnson+Ortiz, LP                S&P 500 Index
Bessent Capital LLC                      Merrill Lynch 3-month Treasury bills
                                           plus 5% per annum
Canyon Capital Advisors, LLC             Merrill Lynch 3-month Treasury bills
                                           plus 5% per annum
Delaware International Advisers, Ltd.    MSCI All Country World Index
Farallon Capital Management, LLC         Merrill Lynch 3-month Treasury bills
                                           plus 5% per annum
Harding, Loevner Management, LP          MSCI All Country World Index
K.G. Redding & Associates, LLC           Morgan Stanley REIT Index
Lone Pine Capital LLC                    Merrill Lynch 3-month Treasury bills
                                           plus 5% per annum
Marathon Asset Management, Ltd.          MSCI All Country World Index
Maverick Capital, Ltd.                   Merrill Lynch 3-month Treasury bills
                                           plus 5% per annum
Och-Ziff Capital Management Group        Merrill Lynch 3-month Treasury bills
                                           plus 5% per annum
Regiment Capital Management, LLC         Merrill Lynch High Yield Master II
                                           Constrained Index
Smith Breeden Associates, Inc.           Citigroup 10-year US Treasury Index
                                           and 10-year Treasury Inflation
                                           Protected Security
Toscafund, Limited                       Merrill Lynch 3-month Treasury bills
                                           plus 5% per annum
Wellington Management Company, LLP       50% Energy, 30% Metals & Mining, and
                                           20% Paper & Forest Products sectors
                                           of MSCI World Index

TIFF INTERNATIONAL EQUITY FUND           MSCI ALL COUNTRY WORLD EX US INDEX
Bessent Capital LLC                      Merrill Lynch 3-month Treasury bills
                                           plus 5% per annum
Delaware International Advisers Ltd.     MSCI All Country World ex US Index
Harding, Loevner Management, LP          MSCI All Country World ex US Index
Lansdowne Partners Limited               Merrill Lynch 3-month Treasury bills
                                           plus 5% per annum
Marathon Asset Management, Ltd.          MSCI All Country World ex US Index

TIFF US EQUITY FUND                      WILSHIRE 5000 TOTAL MARKET INDEX
Adage Capital Management, LP             S&P 500 Index
Aronson+Johnson+Ortiz, LP                S&P 500 Index
Martingale Asset Management, LP          Customized for TIFF US Equity Fund
Palo Alto Investors                      Russell 2000 Index
Shapiro Capital Management Company, Inc. Russell 2000 Index
Westport Asset Management, Inc.          Russell 2000 Index

TIFF GOVERNMENT BOND FUND                CITIGROUP 10-YEAR US TREASURY INDEX
Smith Breeden Associates, Inc.           Citigroup 10-year US Treasury Index

TIFF SHORT-TERM FUND                     MERRILL LYNCH 6-MONTH TREASURY BILL
                                           INDEX
Fischer Francis Trees & Watts, Inc.      Merrill Lynch 6-month Treasury Bill
                                           Index



--------------------------------------------------------------------------------
|42|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                 APPENDIX A -- DESCRIPTION OF INDICES continued
--------------------------------------------------------------------------------

The intent of performance-based fee arrangements entailing benchmarks that are narrower than the overall benchmark for the fund employing such arrangements is to compensate managers fairly based on their performance relative to benchmarks that reflect adequately their particular focus and investment disciplines. For example, although the US Equity Fund's overall benchmark is the Wilshire 5000, the fund's large cap specialist may invest substantially all of its segment of the fund in such securities that are significantly larger in market capitalization than the Wilshire 5000 average, and it is both fairer to this money manager and in the fund's best interests to tie this money manager's fees to its performance relative to the S&P 500 rather than to the Wilshire 5000. Although compensating managers based on their performance relative to performance benchmarks that are narrower than those of the funds that employ them may mean that some managers will receive relatively high fees even if the funds that employ them underperform their overall benchmarks, careful structuring of fee arrangements and careful allocation of assets among money managers can reduce the probabilities that a given fund will fail to meet its performance objective. Each fund seeks to produce total returns net of all expenses that exceed those of its performance benchmark.

EXPLANATION OF "CAPITALIZATION WEIGHTING." Several of the indices described below are "capitalization weighted." Capitalization weighting is a method of weighting each component security in an index by its market value (also commonly referred to as "capitalization") so that it will influence the index in proportion to its respective size. The price of any stock multiplied by the number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security. Market values for individual stocks are added together to obtain their group market value. With respect to fixed income indices, the term "capitalization weighting" is seldom used, but the method used to prepare such indices resembles capitalization weighting in the sense that each issue's weighting in the index reflects the total outstanding market value of that issue as of the measurement date. This method is sometimes referred to as "market value weighting."


TIFF MULTI-ASSET FUND BENCHMARK. The Multi-Asset Fund's primary objective is to produce an inflation-adjusted return of 5% or more over the long term. To facilitate assessment of active strategies employed by the fund, the fund also measures its performance against a constructed index comprising 46% MSCI All Country World Index; 20% 3-month Treasury bill plus 5% per annum; 3% Merrill Lynch High Yield Master II Constrained Index; 3% Morgan Stanley REIT Index; 20% inflation-hedging index; and 8% Citigroup 10-year Treasury Index. The inflation-hedging index has two components: a 7% allocation to resource-related stocks, comprising 50% MSCI Energy, 30% MSCI Metals & Mining, and 20% MSCI Paper & Forest Products, and a 13% allocation to inflation-linked bonds.


FOREIGN COMMON STOCK INDICES


MSCI All Country World Index. The MSCI All Country World Index is a capitalization-weighted index intended to portray the total return produced by a representative group of all domestically listed stocks in each component country. As of December 31, 2003, the MSCI All Country World Index consisted of 2,206 companies traded on stock markets in 49 countries. The weighting of the index by country is indicated in the exhibit entitled MSCI Country Weights that follows. Unlike certain other broad-based indices, the number of stocks included in the MSCI All Country World Index is not fixed and may vary to enable the index to continue to reflect the primary home markets of the constituent countries. Changes in the index will be announced when made.

MSCI All Country World ex US Index. Similar to the MSCI All Country World Index, the MSCI All Country World ex US Index is a capitalization-weighted index intended to portray the total return produced by a representative group of all domestically listed stocks in each component country. As of December 31, 2003, the MSCI All Country World ex US Index consisted of 1,746 companies traded on stock markets in 48 countries. The MSCI All Country World ex US Index is used as the performance benchmark for the International Equity Fund because, in the opinion of TIP's directors, it represents the universe of non-US stocks in which a properly diversified group of active international equity managers of the type TAS seeks to assemble invest.


US COMMON STOCK INDICES


Russell 2000 Index. The Russell 2000 Index is a capitalization-weighted index that consists of the smallest 2000 companies in the Russell 3000 Index, which is composed of 3000 large US companies, as determined by market capitalization. The Russell 3000 Index represents approximately 98% of the investable US equity market. The companies in the Russell 2000 Index represent approximately 8% of the Russell 3000 Index total market capitalization, with an average capitalization of $443.5 million as of the latest reconstitution. The largest company in the index had an approximate market capitalization of $1.2 billion. The market capitalization of each security is adjusted for private holdings and cross-ownership to determine its weight in the index. This method counts only the "investable" portion of the universe, i.e., that segment in which investors can freely transact shares. Only common stocks belonging to corporations domiciled in the US and its territories are eligible for inclusion in the Russell indices.


S&P 500 Index. The S&P 500 Index is a capitalization-weighted index intended to portray the total return produced by a representative group of US common stocks. Construction


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |43|

--------------------------------------------------------------------------------
                 APPENDIX A -- DESCRIPTION OF INDICES continued
--------------------------------------------------------------------------------

of the index proceeds from industry groups to the whole. Currently there are four groups: 400 Industrials, 40 Utilities, 20 Transportation, and 40 Financial. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest US publicly traded companies. Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must, in general, be responsive to changes in industry affairs. The formula adopted by Standard & Poors is generally defined as a "base-weighted aggregate" expressed in relatives with the average value for the base period (1941-1943) equal to 10. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value.


Wilshire 5000 Total Market Index. The Wilshire 5000 Total Market Index is a capitalization-weighted index which consists of all US common stocks that trade on a regular basis on either the New York or American Stock Exchange or on the Nasdaq over-the-counter market. More than 5,700 stocks are included in the Wilshire 5000 Total Market Index. These stocks include the large-capitalization stocks that comprise the S&P 500 Index as well as the medium- and small-capitalization companies that comprise the Wilshire 4500 Index. The Wilshire 5000 is used as the performance benchmark for the US Equity Fund because, in the opinion of TIP's directors, it represents the universe of stocks in which most active domestic equity managers invest and is representative of the performance of publicly traded domestic equities most institutional investors purchase. The capitalization of the index is approximately 78.0% NYSE, 0.6% AMEX, and 21.4% Nasdaq.


BOND INDICES

10-year Treasury Inflation Protected Securities. Treasury inflation protected securities are issued by the US Treasury Department. The principal value of these securities is indexed to the Consumer Price Index. The principal value increases in inflationary periods and decreases in deflationary periods. While semi-annual coupon payments are based on the adjusted principal value, the principal adjustment is paid only at maturity. Should deflation occur during the life of the security, the US Treasury Department guarantees that the maturity value of the security will not be less than 100% of face value.

Merrill Lynch US High Yield Master II Constrained Index. This index tracks the performance of below investment-grade, US dollar-denominated corporate bonds publicly issued in the US domestic market. Yankee bonds are included in the index provided the issuer is domiciled in a country having an investment grade foreign currency long-term debt rating; 144A issues are not included until they are exchanged for registered securities. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $100 million. Bonds must be rated below investment grade based on a composite of Moody's and S&P. The index is rebalanced on the last calendar day of the month. The index limits the portion represented by any single issuer to not more than two percent.


Morgan Stanley REIT Index. The Morgan Stanley REIT Index is a capitalization-weighted, total return index comprising the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index began on December 31, 1994, and is reconstituted quarterly. At December 31, 2003, the dividend yield of the index was 5.6%.

Citigroup 10-year US Treasury Index. This index measures the total return for the current 10-year "on the run" Treasuries. The index is reconstituted monthly and includes Treasuries that have been in existence the entire month. As of December 31, 2003, the modified duration of the index was 8.2 years.


SHORT-TERM INDICES


Merrill Lynch 3-month US Treasury Bill Index. The3-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury bill that natures closest to, but not beyond, 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-year bill to be selected.



--------------------------------------------------------------------------------
|44|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                 APPENDIX A -- DESCRIPTION OF INDICES concluded
--------------------------------------------------------------------------------


Merrill Lynch 6-month US Treasury Bill Index. The 6-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that natures closest to, but not beyond, 6 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year bill to be selected.

MSCI COUNTRY WEIGHTS (as of December 31, 2003)

                                                 MSCI                MSCI
                                             ALL COUNTRY          ALL COUNTRY
INDEX:                                          WORLD             WORLD EX US

Benchmark for:                               Certain MAF      TIFF International
                                               Managers           Equity Fund

EUROPE                                           28.7%               60.4%
  Austria                                         0.1%                0.2%
  Belgium                                         0.4%                0.9%
  Denmark                                         0.3%                0.6%
  Finland                                         0.7%                1.4%
  France                                          4.0%                8.4%
  Germany                                         2.9%                6.1%
  Greece                                          0.2%                0.4%
  Ireland                                         0.3%                0.6%
  Italy                                           1.6%                3.3%
  Netherlands                                     2.1%                4.4%
  Norway                                          0.2%                0.4%
  Portugal                                        0.1%                0.3%
  Spain                                           1.5%                3.1%
  Sweden                                          0.9%                1.9%
  Switzerland                                     3.0%                6.3%
  United Kingdom                                 10.5%               22.0%

PACIFIC                                          11.8%               24.7%
  Australia                                       2.0%                4.3%
  Hong Kong                                       0.6%                1.4%
  Japan                                           8.6%               18.2%
  New Zealand                                     0.1%                0.2%
  Singapore Free                                  0.3%                0.7%

NORTH AMERICA                                    55.0%                5.3%
  Canada                                          2.5%                5.3%
  United States                                  52.5%

EMERGING MARKETS                                  4.5%                9.5%
  Argentina                                       0.0%                0.1%
  Brazil Free                                     0.4%                0.9%
  Chile                                           0.1%                0.2%
  China Free                                      0.4%                0.7%
  Colombia                                        0.0%                0.0%
  Czech Republic                                  0.0%                0.0%
  Egypt                                           0.0%                0.0%
  Hungary                                         0.0%                0.1%
  India                                           0.3%                0.5%
  Indonesia Free                                  0.1%                0.1%
  Israel                                          0.1%                0.3%
  Jordan                                          0.0%                0.0%
  Korea                                           0.8%                1.7%
  Malaysia Free                                   0.2%                0.4%
  Mexico
  Mexico Free                                     0.3%                0.6%
  Morocco                                         0.0%                0.0%
  Pakistan                                        0.0%                0.0%
  Peru                                            0.0%                0.1%
  Philippines
  Philippines Free                                0.0%                0.0%
  Poland                                          0.1%                0.1%
  Russia                                          0.2%                0.5%
  South Africa                                    0.6%                1.3%
  Taiwan                                          0.6%                1.2%
  Thailand Free                                   0.1%                0.3%
  Turkey                                          0.1%                0.2%
  Venezuela                                       0.0%                0.0%

  TOTAL                                          100.0%              100.0%

Data Credit: Morgan Stanley Capital International Perspective.
Note: Numbes may not add to totals due to rounding.



--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |45|

--------------------------------------------------------------------------------
                    APPENDIX B -- QUALITY RATING DESCRIPTIONS
--------------------------------------------------------------------------------

STANDARD & POORS CORPORATION

AAA. Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality obligations. Their capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only by a small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB AND LOWER. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings AA to C may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Municipal notes issued since July 29, 1984, are designated "SP-1," "SP-2," or "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign is added to those issues determined to possess overwhelming safety characteristics.

A-1. Standard & Poors Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2. The capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC.

Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, foreseeable changes are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or because fluctuations of protective elements may be of greater amplitude, or because there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds rated A possess many favorable investment attributes and may be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa. Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

B AND LOWER. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default of there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through C in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and


--------------------------------------------------------------------------------
|46|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
               APPENDIX B -- QUALITY RATING DESCRIPTIONS concluded
--------------------------------------------------------------------------------

the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's ratings for state, municipal, and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of great importance in long-term borrowing risk are of lesser importance in the short run.

MIG-1. Notes bearing this designation are of the best quality, enjoying strong protection, whether from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

MIG-2. Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

FITCH IBCA/DUFF & PHELPS/THOMSON BANKWATCH

Fitch's long-term ratings are designed to assess a bank's exposure to, appetite for, and management of risk, and thus represent Fitch's view on the likelihood that a bank would run into significant difficulties such that it would require financial support.

A. A very strong bank. Characteristics may include outstanding profitability and balance sheet integrity, franchise, management, operating environment, or prospects.

B. A strong bank. There are no major concerns regarding the bank.
Characteristics may include strong profitability and balance sheet integrity, franchise, management, operating environment, or prospects.

C. An adequate bank which, however, possesses one or more troublesome aspects. There may be some concerns regarding its profitability and balance sheet integrity, franchise, management, operating environment, or prospects.

D. A bank which has weaknesses of internal or external origin. There are concerns regarding its profitability and balance sheet integrity, franchise, management, operating environment, or prospects.

E. A bank with very serious problems which either requires or is likely to require external support.

In addition, Fitch uses gradations among these five ratings, i.e., A/B, B/C, C/D, and D/E.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1. Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |47|

--------------------------------------------------------------------------------
                     APPENDIX C -- SERVICE PROVIDER PROFILES
--------------------------------------------------------------------------------


EOS FUND SERVICES LLC

Operations Monitoring Agent for the TIFF Investment Program, Inc.

ORGANIZATION

26 West 17th Street, Suite 601
New York, NY 10011
phone: 212-243-5038
fax:   212-243-5251

Founded in 2003

CLIENTS SERVED

Investure, LLC
Fischer Francis Trees & Watts, Inc.
TIFF Investment Program, Inc.
  Sponsored by TIFF Advisory Services, Inc.

KEY PERSONNEL

WILLIAM E. VASTARDIS, Founder, President, and Managing Member
BS, Villanova University
previous experience: Managing Director, Fund Administration,
Investors Capital Services, Inc.

BERNADETTE O'NEIL, Managing Director
BA, University of Pennsylvania
MBA, Columbia University
previous experience: Investors Capital Services, Inc.;
Morgan Stanley Capital International

RONALD WILHELM, Managing Director
BA, Brigham Young University
MA, Brigham Young University
JD, Brigham Young School of Law
previous experience: Jones, Day; Morgan Stanley

DESCRIPTION OF SERVICES

EOS Fund Services LLC ("EOS") is an independent provider of oversight and consulting services to institutional investment management firms. EOS assists its clients in managing their mutual funds and other pooled investment products, apart from portfolio management and asset gathering.

As operations monitoring agent, EOS is responsible for oversight and coordination of TIP's service providers, including the audit firm, outside counsel, the custodian, transfer agent, fund accounting agent, and fund administrator, but excluding the investment adviser and money managers. EOS also ensures compliance with the Sarbanes-Oxley Act, the USA PATRIOT Act and other regulation, and consults on non-routine issues such as fund start-ups and liquidations. EOS seeks to ensure an enhanced standard of care in a cost-efficient manner by filling a role otherwise filled by an in-house staff and by leveraging expertise gleaned from working with more than one investment management firm.

EOS currently monitors approximately $7.5 billion in mutual fund, limited partnership and hedge fund assets.



--------------------------------------------------------------------------------
|48|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
                APPENDIX C -- SERVICE PROVIDER PROFILES continued
--------------------------------------------------------------------------------

INVESTORS BANK & TRUST COMPANY

Administrator, Custodian and Transfer Agent for the TIFF Investment Program,
Inc.

ORGANIZATION

200 Clarendon Street
Boston, MA 02116
phone: 617-937-6700
fax:   617-937-6033

Providing securities processing services since 1969. Additional offices in Dublin, Sacramento, Toronto, and the Cayman Islands.

SERVICES


Global and Domestic Custody              Securities Lending
Multi-Currency Fund Acctg                Foreign Exchange
Fund Administration                      Cash Management
Transfer Agency                          Transition Management
Investment Advisor Custody Services      Benefit Payment Services
Trustee Services                         Performance Measurement
Back/Middle Office Outsourcing           Strategic Consulting and Product
Master Trust Accounting                    Development

DIMENSIONS

$1.05 trillion Assets under Administration
2,800 Daily Priced Funds
over 600 Global Funds
Global Network in 99 Countries
2,400 Employees

CUSTODIAL OR TRANSFER AGENCY CLIENTS

AEGON / Transamerica                     HSBC Republic
Alliance Capital Management              ICMA Retirement Corporation
Allmerica Financial                      ING / Aetna Financial Services
Allstate Life                            Investec Asset Management
Atlas Funds                              John Hancock Life Insurance Co.
AXA Investment Managers                  J.P. Morgan Chase
Bailard, Biehl & Kaiser                  Julius Baer
Barclays Global Investors                Lazard Asset Management
Boston Advisors (MONY)                   Lehman Brothers
Brandes Investment Partners              MassMutual Financial Group
CDC Nvest                                Merrill Lynch
Commonfund                               Oakmark Funds
Credit Agricole Asset Management         PIMCO
David L. Babson & Co., Inc.              RS Investments
Deutsche Bank                            Pioneer / Unicredito
Diversified Investment Advisors (AEGON)  Prudential
Eaton Vance Corp.                        Standard Life
E*Trade                                  State Farm Investment Management
Fiduciary / Franklin Templeton           TIFF Investment Program
  Investments.                           Trust Company of the West
Fischer Francis Trees & Watts, Inc.      UBS PaineWebber
Glenmede Trust Company                   William Blair & Co.
Goldman Sachs Asset Management
Grantham, Mayo, Van Otterloo & Co., Inc.


Service Approach

Investors Bank focuses its resources on developing the people, systems, and technology to support the ever-changing financial services industry. The bank is committed to tailored, responsive service built on a conscious strategy of employing professional personnel at all levels and supporting them with extensive training and sophisticated technology. The bank's structure is designed to facilitate quick, accurate responses by expert professionals who are dedicated to individual clients.

In order to provide clients with the best service at a competitive price, Investors Bank relies on fully integrated, state-of-the-art systems. For example, the high level of automation with the Investors Bank Fund Accounting and Custody Tracking System (FACTS) has elevated the typical fund accountant's role away from mundane tasks like data entry to more analytical and control-oriented tasks. The benefits to clients are increased control, improved accuracy, and ultimately superior service.

Investors Bank's client base is global in scope and includes some of the most recognized institutions in the business. Responsiveness and attention to detail are the foundation for the long-term partnerships between the bank and its clients.

The transfer agency operations of Investors Bank focus on the institutional investor. Highly trained shareholder servicing personnel are dedicated to each client and become intimately familiar with that client's products. The result is a satisfied investor whose inquiries are addressed by a shareholder representative who knows both the investor's account history and the product options available.

KEY PERSONNEL

KEVIN SHEEHAN, Chairman and CEO
BA, University of Massachusetts
previous experience: Senior Vice President, Bank of New England

MICHAEL ROGERS, President
BA, Boston College
MBA, College of William and Mary
previous experience: Manager, Bank of New England

ROBERT MANCUSO, Senior VP, Marketing / Client Management
BA, Finance, Boston College
MBA, Boston College


--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |49|

--------------------------------------------------------------------------------
               APPENDIX C -- SERVICE PROVIDER PROFILES concluded
--------------------------------------------------------------------------------

QUASAR DISTRIBUTORS, LLC
Fund Distributor for the TIFF Investment Program, Inc.

ORGANIZATION

615 East Michigan Street
Milwaukee, WI 53202
phone: 414-287-3994
fax:   414-212-7005

Fund Distributor
Founded in 2000

A subsidiary of Firstar/US Bancorp Mutual Fund Services Founded in 2000

DESCRIPTION OF SERVICES

Quasar exclusively distributes mutual fund products and is a NASD Member Broker/Dealer registered in 50 states. Quasar reviews, negotiates, and executes selling and servicing agreements with external distribution channels and provides consulting and guidance for licensing registration of staff of mutual fund clients. Quasar also provides principal review and filing of all sales literature and advertising materials with the NASD, representing the client in all interactions with the NASD. Quasar's promotional services include target marketing, distribution channel analysis, consulting, advertising coordination, sales reporting, and Website management and design.

KEY PERSONNEL

JIM SCHOENIKE, President
TERESA COWEN, Vice President

CLIENTS SERVED


Cullen Funds Trust                       Strategies 1 Fund
Country Mutual Funds Trust               Blue & White Fund (Blue and White
The Hennessy Mutual Funds, Inc.            Investment Management, LLC)
The Hennessy Funds, Inc.                 Al Frank Fund
Kit Cole Investment Trust                Dow Jones Islamic Index
Everest Funds                            Optimum Q Funds
Brandywine Advisors Fund                 Matrix Asset Advisor Value Fund, Inc.
Light Revolution Fund, Inc.              Brazos Mutual Funds
The Jensen Portfolio                     Prudent Bear Mutual Funds
First American Insurance Portfolios,     Hollencrest (AST)
  Inc.                                   Permanent Portfolio
The Lindner Funds                        Guinness Atkinson Funds
AHA Investment Funds                     Buffalo Funds
Wexford Trust, The Muhlenkamp Fund       MP63 Fund
Mutuals.com, The Generation Wave Funds,  NorCap Funds
  VICE Fund                              Alpine Income Trust
First American Funds, Inc.               Kirr Marbach Partners Funds, Inc.
First American Investment Funds, Inc.    Advisor Series Trust (AST
First American Strategy Funds, Inc       Professionally Managed Portfolios (PMP
Zodiac Trust, Conning Money Market       Brandes Investment Trust, Brandes
  Portfolio                                Institutional International Equity
CCMA Select Investment Trust               Fund
CCM ADVISORS FUNDS                       Rainier Funds
Glenmede Fund, Inc. & Glenmede           SEIX Funds, Inc.
  Portfolios                             TIFF Investment Program, Inc.
Fort Pitt Capital Funds                  FFTW Funds, Inc.
Jacob Internet Fund                      Harding Loevner Funds, Inc.
The Teberg Fund                          Fremont Funds
Alpine Series Trust                      Masters' Select Funds
Alpine Equity Trust                      The Osterweis Strategic Income Fund
LKCM Funds                               Builders Fixed Income Fund, Inc.
Monetta Fund, Inc.
Monetta Trust
Thompson Plumb Funds, Inc.
Alternative Investment Advisors, Alpha

--------------------------------------------------------------------------------
               APPENDIX D -- PROXY VOTING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------

TIP'S POLICY WITH RESPECT TO THE VOTING OF PROXIES ON SECURITIES HELD BY THE FUNDS.

In general, TAS will vote shares in accordance with the recommendations of Institutional Shareholder Services (ISS), with the following exceptions:

o Money managers may recommend to TAS a vote for or against a specific proxy item. TAS will evaluate the manager's arguments to determine the appropriate vote, paying special attention to whether there is a conflict of interest between TAS or the money manager and the fund's members.

o Certain countries block sales of shares that have been voted ("share blocking countries"). Given TAS's position that the risks of not being able to execute trades in share blocking countries tend to outweigh the benefits of voting, TAS will abstain from votes in a share blocking country unless a money manager requests that TAS vote on an issue, in which case only that manager's shares will be voted.

o TAS may refrain from voting a particular proxy when TAS concludes that the costs associated with voting that proxy may outweigh the potential benefits to the TIP portfolios (e.g., certain cases of share blocking issues as discussed above).

TAS may depart from ISS recommendations anytime it concludes that it is in the best interest of the members. TIP will maintain a written record of each such departure.



--------------------------------------------------------------------------------
|50|  April 30, 2004  -  TIP SAI                                          [LOGO]

--------------------------------------------------------------------------------
            APPENDIX E -- INVESTMENT STRATEGIES AND INVESTMENT TYPES
--------------------------------------------------------------------------------

                                         Multi-Asset     International      US Equity        Government       Short-Term
                                            Fund          Equity Fund          Fund           Bond Fund          Fund
Asset-Backed Securities                       +                X                 X                X                X
Bank Obligations                              o                X                 X                X                o
Commingled Investment Vehicles                +                +                 +                X                X
Convertible Securities                        o                X                 X                X                X
Corporate Debt Instruments                    o                X                 X                X                X
Derivative Securities                         +                +                 +                +                o
Dollar Roll Transactions                      o                X                 X                X                o
Domestic Equities                             +                o                 +                X                X
Duration Management                           +                X                 X                +                +
Emerging Market Debt Instruments              o                X                 X                X                X
Emerging Market Equities                      o                +                 X                X                X
Foreign Currency Hedging                      o                +                 X                X                X
Foreign Debt Instruments                      o                X                 X                X                X
Foreign Equities                              +                +                 o                X                X
Foreign Government, International
  and Supranational Debt                      o                X                 X                X                X
High Yield Securities                         o                X                 X                X                X
Illiquid and Restricted Securities            +                +                 +                X                X
Indexed Notes, Currency
  Exchange-Related Securities
  and Similar Securities                      +                X                 X                X                X
Inflation-Indexed Securities                  +                X                 X                X                +
Interest Rate, Currency, Index
  and Total Return Swaps                      o                o                 o                o                o
Loan Participations and Assignments           o                X                 X                X                X
Mortgage-Backed Securities                    o                X                 X                X                o
Municipal Debt Securities                     o                X                 X                X                X
Repurchase and Reverse
  Repurchase Agreements                       o                +                 +                +                +
Securities Denominated in
  Multi-National Currency Units
  or More Than One Currency                   o                o                 X                X                X
Securities Lending                            o                o                 o                o                o
Short Sales Transactions                      o                o                 o                o                o
Synthetic Securities                          o                o                 o                o                o
US Government and
  Agency Securities                           +                o                 o                +                +
Warrants                                      o                o                 o                X                X
When Issued, TBA & Forward
  Commitment Securities                       o                X                 X                X                o
Zero Coupon Securities                        o                X                 X                X                o

+     Principal investment strategies or security types
o     Possible investment strategies or security types
X     Fund does not presently invest in such securities



--------------------------------------------------------------------------------
[LOGO]                                          TIP SAI  -  April 30, 2004  |51|

      -------------------------------------------------------------------

      [LOGO] THE INVESTMENT FUND FOR FOUNDATIONS
             Enhancing the investment returns of non-profit organizations

             590 Peter Jefferson Parkway, Suite 250
             Charlottesville, Virginia 22911
             Phone:                                          434-817-8200
             Fax:                                            434-817-8231
             Website:                                        www.tiff.org

             Electronic mail inquiries:
             Services offered by TIFF:                      info@tiff.org
             Member-specific account data:        memberservices@tiff.org
             Manager selection procedures:              managers@tiff.org

             For further information about any of TIFF's services, please contact TIFF at the coordinants furnished above. The funds are distributed by Quasar Distributors, LLC.

      -------------------------------------------------------------------


--------------------------------------------------------------------------------
|52|  April 30, 2004  -  TIP SAI                                          [LOGO]

Part C  OTHER INFORMATION

Item 23. Exhibits

The following exhibits are incorporated herein by reference, are not required to be filed or are filed herewith (as indicated):

                  (a) Articles of Incorporation, dated December 24, 1993. (previously filed as Exhibit No. (1) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A).

                  (b) By-laws. (previously filed as Exhibit No. (2) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A).

                  (b1) Amended and Restated By-laws (previously filed as Exhibit (b1) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A).

                  (c)    Not Applicable.

                  (d1) Advisory Agreement, dated February 10, 1994, between the Registrant (TIFF U.S. Equity Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5a) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                  (d2) Advisory Agreement, dated February 10, 1994, between the Registrant (TIFF International Equity Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5b) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                  (d5) Advisory Agreement, dated February 10, 1994, between the Registrant (TIFF Short-Term Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5e) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                  (d7) Money Manager Agreement, dated April 18, 1994, between the Registrant (TIFF International Equity Fund) and Delaware International Advisers, Ltd. (previously filed as Exhibit No. (5k) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                  (d9) Money Manager Agreement, dated May 16, 1994, between the Registrant (TIFF Short-Term Fund) and Fischer Francis Trees & Watts, Inc. (previously filed as Exhibit No. (5p) to Post-Effective Amendment No. 1 to Registrant's Registration Statement on N-1A).

                  (d10) Money Manager Agreement, dated April 18, 1994, between the Registrant (TIFF International Equity Fund) and Harding, Loevner Management, L.P. (previously filed as Exhibit No. (5r) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                  (d11) Money Manager Agreement, dated March 16, 1994, between the Registrant (TIFF International Equity Fund) and Marathon Asset Management, Ltd. (previously filed as Exhibit No. (5w) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                  (d12) Money Manager Agreement, dated March 16, 1994, between the Registrant (TIFF U.S. Equity Fund) and Palo Alto Investors (previously filed as Exhibit No. (5y) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                  (d16) Money Manager Agreement, dated March 16, 1994, between the Registrant (TIFF U.S. Equity Fund) and Westport Asset Management, Inc. (previously filed as Exhibit No.
                         (5ee) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                  (d17) Money Manager Agreement, dated March 31, 1995 between the Registrant (TIFF Multi-Asset Fund) and Delaware International Advisers, Ltd. (previously filed as Exhibit No. 5hh) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on N-1A).

                  (d18) Money Manager Agreement, dated March 31, 1995 between the Registrant (TIFF Multi-Asset Fund) and Harding, Loevner Management, L.P. (previously filed as Exhibit No. (5jj) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on N-1A).

                  (d20) Money Manager Agreement, dated March 31, 1995 between the Registrant (TIFF Multi-Asset Fund) and Wellington Management Company (previously filed as Exhibit No.
                         (5pp) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on N-1A).

                  (d22) Advisory Agreement, dated March 31, 1995, between the Registrant (TIFF Multi-Asset Fund) and Foundation Advisers, Inc. (previously filed as Exhibit (5zz) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A).

                  (d24) Money Manager Agreement, dated June 2, 1997, between the Registrant (TIFF U.S. Equity Fund) and Shapiro Capital Management Co. (previously filed as Exhibit
                         (5aad) to Post-Effective Amendment No. 7 to
                         Registrant's Registration Statement on Form N-1A).

                  (d26) Money Manager Agreement, dated December 24, 1998, between the Registrant (TIFF U.S. Equity Fund) and Aronson + Partners (previously filed as Exhibit (d)(52) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A).

                  (d27) Money Manager Agreement, dated September, 1998, between the Registrant (TIFF U.S. Equity Fund and TIFF Multi-Asset Fund) and Martingale Asset Management, L.P., (previously filed as Exhibit (d)(54) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A).

                  (d28) Money Manager Agreement, dated January 4, 2000, between the Registrant (TIFF U.S. Equity Fund and TIFF Multi-Asset Fund) and Oechsle International Advisors, LLC., (previously filed as Exhibit (d)(28) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

                  (d33) Money Manager Agreement between the Registrant (TIFF Multi-Asset Fund) and Delaware International Advisers Ltd. previously filed as Exhibit (d)(33) to Post-Effective Amendment No. 22 to Registrants' Registration Statement on Form N-1A).

                  (d34) Form of Money Manager Agreement between the Registrant (TIFF U.S. Equity Fund) and Martingale Asset Management, LP previously filed as Exhibit (d)(34) to Post-Effective Amendment No. 22 to Registrants' Registration Statement on Form N-1A).

                  (d36) Form of Money Manager Agreement between the Registrant (TIFF Multi-Asset Fund and TIFF Government Bond Fund) and Smith Breeden Associates, Inc. (previously filed as Exhibit (d) (36) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A).

                  (d37) Amendment to Money Manager Agreement between Registrant (TIFF International Equity Fund) and Delaware International Advisers, Ltd. (previously filed as Exhibit (d) (37) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A).

                  (d38) Form of Money Manager Agreement dated June 10, 2003 between the Registrant (TIFF Multi-Asset Fund) and K.G. Redding & Associates LLC (previously filed as Exhibit
                         (d) (38) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

                  (d39) Form of Money Manager Agreement dated June 10, 2003 between the Registrant (TIFF Multi-Asset Fund) and Marathon Asset Management Ltd. (previously filed as Exhibit (d) (39) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

                  (d40) Advisory Agreement dated March 28, 2003 between the Registrant (TIFF Government Bond Fund) and Foundation Advisers, Inc. (previously filed as Exhibit (d) (40) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

                  (d41) Amendment Agreement No. 1 to Advisory Agreement between the Registrant (TIFF Multi-Asset Fund) and TIFF Advisory Services, Inc. (formerly Foundation Advisers, Inc.) (previously filed as Exhibit (d) (41) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

                  (d42) Amendment Agreement No. 1 to Advisory Agreement between the Registrant (TIFF International Equity Fund) and TIFF Advisory Services, Inc. (formerly Foundation Advisers, Inc.) (previously filed as Exhibit (d) (42) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

                  (d43) Amendment Agreement No. 1 to Advisory Agreement between the Registrant (TIFF US Equity Fund) and TIFF Advisory Services, Inc. (formerly Foundation Advisers, Inc.) (previously filed as Exhibit (d) (43) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

                  (d44) Amendment Agreement No. 1 to Advisory Agreement between the Registrant (TIFF Government Bond Fund) and TIFF Advisory Services, Inc. (formerly Foundation Advisers, Inc.) (previously filed as Exhibit (d) (44) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

                  (d45) Amendment Agreement No. 1 to Advisory Agreement between the Registrant (TIFF Short-Term Fund) and TIFF Advisory Services, Inc. (formerly Foundation Advisers, Inc.) (previously filed as Exhibit (d) (45) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

                  (d46) Form of Amended Advisory Agreement between the Registrant (TIFF Short-Term Fund) and TIFF Advisory Services, Inc. (previously filed as Exhibit (d) (46) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

                  (e) Distribution Agreement, dated October 1, 2001, between Registrant, Quasar Distributors, LLC and Investors Bank & Trust (previously filed as Exhibit (e) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A).

                  (f)    Not Applicable.

                  (g) Custodian Agreement, dated February 10, 1994, between the Registrant and Investors Bank & Trust Company. (previously filed as Exhibit No. (8) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                  (g1) Amendment No. 1 to the Amended and Restated Custodian Agreement between TIFF Investment Program, Inc. and Investors Bank & Trust Company dated March 14, 1997 (previously filed as Exhibit (8a) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A).

                  (g2) Delegation Agreement, dated May 12, 1998 between the Registrant and Investors Bank & Trust Company (previously filed as Exhibit (g)(2) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A).

                  (g3) Amendment to Custodian Agreement, between the Registrant and Investors Bank & Trust Company dated May 29, 1998 (previously filed as Exhibit (g)(3) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A).

                  (g4) Amended and Restated Delegation Agreement between the Registrant and Investors Bank & Trust Company (previously filed as Exhibit No. (g4) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on N-1A).

                  (g5) Custodian Agreement, dated August 15, 2003, between the Registrant and Investors Bank & Trust Company is filed herewith.

                  (h) Transfer Agency and Service Agreement, dated February 10, 1994, between the Registrant and Investors Bank & Trust Company. (previously filed as Exhibit No. (9a) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                  (h1) Administration Agreement, dated May 29, 1998, between the Registrant and Investors Capital Services, Inc., (previously filed as Exhibit (h)(3) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A).

                  (h2) Administration Agreement, dated August 15, 2003, between the Registrant and Investors Bank & Trust Company is filed herewith.

                  (h3) Transfer Agency and Service Agreement, dated August 15, 2003, between the Registrant and Investors Bank & Trust Company is filed herewith.

                  (h4) Operations Monitoring Agreement, dated August 15, 2003, between TIFF Investment Program, Inc. and EOS Fund Services LLC is filed herewith.

                  (i) Opinion and Consent of Counsel. (previously filed as Exhibit No. (10) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                  (j)    Consent of the Independent Auditor is filed herewith.

                  (k)    Not Applicable.

                  (l) Purchase Agreement, dated March 29, 1994, for Initial Capital between Registrant and The John D. and Catherine T. MacArthur Foundation. (previously filed as Exhibit No. (13) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                  (m)    Not Applicable.

                  (n)    Not Applicable.

                  (p1) Code of Ethics of TIFF Investment Program, Inc. and TIFF Advisory Services, Inc. (formerly Foundations Advisors, Inc.), (previously filed as Exhibit (h2) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A).

                  (p2) Code of Ethics of Aronson + Partners (previously filed as Exhibit (h)(3) to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A).

                  (p4) Code of Ethics of Delaware International Advisers Ltd., (previously filed as Exhibit (h5) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

                  (p6) Code of Ethics of Fischer Francis Trees & Watts, Inc., (previously filed as Exhibit (h7) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

                  (p7) Code of Ethics of Harding, Loevner Management, LP, (previously filed as Exhibit (h8) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

                  (p9) Code of Ethics of Marathon Asset Management, Ltd., (previously filed as Exhibit (h10) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A).

                  (p10) Code of Ethics of Martingale Asset Management, L.P., (previously filed as Exhibit (h11) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

                  (p12) Code of Ethics of Palo Alto Investors, (previously filed as Exhibit (h13) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

                  (p14) Code of Ethics of Shapiro Capital Management Co., Inc., (previously filed as Exhibit (h15) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A).

                  (p16) Code of Ethics of Wellington Management Company, (previously filed as Exhibit (h17) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

                  (p17) Code of Ethics of Westport Asset Management, Inc., (previously filed as Exhibit (h18) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A).

                  (p21) Code of Ethics of Smith Breeden Associates, Inc. (previously filed as Exhibit (p)(21) to Post-Effective Amendment No. 22 to Registrants' Registration Statement on Form N-1A).

                  (p22) Code of Ethics of K.G. Redding & Associates, LLC (previously filed as Exhibit (p)(22) to Post-Effective Amendment No. 24 to Registrants' Registration Statement on Form N-1A).

                  (p23) Revised Code of Ethics of Marathon Asset Management, Ltd. (previously filed as Exhibit (p)(23) to Post-Effective Amendment No. 24 to Registrants' Registration Statement on Form N-1A).

                  (p24) Revised Code of Ethics of Fischer Francis Trees & Watts, Inc. (previously filed as Exhibit (p)(24) to Post-Effective Amendment No. 24 to Registrants' Registration Statement on Form N-1A).

                  (p25) Form of revised Code of Ethics of Aronson + Johnson + Ortiz, LP (previously filed as Exhibit (p)(25) to Post-Effective Amendment No. 24 to Registrants' Registration Statement on Form N-1A).

                  (p26) Form of revised Code of Ethics of Martingale Asset Management, L.P. (previously filed as Exhibit (p)(26) to Post-Effective Amendment No. 24 to Registrants' Registration Statement on Form N-1A).

                  (q1) Powers of Attorney as previously filed as Exhibit (q) to Post-Effective Amendment No. 21 Registrants' Registration Statement on Form N-1A.

                  (q2) Powers of Attorney for Sheryl L. Johns and Suzanne Brenner (previously filed as Exhibit (q)(2) to Post-Effective Amendment No. 24 to Registrants' Registration Statement on Form N-1A).

Item 24  Persons Controlled by or under Common Control with the Registrant

None.

Item 25  Indemnification.

      The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgements, fines, settlements and expenses to the fullest extent allowed, and in the manner provided, by applicable federal and Maryland law, including Section 17(h) and (i) of the Investment Company Act of 1940. In this regard, the Registrant undertakes to abide by the provisions of Investment Company Act Releases No. 11330 and 7221 until amended or superseded by subsequent interpretation of legislative or judicial action.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26  Business and Other Connections of Investment Adviser.

      The business and other connections of TIFF Advisory Services, Inc.(formerly known as Foundation Advisers, Inc.) (the Adviser) is on the Uniform Application for Investment Adviser Registration ("Form ADV") as currently on file with the Commission (File No. 801-45618) the text of which is hereby incorporated by reference.

Item 27  Principal Underwriter.

(a) Quasar Distributors, LLC also acts as principal underwriter for the following investment companies:

      Cullen Funds Trust (Quasar client since 7/1/00)
      Country Mutual Funds Trust (Quasar client since 9/1/00) Multiple Series
         Trust
      The Hennessy Mutual Funds, Inc. (Quasar client since 10/1/00)
      The Hennessy Funds, Inc. (Quasar client since 10/1/00)
      Kit Cole Investment Trust (Quasar client since 11/1/00)
      Everest Funds (Quasar client since 11/1/00)
      Brandywine Advisors Fund (Quasar client since 11/1/00)
      Quasar does not underwrite the other series of Brandywine Blue Fund, Inc., the Brandywine Blue Fund)
      Light Revolution Fund, Inc. (Quasar client since 1/1/01)
      The Jensen Portfolio (Quasar client since 3/12/01)
      First American Insurance Portfolios, Inc. (Quasar client since 5/2/01)
      The Lindner Funds (Quasar client since 5/15/01)
      AHA Investment Funds (Quasar client since 6/1/01)
      Wexford Trust, The Muhlenkamp Fund (Quasar client since 6/19/01) Mutuals.com, The Generation Wave Funds, VICE Fund (launch date 8/30/02)
         (Quasar client since 6/21/01)
      First American Funds, Inc. (Quasar client since 10/1/01) Multiple Series
         Trust
      First American Investment Funds, Inc. (Quasar client since 10/1/01)
      First American Strategy Funds, Inc. (Quasar client since 10/1/01)
      Zodiac Trust, Conning Money Market Portfolio (Quasar client since 9/19/01)
         Multiple Series Trust
      CCMA Select Investment Trust (Quasar client since 12/01/01) Multiple
         Series Trust
      CCM ADVISORS FUNDS (Quasar client since 12/01/01) Multiple Series Trust Glenmede Fund, Inc. & Glenmede Portfolios (Quasar client since 9/01/01)
         Multiple Series Trust
      Fort Pitt Capital Funds (Quasar client since 12/28/01)
      Jacob Internet Fund (Quasar client since 3/1/02)
      The Teberg Fund (Quasar client since 3/11/02) Addition to AST, MST
      Alpine Series Trust (Quasar client since 3/22/02)
      Alpine Equity Trust (Quasar client since 4/1/02)
      LKCM Funds (Quasar client since 5/1/02)
      Monetta Fund, Inc. (Quasar client since 5/1/02)
      Monetta Trust (Quasar client since 5/1/02)
      Thompson Plumb Funds, Inc. (Quasar client since 7/17/02)
      Alternative Investment Advisors, Alpha Strategies 1 Fund, (Quasar client since 8/1/02)
      Blue & White Fund (Blue and White Investment Management, LLC), (Quasar
         client since 8/13/02)
      Al Frank Fund (part of AST MST), (Quasar client since 8/20/02)
      Dow Jones Islamic Index, (Quasar client since 8/26/02)
      Optimum Q Funds (MDT Advisers, Inc.), (Quasar client since 10/1/02)
      Matrix Asset Advisor Value Fund, Inc. (Quasar acted as sub-distributor since 10/1/01, named underwriter effective 11/22/02)
      Brazos Mutual Funds, (Quasar client since 11/25/02)
      Prudent Bear Mutual Funds, (Quasar client since 12/1/02)
      Hollencrest (AST), (Quasar client since 12/16/02)
      Permanent Portfolio (Quasar client since 3/16/03)
      Guinness Atkinson Funds (Quasar client since 4/25/03) Formerly Investec
         Domestic Funds.
      Buffalo Funds (Quasar client since 5/1/03)
      MP63 Fund (Quasar client since 6/23/03)
      NorCap Funds (Quasar client since 6/18/03)
      Alpine Income Trust [Municipal MM Fund, Tax Optimized Income Fund],
         Quasar client since 9/8/03
      Kirr Marbach Partners Funds, Inc.

      INVESTMENT COMPANIES FOR WHICH QUASAR ACTS AS PRINCIPAL UNDERWRITER, DUE
         TO FFDI MERGER, EFFECTIVE 10/1/01:

      ADVISOR SERIES TRUST (AST), (Quasar client since 10/1/01) Multiple Series
         Trust

            Individual Trusts:

                  American Trust Allegiance Fund
                  Avatar Advantage Equity Allocation Fund
                  Capital Advisors Growth Fund
                  Chase Growth Fund
                  Edgar Lomax Value Fund
                  The Jacobs Fund
                  National Asset Management Core Equity Fund
                  Segall Bryant & Hamill Mid Cap Fund
                  The McCarthy Fund (formerly Trust for Investment Managers,
                     MST, effective change 6/7/02)
                  Name change to McIntyre Global Equity Fund, formerly The
                     Dessauer Global Equity Fund, (Quasar client since 10/1/01) (formerly individual fund client, merged into AST, effective change 10/25/02) (Name change to McIntyre Global Equity Fund, 10/1/03)
                  PIC Investment Trust Funds, (Quasar client since 10/1/01)

      PROFESSIONALLY MANAGED PORTFOLIOS (PMP), (Quasar client since 10/1/01),
         Multiple Series Trust

            Individual Trusts:

                  Hester Total Return Fund (11/18/02 name change, formerly
                     Avondale Hester Total Return Fund)
                  Lighthouse Opportunity Fund
                  Portfolio 21
                  The Osterweis Fund
                  Women's Equity Mutual Fund
                  Villere Balanced Fund (formerly Trust for Investment Managers,
                     MST, effective change 6/7/02)
                  Fund X Funds, DAL Investment Company (Quasar client since
                     11/1/01) (formerly Trust for Investment Managers, MST, now Professionally Managed Portfolios, MST, effective change 6/21/02)
                  Duncan-Hurst Aggressive Growth
                  Duncan-Hurst International Growth Fund
                  Leonetti Balanced Fund
                  The Perkins Opportunity Fund
                  The Perkins Discovery Fund
                  Brandes Investment Trust, Brandes Institutional International
                     Equity Fund, (Quasar client since 10/1/01)
                  Rainier Funds, (Quasar client since 10/1/01)
                  SEIX Funds, Inc. (Quasar client since 10/1/01)
                  TIFF Investment Program, Inc., (Quasar client since 10/1/01) FFTW Funds, Inc., (Quasar client since 10/1/01)
                  Harding Loevner Funds, Inc., (Quasar client since 10/1/01) Fremont Funds (Quasar client since 10/1/01)
                  Masters' Select Funds, (Quasar client since 10/1/01)
                  The Osterweis Strategic Income Fund, (Quasar client since
                     8/30/02)

(b) Information regarding Quasar Distributors, LLC is described in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.

                  CRD # on Form BD

                  103848

(c) Not applicable

Item 28  Location of Accounts and Records.

            All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder will be maintained at the offices of the Investment Adviser, the Custodian and the Administrator.

            TIFF Advisory Services, Inc. (formerly Foundation Advisers, Inc.) 590 Peter Jefferson Parkway
            Charlottesville, Virginia 22911

            EOS Fund Services LLC
            26 W. 17th Street, Suite 601
            New York, New York 10011

            Investors Bank & Trust Company
            200 Clarendon Street
            Boston, Massachusetts 02116-9130

Item 29  Management Services.

Not applicable.

Item 30  Undertakings.

Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlottesville and the Commonwealth of Virginia as of the 29th day of April, 2004.

                                        TIFF INVESTMENT PROGRAM, INC.
                                        Registrant


                                        By: /s/ Richard J. Flannery
                                            ------------------------------
                                            Richard J. Flannery, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement had been signed below by the following persons in the capacities as of April , 2004 indicated.


/s/ Richard J. Flannery                 */s/ Sheryl L. Johns
----------------------------------      ----------------------------------
Richard J. Flannery, President and      Sheryl L. Johns, Director
Principal Executive Officer


/s/ Esther Cash                         */s/ William McLean
----------------------------------      ----------------------------------
Esther Cash, Vice President             William McLean, Director


/s/ William E. Vastardis                */s/ Harry Hoffman
----------------------------------      ----------------------------------
William E. Vastardis, Treasurer         Harry Hoffman, Director
and Principal Financial Officer


*/s/ Suzanne Brenner
----------------------------------
Suzanne Brenner, Director


*By: /s/ Esther Cash
     -----------------------------
     Esther Cash, Attorney-in-Fact

Date: April 29, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT
-----------       -------

(g5) Custodian Agreement between the Registrant and Investors Bank & Trust Company.
(h2) Administration Agreement between the Registrant and Investors Bank & Trust Company.
(h3) Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company.
(h4) Operations Monitoring Agreement between TIFF Investment Program, Inc. and EOS Fund Services LLC.
(j)               Consent of the Independent Auditor.